As filed with the U.S. Securities and Exchange Commission on April 26, 2021
1933 Act Registration No. 333-237618
1940 Act registration No. 811-21111

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 4	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 40	☒

THRIVENT VARIABLE ANNUITY ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue S., Suite 100
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Retirement Choice Variable Annuity
Thrivent Variable Annuity Account I

Statutory Prospectus
April 30, 2021
This Prospectus describes key features of the Thrivent Retirement Choice Variable Annuity Contract (the “Contract”) (form # ICC20 W-BZ-FPVA) offered by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law.
This Prospectus also describes certain optional features, not all of which may be available at the time you are interested in purchasing your Contract. We reserve the right to restrict availability of certain optional features. We may also make changes to optional features after your contract is issued as specified in this prospectus. We reserve the right to reject any applications, subject to any applicable nondiscrimination laws and to our own standards and guidelines.
We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account I (the “Variable Account”) and/or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio, which is an open-end management investment company (commonly known as a “mutual fund”).
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IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of the amount you paid with your application, or your total Contract value. You should review the Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
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Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Thrivent or from your financial professional. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Thrivent electronically by signing up for electronic delivery on our website at www.thrivent.com/gopaperless.
You may elect to receive all future reports in paper free of charge. You can inform Thrivent that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-847-4836. Your election to receive reports in paper will apply to all Portfolios available under your Contract.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	If you withdraw money from the Contract within 7 years of your last premium payment, you may be assessed a Surrender Charge. Each premium payment will have its own 7-year Surrender Charge. The maximum Surrender Charge is 7% during the first two years and decreases by 1% for the next five years. If you make an early withdrawal, you could pay a Surrender Charge of up to $7,000 on a $100,000 investment.			Charges-Surrender Charge
Transaction Charges	In addition to Surrender Charges, there may also be charges for other transactions.			Charges-Transfer Charges
	♦ A transfer charge of $25 for exceeding 24 Subaccount transfers in a Contract Year.
	♦ You will also pay a charge if you request a wire transfer of funds from your Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of the Accumulated Value in each Subaccount)	0.50%	1.25%
	Investment options Portfolio fees and expenses (as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio	0.23%	3.20%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	Minimum	Maximum
	Thrivent Income Builder (GLWB) Rider Charge (as a percentage of the benefit base) Current Charge is 1.30%	0.50%	2.50%
	Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of the MADB value) Current Charge is 0.25%	0.20%	0.50%
	Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract , the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract , which could add Surrender Charges that substantially increase costs.
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	Lowest Annual Cost: $1,506	Highest Annual Cost: $6,295
	Assumes:	Assumes:
	♦ Investment of $100,000	♦ Investment of $100,000
	♦ 5% annual appreciation	♦ 5% annual appreciation
	♦ Least expensive Portfolio fees and expenses	♦ Most expensive Portfolio fees and expenses
	♦ No optional benefits	♦ Thrivent Income Builder GLWB Rider
	♦ No sales charges	♦ No sales charges
	♦ No additional premium payments, transfers or withdrawals	♦ No additional premium payments, transfers or withdrawals
RISKS
Risk of Loss	You can lose money investing in the Contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment	Not a short-term investment. Not appropriate for you if you need ready access to cash. Each premium payment has a 7-year Surrender Charge that may decrease the surrender value.		Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each investment option (including the Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.		Principal Risks of Investing in the Contract
Insurance Company Risks	Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.		Principal Risks of Investing in the Contract
RESTRICTIONS
Investments	♦ The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account.		Purchases and Contract Value- Fixed Account
♦ If you have the Thrivent Income Builder (GLWB) Rider, your allocations to the subaccounts will be restricted by Subaccount Classifications, Required Allocation Percentages, and Allocation Options. You will receive notice if Thrivent changes investment restrictions.
♦ We reserve the right to add, remove or substitute investment options.
Optional Benefits	♦ You may only select the MADB Rider or the GLWB Rider at the time of Contract application. Only one optional benefit may be selected.		Benefits Available Under the Contract
♦ Withdrawals that exceed the limits under the GLWB rider may reduce the benefit base by an amount greater than the value withdrawn or could terminate the benefit.
♦ The MADB is decreased by the same proportion as the Accumulated Value was decreased by a partial surrender. This may reduce the rider value by an amount greater than the value withdrawn or could terminate the benefit.
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.		Taxes
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CONFLICTS OF INTEREST
Investment Professional Compensation	Financial professionals receive compensation for selling the Contracts. The financial professional will receive a base commission and may also receive trailing compensation based on the Contract’s Accumulated Value. Financial professionals may have an incentive to offer or recommend the Contract over another investment.	Distribution of the Contracts
Exchanges	Some financial professionals may have a financial incentive to offer you a new contract in place of the one they already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.	Taxes-Exchanges of Annuity Contracts
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Overview of the Contract
What is the Contract , and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the contract offers withdrawals on an ad hoc or systematic basis.  There is also an optional living rider, which you may add for an additional charge, where you may take out guaranteed withdrawal amounts for life.  Lastly, annuities provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a settlement option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging:  You may choose one of two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more of the variable investment options. Either dollar cost averaging program allows such investments to be made in installments over time.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract offers a standard death benefit during the accumulation phase for your beneficiaries, ensuring they receive the minimum of your premium payments adjusted for withdrawals. There is also an optional death benefit rider, which you may add for an additional charge, that may increase the death benefit.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
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Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes do not apply.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of purchase payments)[1]	7%
Transfer Charge[2]	$25
[1]	We may assess a surrender charge for partial surrenders or surrenders that exceed the free surrender amount. Each Premium Payment will have its own 7-year surrender charge schedule. Earnings in the Contract are removed first and always without a surrender charge. Then, premiums are removed from the Contract on a first-in, first-out basis and are assessed surrender charges based on full years since allocation. The surrender charge is 7% during the first two years and decreases by 1% for the next five years.
[2]	You are allowed 24 transfers each Contract Year. Transfers in excess of 24 will incur a $25 fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
You may only add an optional benefit at the time of application and can only select the MADB Rider or the GLWB Rider. You may not select both.
Annual Contract Expenses	Maximum	Current
Administrative Expenses[3]	$50	$50
Base Contract Expenses[4]	1.25%	1.25%
Maximum Anniversary Death Benefit (MADB) Rider Charge[5]	0.50%	0.25%
Thrivent Income Builder (GLWB) Rider Charge[6]	2.50%	1.30%
[3]	See Charges-Administrative Expenses for more information.
[4]	The Base Contract Expense pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
[5]	See Charges-Maximum Anniversary Death Benefit (MADB) Rider Charge.
[6]	See Charges-Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Charge.
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for Settlement Options that can be surrendered)	0.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
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The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract . A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1)fees, and other expenses as of 12/31/2020	0.23%	3.20%
Expenses after reimbursements and/or fee waivers as of 12/31/2020	0.23%	1.32% [7]
[7]	The “Expenses after reimbursements and/or fee waivers as of 12/31/2020” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus.
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and Annual Portfolio expenses.
Example: Contract with the Thrivent Income Builder (GLWB) Rider
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the Contract has the most expensive optional benefit (GLWB Rider). Although your costs may be higher or lower, based on these assumptions, your costs would be8:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$12,512	$25,396	$37,703	$70,343
Minimum Portfolio Expenses:	$ 9,769	$17,414	$24,707	$46,422
If you annuitize your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$12,512	$25,396	$34,491	$70,343
Minimum Portfolio Expenses:	$ 9,769	$17,414	$20,951	$46,422
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$ 6,295	$20,305	$34,491	$70,343
Minimum Portfolio Expenses:	$ 3,367	$ 11,839	$20,951	$46,422

[8]	For this example, the following assumptions are used: 2.50% optional benefit charge, 1.25% mortality and expense risk charge and Portfolio operating expenses ranging from 3.20% to 0.23%.
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Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦	Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦	Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
♦	Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-time horizon.
♦	Insurance Company Risks. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦	Investment Restrictions. We reserve the right to limit transfers, and there is a $25 charge per transfer when you transfer your Contract Value between the investment options more than 24 times in a Contract Year. In addition, the amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. In addition, we reserve the right to add, remove or substitute investment options.
♦	Premium Payment Risk. The maximum aggregate Premiums you may make without our prior approval is $1 million.
♦	Fees and Charges. Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
♦	Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦	Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
♦	Optional benefits. You may need to take early partial surrenders, which have the potential to substantially reduce the benefits from optional riders.
♦	Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦	Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
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General Description of the Registrant, Depositor and Portfolios
Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Registrant
Thrivent Variable Annuity Account I is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available October 31, 2002 . The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account I reflect the investment experience of Thrivent Variable Annuity Account I and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account I may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/RetirementChoice. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
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Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios of the Fund in which the Subaccount invests, including investment objectives and policies, risks, charges, and expenses.
Voting
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Maximum Annuity Date, an Owner shall have the voting interest with respect to Portfolio’s shares attributable to the Contract.
The number of votes which an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Portfolio.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Owners, will be voted by us in proportion to the instructions received from all Owners. As a result of proportionate voting, a small number of Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Charges
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Surrender Charge
We do not deduct a sales charge when we receive a Premium Payment. However, we may assess a surrender charge for partial surrenders or surrenders that exceed the free surrender amount or earnings or Required Minimum Distribution amount. We use this charge to cover certain expenses relating to the sale of the Contract. Each Premium Payment will have its own 7-year surrender charge schedule. The duration of each premium is the number of full years since that premium was allocated to this Contract. For the purpose of determining the surrender charge, surrenders are processed in the following order:
(1) First, the contract’s earnings are reduced. The contract’s earnings are:
(a) The Accumulated Value at the time the surrender is made;
Minus
(b) The total of premiums allocated to this contract;
Plus
(c) The total of premiums that were previously surrendered.
(2) Thereafter, premiums that were not previously surrendered are reduced in the order that they were allocated to this contract (first-in, first-out order).
In each Contract Year, you may surrender without a Surrender Charge an amount up to the greatest of
(1), (2), and (3):
(1) 10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year.
(2) This contract’s earnings.
(3) The Required Minimum Distribution, if any, that we determine for this contract according to Section 401(a)(9) of the Internal Revenue Code, for;
(a) That calendar year, or
(b) The prior calendar year if the surrender is made in a Contract Year that began in the prior calendar year
If the Contract includes the Thrivent Income Builder, no Surrender Charge will apply to Partial Surrenders as long as the total amount surrendered in a Contract Year is less than or equal to the Guaranteed Annual Withdrawal (GAWA) for that Contract Year.
The Surrender Charge schedule will be applied to the premiums reduced based on the duration of those premiums. The duration of each premium is the number of full years since that premium was allocated to this contract. Upon a full surrender, all remaining premiums will be reduced.
Surrender Charges
Full years since allocation	Percentage Applied to surrender amount[1]
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7+	0%
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1Earnings in the contract are removed first and always without a surrender charge. Then, premiums are removed from the contract on a first-in, first-out basis and are assessed surrender charges based on full years since allocation.
Example of Full Surrender in Surrender Charge Period:
DeMarcus’s initial premium is $100,000. Other than an additional premium of $25,000 one year later, DeMarcus contributes no additional premium for the next five years. Also, DeMarcus makes no surrenders from the contract for the next five years. Five full years after the initial premium allocation, and four full years after the additional premium, DeMarcus’s Accumulated Value is $175,000.
DeMarcus elects to make a full surrender (assume no GAWA or RMD applies in this example). DeMarcus’s earnings are $175,000 - $100,000 - $25,000 = $50,000, which are free of surrender charges. DeMarcus’s premiums are still in the surrender charge period, and his surrender charge is $100,000 X 3% + $25,000 X 4%, which is $4,000. DeMarcus’s cash surrender value is $175,000 - $4,000, which is $171,000.
Example of Partial Surrender in Surrender Charge Period:
DeMarcus‘s initial premium is $100,000. Other than an additional premium of $25,000 one year later, DeMarcus contributes no additional premium for the next five years. Also, DeMarcus takes no surrenders from the contract for the next five years. Five full years after the initial premium allocation, and four full years after the additional premium, DeMarcus’s Accumulated Value is $175,000.
DeMarcus elects to make a partial surrender of $90,000 on a “gross” basis (assume no GAWA or RMD applies in this example). DeMarcus’s earnings are $175,000 - $100,000 - $25,000 = $50,000, which are free of surrender charges. DeMarcus’s premiums are still in the surrender charge period, and the first-in, first-out method is used to determine the surrender charge. DeMarcus’s surrender charge is $40,000 X 3%, which is $1,200. DeMarcus’s surrender amount after the surrender charge is $90,000 - $1,200, which is $88,800. DeMarcus’s Accumulated Value after the partial surrender is $175,000 - $90,000, which is $85,000.
Waiver of Surrender Charges
♦	Surrenders Paid Under Certain Settlement Options. For surrenders of premiums made more than three years since that premium was allocated, there is no surrender charge applied to amounts you elect to have paid under:
(1) A settlement option for a fixed amount or a fixed period (described under Annuity Period) if the payment period equals or exceeds the longest remaining surrender charge period that would have applied and the proceeds are not subsequently withdrawn.
(2)Options which involve a life income.
For Florida Contracts this provision applies after Contract Year one.
♦	Ten Percent Free Each Contract Year (minimum amount each year). 10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year. This “Ten Percent Free” is not cumulative.
♦	Confinement of the Owner in a Hospital, Nursing Home, or Hospice. There is no surrender charge during or within 90 days after the end of the confinement of the Owner in a licensed hospital, nursing home, or hospice, provided that the confinement begins after the Contract has been issued and continues for at least 30 consecutive days. We will require proof of confinement satisfactory to us.
♦	Terminal Illness of the Owner. There is no surrender charge if the Owner has a life expectancy of 12 months or less. We will require certification by a physician acting within the scope of his or her license and may require independent medical verification.
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Mortality and Expense Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of two basic types:
♦	Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Date will be greater than the Accumulated Value available to pay those benefits, and (2) annuity payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
♦	Expense Risk. This is the risk that the expenses we incur with respect to the Contracts will exceed Contract charges.
As compensation for assuming these risks, we deduct a daily risk charge from the daily net assets in the Subaccounts. We guarantee that the mortality and expense risk charges for your Contract will never exceed the annual rates shown in the Fee and Expense Tables. The maximum charge as a percentage of daily net assets in the Subaccounts is 1.25% and the current charge is 1.25%. See the Fee Table for more detail.
If the risk charge is insufficient to cover the actual cost of the risks assumed by us, we will bear the loss. We will not reduce annuity payments to compensate for the insufficiency. If the risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.
Maximum Anniversary Death Benefit (MADB) Rider Charge
The MADB Rider Charge is the charge for this rider. The MADB Rider Charge will be deducted from the Accumulated Value. It will be deducted from the Fixed Account and the subaccounts of the Variable Account on a pro rata basis according to the ratio of the accumulated value in the Fixed Account and each subaccount of the Variable Account to the Accumulated Value of the contract as of the Rider Quarterly Anniversary. If the market is closed on the date the MADB Rider Charge should be processed, the charge will be processed on the next Valuation Date. The Rider Quarterly Anniversary is a date that is a multiple of three months following the date the rider is issued, and on the same date of the month as the date the rider is issued. If a month does not include that date, the Rider Quarterly Anniversary will be the last day of that month.
The first MADB Rider Charge will be deducted on the first Rider Quarterly Anniversary for the three-month period that started on the Rider Date of Issue. Thereafter, the MADB Rider Charge for each three-month period will be deducted on the Rider Quarterly Anniversary immediately after that three-month period.
On the day of each deduction, the MADB Rider Charge is calculated as the MADB multiplied by the MADB Rider Charge rate divided by four. The MADB Rider Charge is calculated after any changes to the MADB and the MADB Rider Charge rate that may occur prior to or on that day.
We may change the MADB Rider Charge rate at any time. It will never exceed the Maximum MADB Rider Charge of 0.50%. The current charge is 0.25%.
At rider termination, the MADB Rider Charge will be deducted for the final three-month period or portion thereof that the rider was in force. If rider termination occurs less than three months after the most recent Rider Quarterly Anniversary, the final MADB Rider Charge will be adjusted proportionately to reflect the time period that the rider was in force. The final MADB Rider Charge will be deducted immediately on the rider termination date. Thereafter, the MADB Rider Charge will cease.
Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Charge
The Thrivent Income Builder (GLWB) Rider Charge is the charge for this rider. It will be deducted from the subaccounts of the Variable Account on a pro rata basis according to the ratio of each subaccount of the Variable Account to the Accumulated Value of the Variable Account. The charge will be deducted from the Fixed Account only if the variable subaccounts are depleted. If the market is closed on the date the Thrivent Income Builder (GLWB) Rider Charge should be processed, the charge will be processed on the next Valuation Date.
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The first Thrivent Income Builder (GLWB) Rider Charge will be deducted on the first Rider Quarterly Anniversary for the three-month period that started on the Rider Date of Issue. Thereafter, the Thrivent Income Builder (GLWB) Rider Charge for each three-month period will be deducted on the Rider Quarterly Anniversary immediately after that three-month period. The Rider Quarterly Anniversary is a date that is a multiple of three months following the date the rider is issued, and on the same date of the month as the date the rider is issued. If a month does not include that date, the Rider Quarterly Anniversary will be the last day of that month.
On the day of each deduction, the Thrivent Income Builder (GLWB) Rider Charge is calculated as:
1) The GLWB Benefit Base;
Multiplied by
2) The Thrivent Income Builder (GLWB) Rider Charge Rate divided by four.
The Thrivent Income Builder (GLWB) Rider Charge is calculated after any changes to the GLWB Benefit Base and the GLWB Charge Rate that may occur on or prior to that day.
We may change the Thrivent Income Builder (GLWB) Rider Charge Rate at any time. It will never exceed the Maximum GLWB Charge Rate of 2.5%.
At rider termination, the Thrivent Income Builder (GLWB) Rider Charge will be deducted for the final three-month period or portion thereof that the rider was in force. If rider termination occurs less than three months after the most recent Rider Quarterly Anniversary, the final Thrivent Income Builder (GLWB) Rider Charge will be adjusted proportionately to reflect the time period that the rider was in force. The final Thrivent Income Builder (GLWB) Rider Charge will be deducted immediately on the rider termination date. Thereafter, the Thrivent Income Builder (GLWB) Rider Charge will cease.
Transfer Charge
You may make 24 free transfers in each Contract Year. On subsequent transfers (other than the dollar cost averaging and asset rebalancing programs), you will incur a $25 transfer charge. The transfer charge will be deducted from the amount transferred. Current IRS guidance references 12 transfers, however we believe that 24 transfers is acceptable under current law.
Surrender of a Settlement Option with a Guaranteed Period
If you are receiving Annuity Income with a guaranteed period, you may elect to receive a full or partial surrender of the commuted value of the remaining payments, unless the income elected was irrevocable. The value of the remaining payments on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge.
Expenses of the Portfolios
Because the Subaccounts purchase shares of the Portfolios; the accumulation unit values of the Subaccounts will reflect the corresponding portfolio operating expenses or other expenses incurred by the Portfolio. See the Fee Table and the accompanying current prospectuses of the Portfolios.
Administrative Expenses
We will charge an Administrative Expense on each Contract Anniversary. The Maximum Annual Administrative Expense is $50.
However, we will waive the charge on any anniversary when the Accumulated Value is at least $50,000.
The charge will be taken from each Subaccount of the Variable Account and from the Fixed Account according to the ratio for this Contract of the Accumulated Value in each Subaccount and the Fixed Account to the Accumulated Value of the contract.
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Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
Maintenance of Solvency
The maintenance of solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. We expect your share would be apportioned according to the value you have in the Fixed Account, if any. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a maintenance of solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/RetirementChoice.
General Description of the Contracts
Entire Contract
♦	Your entire Contract is comprised of:
♦	the Contract including any attached rider(s), if any, endorsements or amendments;
♦	the application attached to the Contract; and
♦	our Articles of Incorporation and Bylaws and all amendments to them. Benefits will not be reduced or eliminated by any future amendments to our Articles of Incorporation or Bylaws.
Owner and Beneficiaries
While an Owner is living and before the Maximum Annuity Date, you may exercise all of the owner’s rights under the Contract. If there are multiple owners, all must act in concert to exercise ownership rights. Joint owners must be federally recognized spouses and each other’s sole primary beneficiary.
If the Contract was applied for as a juvenile contract, the Owner (juvenile) may not exercise ownership rights until control is transferred to the Owner. Before control is transferred, the person who applied for the Contract as applicant/controller may exercise ownership rights on behalf of the Owner.
An Owner may (subject to the eligibility requirements in the bylaws of Thrivent) name a beneficiary to receive the death benefit or the annuity proceeds payable under the Contract.
No Beneficiary change shall take effect unless received by Thrivent at its Service Center. When Notice is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent while the insured was alive. Such beneficiary change shall be null and void where Thrivent has made a good faith payment of the proceeds or has taken other action before receiving the change.
Spousal Continuation
If an Owner dies, and that Owner’s spouse is the sole primary beneficiary, that spouse may elect to continue this Contract in force under Spousal Continuation, to the extent permitted by law. Spousal Continuation, if elected, is subject to the following:
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1) Spousal Continuation is effective on the date that the election is made (the Continuation Date).
2) The spouse will be the Owner and Annuitant on the Continuation Date.
3) Contract benefits that continue will be determined using the Accumulated Value on the Continuation Date. The Surrender Charge schedule will continue as if the death had not occurred.
4) Spousal Continuation is elected in lieu of receiving Death Proceeds.
5) Death Proceeds are calculated on the date we receive Proof of Death of an Owner. Any excess of Death Proceeds over Accumulated Value on that date will be added to the Accumulated Value. This amount will be allocated to subaccounts of the Variable Account and to the Fixed Account according to the ratio of the accumulated value in each to the total Accumulated Value.
6) Spousal Continuation may be elected only once in this Contract.
The spouse will have 60 days from the date we receive proof of death in which to elect to receive Death Proceeds or continue the contract under Spousal Continuation. If an election is not made within 60 days, we will deem that Spousal Continuation has been elected on the 61st day, and that day will be the Continuation Date.
Death of Annuitant After an Annuity Date
If an Annuitant dies while we are paying Annuity Income under a settlement option, any amounts payable will depend on the terms of that settlement option. See Annuity Period - Settlement Options.
Contract Termination
We will terminate your Contract on any Contract Anniversary if the Accumulated Value before the deduction of any Contract Maintenance Charge is less than $2,000. Upon termination, we will pay you the Accumulated Value.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account or the Fixed Account. We reserve the right to limit allocations or transfers to the Fixed Account. Certain investment options may be unavailable in some states.
The Accumulated Value of the Contract in the Subaccounts will vary primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. The interest rate that applies to the Fixed Account depends upon the rate in effect on the date of the allocation and subsequent rates guaranteed to never fall below the Fixed Account Guaranteed Minimum Interest Rate.
If your contract is set up on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.
Automatic Asset Rebalancing Program
The Automatic Asset Rebalancing program transfers your Contract’s Accumulated Value among Portfolios (this excludes the Fixed Accounts) on a regular basis according to your instructions.
On or before the Maximum Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. You may not include the Fixed Account in the asset rebalancing program. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program. You may select any date to begin the asset rebalancing program (except the 29th, 30th, or 31st of a month) and whether to have your Subaccounts reallocated quarterly, semiannually or annually. The sum of the rebalancing
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percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Asset Rebalancing Form. To terminate the asset rebalancing program, you must provide Notice to us. The program will not terminate automatically by transferring your allocations to another Subaccount or combination of Subaccounts. Thrivent has the right to refuse or limit transfers to variable subaccounts at any time.
Dollar Cost Averaging Program
You may choose one of two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more Subaccounts other than the Fixed Account. Only one dollar cost averaging program may be operating at any time. Dollar cost averaging is generally suitable if you are making a substantial premium payment to your Contract and desire to control the risk of investing at the top of a market cycle. Either dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals. The dollar cost averaging programs you may participate in are described below.
Dollar Cost Averaging from the Fixed Account. You may dedicate a premium of at least $10,000 at any time to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. You may not transfer to the Fixed Account in the dollar cost averaging program. The amount allocated to the DCA Fixed Account may be credited with a higher interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period. Premiums can be added to an existing DCA Fixed Account and will transfer out on the existing schedule. One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month, such as the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the last day of the month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Money Market Dollar Cost Averaging. At any time, you may establish a dollar cost averaging program to make periodic transfers of at least $200 from the Thrivent Money Market Subaccount to one or more of the Subaccounts but not the Fixed Account. At least $10,000 must be allocated with premiums and/or transfers to the DCA Money Market account for it to be established. Premiums and transfers can be added to an existing DCA Money Market account and will transfer out according to the existing transfer schedule. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the dollar cost averaging program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Notice.
Exchange Program
From time to time, we may offer programs for certain variable annuities issued by Thrivent to be exchanged for the Contract described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees that are provided by the contract you currently own to the benefits and guarantees provided by the new contract being offered. You should also compare the fees and charges of your current contract to the new contract being offered as they may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us and any such program will comply with applicable law.
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General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Contract or Registrant Changes
Shares of Thrivent Portfolios are sold to other Portfolios, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. We may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Portfolio, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Portfolio’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦	Changes in state insurance laws;
♦	Changes in Federal income tax law;
♦	Changes in the investment management of the Portfolio; or
♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Portfolio to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of shares by one or more of the separate accounts, which could have adverse consequences.
Such action could include the sale of Fund by one or more of the separate accounts, which could have adverse consequences.
The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.
The Variable Account will purchase and redeem from the Fund at net asset value to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, or the Fixed Account, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in that Portfolio and retained as assets of the corresponding Subaccount.
Addition, Deletion, Combination, or Substitution of Investments
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
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♦	Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Transfers Among Subaccounts
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.
We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See the Fee Table for more information on the number of transfers.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among Subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple Contracts under common ownership or control.
Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
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If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request or new premium, without notice for any reason.
In addition, the underlying Portfolios may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
Assignments
Assignment is the transfer of Contract ownership from one party to another. If the Contract was issued in a Qualified Plan, then before the Annuity Date:
♦	You may transfer ownership to a trust, custodian, or employer, unless the plan is governed by Sections 408 or 408A of the Internal Revenue Code.
♦	If the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant.
♦	Except as described above, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then, before the Annuity Date, ownership may be transferred subject to our approval, except that joint Annuitants who are also joint owners may not transfer ownership to a natural person, and the Contract may be assigned as collateral. If the Contract was applied for as a juvenile contract, then ownership may be transferred only after control has been transferred to the Annuitant.
We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Taxes.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial professionals and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
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Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦	Contracts used in an employer sponsored retirement plan; and
♦	Contracts issued in Massachusetts and Montana.
Annuity Period
Annuity Date
You may select one or more dates to begin an Annuity Income under a settlement option. Each settlement option will begin on an Annuity Date.
Maximum Annuity Date
The Maximum Annuity Date stated in your Contract is the latest date on which we will begin paying you an annuity income. At issue, the Maximum Annuity Date is set to the Contract Anniversary when the oldest Owner is age 95 under the Contract. At the Maximum Annuity Date stated in your Contract, we may, at our discretion, allow you to extend the Maximum Annuity Date.
If the Thrivent Income Builder is in place on the Maximum Annuity Date, annuity payments will be at least as much as the Guaranteed Annual Withdrawal Amount (GAWA).
Your Contract provides for a death benefit if an Owner dies before the Maximum Annuity Date. After the Maximum Annuity Date, amounts payable, if any, depend on the terms of the settlement option.
Annuity Income
An Annuity Income will be calculated using the amount of cash surrender value on an Annuity Date.
For any surrender made more than three years after the date that premium was allocated to the contract, no Surrender Charge will be deducted from the portion of the amount surrendered which is paid under Options 2 or 3, provided that payments will be made for at least as long as the greatest number of months remaining in any Surrender Charge schedule that otherwise would have applied and the proceeds are not subsequently withdrawn.
Surrender charges will also be waived for an election of Option 4 or 5 or any other life income option agreed to by us.
We will pay you the Annuity Income under a settlement agreement according to the annuity settlement option that you select. However, we will pay a single sum if the Accumulated Value on the Maximum Annuity Date is less than $2,000. If we pay you proceeds in a single sum, your Contract will terminate.
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If you have not selected either a settlement option or a single sum payment by the Maximum Annuity Date, we will pay proceeds of $2,000 or more using an annuity with (1) life income with 10-year guarantee period if one Annuitant is living on the Maximum Annuity Date, or (2) joint and survivor life income with a 10-year guarantee period if two Annuitants are living on the Maximum Annuity Date.
Settlement Options
You may elect to have your full proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options.
Proceeds from death or surrender are payable in a lump sum unless otherwise provided. Instead of a lump sum, proceeds from death or surrenders of $2,000 or more may be paid under a settlement option by means of a settlement agreement that we will issue.
♦	Option 1 - Interest Income. The proceeds may be left on deposit. Interest earned may be paid in cash at regular intervals or left to accumulate at interest. We will pay interest at a rate not less than the guaranteed interest rate. All or part of these proceeds may be withdrawn upon request.
♦	Option 2 - Income of a Fixed Amount. We will pay Annuity Income of a fixed amount at agreed upon intervals. The fixed amount must not result in a payment period that exceeds 360 months. We reserve the right to require a fixed amount that results in a payment period of at least 60 months. Interest will be credited on the unpaid balance at a rate not less than the guaranteed interest rate. Income will be paid until the proceeds and interest are paid in full. After the first payment is made, this option may not be changed except as described in the Contract.
♦	Option 3 - Income for a Fixed Period. We will pay Annuity Income for a fixed period not to exceed 360 months. We reserve the right to require a fixed period of at least 60 months. Interest will be credited on the unpaid balance at a rate not less than the guaranteed interest rate. After the first payment is made, this option may not be changed except as described in the Contract.
♦	Option 4 - Life Income with Guaranteed Period. We will pay Annuity Income for the lifetime of the Annuitant of the settlement agreement. A guaranteed period of up to 360 months may be elected. If the Annuitant dies during the guaranteed period, payments will be continued to the end of the period and will be paid to the agreement’s beneficiary. After the first payment is made, this option may not be changed except as described in of the Contract. Income will not be less than an income based on the mortality table and guaranteed interest rate using the sex and adjusted age of the annuitant on his or her birthday nearest the date of settlement.
♦	Option 5 - Joint and Survivor Life Income with Guaranteed Period. We will pay Annuity Income as long as at least one of the two Annuitants of the settlement option agreement is alive. A guaranteed period of up to 360 months may be elected. If one Annuitant dies during the guaranteed period, payments will continue for the lifetime of the surviving Annuitant. Before the first payment is made under this option, a reduction factor may be elected which will reduce any payments made after the guaranteed period by the elected reduction factor if only one annuitant is then living. Payments made during the guaranteed period will be larger if a reduction factor is elected. If both Annuitants die during the guaranteed period, payments will be continued to the end of that period and will be paid to the agreement’s beneficiary. After the first payment is made, this option may not be changed except as described in the Contract. Income will not be less than an income based on the mortality table and guaranteed interest rate using the sex and adjusted age of each Annuitant on his or her birthday nearest the date of settlement.
In addition to these settlement options, proceeds may be paid under any other settlement option that you request and to which we agree.
If we are making payments under a life income settlement option with a guaranteed period, an owner of the settlement option may elect to receive a lump sum instead of continuing payments while in the guaranteed period, unless the settlement option election was irrevocable. The value of the remaining payments on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge.
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If an owner or Annuitant dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the settlement option at least as rapidly as payments were being paid under that settlement option on the date of death.
Adjusted Age
As used in Options 4 and 5, adjusted age is the age of an annuitant on his or her birthday nearest the date of settlement minus the adjustment shown below:
Years of First Payment	Age Adjustment
2020-2029	0
2030-2039	1
2040-2049	2
2050-2059	3
2060-2069	4
2070-2079*	5
*For each succeeding decade, the age adjustment continues to increase by 1.
Option 6 – Other Options. The proceeds may be paid under any other settlement option agreeable to us.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period. If this requirement is met, the settlement option and the tax-deferred balance will generally be treated as two separate Contracts for income tax purposes only. Your after-tax premiums in your Contract will be allocated pro-rata between the settlement option and the portion that remains deferred.
Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. Payments under any settlement option must be in amounts at least as great as $50. If annuity payments would be or become less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50.
Benefits Available Under the Contract
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The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Standard Death Benefit	Pays the beneficiary if the owner dies during the accumulation phase.	Standard	No additional charge	No additional charge	Withdrawals reduce the benefit.
Maximum Anniversary Death Benefit (MADB)	May increase the amount of the death benefit if the owner dies during the accumulation phase. It can provide you with an increased death benefit based on the Accumulated Value on a Contract Anniversary.	Optional	0.50% [1]	0.25% [1]	Only available at issue if you are no more than Issue Age nearest 75. This is not available if the GLWB Rider is selected. Withdrawals reduce the benefit.
[1]	See Charges-MADB Rider Charge for more information.
Living Benefit
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider	Allows you to withdraw up to a Guaranteed Annual Withdrawal Amount each Contract Year for life.	Optional	2.50% [2]	1.30% [2]	Only available at issue if you are Issue Age 50 or older. The minimum required premium is $25,000. This is not available if the MADB is selected. Withdrawals reduce the benefit.
[2]	See Charges-Thrivent Income Builder (GLWB) Rider Charge for more information.
Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Annuity Income Payments	Allows the Owner to elect a Settlement Option specified in the Contract.	Standard	None	None	Depending on the option(s) selected, you may not be able to request surrenders.
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Fixed Account	Funds in the Fixed Account will be credited with a guaranteed amount of interest. Interest rates are guaranteed for one year intervals.	Standard	None	None	The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account at the time the first transfer is made.
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	You may not include the Fixed Account.
Dollar Cost Averaging	Dollar Cost Averaging allows you to have automatic periodic transfers to one or more Subaccounts other than the Fixed Account.	Standard	None	None	You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing payments drawn from your investment options during the Accumulation Phase.	Standard	None	None	Surrender Charges may apply to amounts in excess of the free amount. Taxes or penalties may apply.
Free Surrender Amounts	Surrender Charges do not apply to amounts that exceed the greatest of 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year, the Contract’s earnings or Required Minimum Distribtion.	Standard	None	None
Confinement of the Owner in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the owner.	Standard	None	None	Confinement must begin after the Contract has been issued and must continue at least 30 days.
Terminal Illness	Surrender Charges are waived if the Owner has a life expectancy of 12 months or less.	Standard	None	None	Certification from a licensed physician acting within the scope of his or her license will be required.
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Death Benefit Before the Maximum Annuity Date
We will pay Death Proceeds upon the death of an Owner. If the Owner is a Non-Natural Person, we will pay Death Proceeds upon the death of an Annuitant. Death Proceeds will be paid only if the date of death is before the Maximum Annuity Date and the Accumulated Value is greater than zero on the date of death. Death Proceeds will be paid to the beneficiaries.
Death Proceeds are calculated at the end of the Valuation Period during which we receive at our Service Center a certified copy of the death certificate of the decedent, or other lawful evidence providing equivalent information.
The amount of Death Proceeds is the greatest of the following:
1)The Accumulated Value.
2)The Standard Death Benefit.
3)The Maximum Anniversary Death Benefit, if any.
Any amount of the Death Benefit in excess of the Accumulated Value will be allocated to the Subaccounts and/or the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Once calculated, Death Proceeds may continue to be subject to the investment experience of the Subaccounts. When based on the investment experience of the Subaccounts, Death Proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when the beneficiary provides the claim form and all claim requirements in good order will that beneficiary’s share of the Death Proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender charges do not apply to Death Proceeds.
Example of calculation of death proceeds:
Carlos died on June 20. Since the Contract’s issue date, Carlos contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received proof of death. The current Accumulated Value of Carlos’s Contract on that day was $275,000. The standard death benefit provides for an infusion to the Contract if the total premiums payments adjusted for surrenders exceed the Accumulated Value when we receive proof of death. We determined Carlos’s standard death benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Standard Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death proceeds.
Death Proceeds fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.
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Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received proof of death; we determined that the death proceeds were $300,000 as of that day (30,000 accumulation units x $10 each). Carlos’s two children are the beneficiaries and are entitled to  1⁄2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Proceeds Received
July 10	Ramona	$11	15,000 x $11= $165,000
July 20	Sofia	$ 9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the death benefit in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Period - Settlement Options.
Standard Death Benefit
A Standard Death Benefit is payable if an Owner dies before the Maximum Annuity Date. The Standard Death Benefit is equal to the adjusted sum of premiums as follows:
(1) As of the day a premium is received by us, the sum is increased by the amount of that premium.
(2) As of the day a Partial Surrender is taken, the sum is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
If this contract is continued under Spousal Continuation, then on any date on or after the Continuation Date, the adjusted sum of premiums will be determined using only premiums paid and Partial Surrenders taken on or after the Continuation Date. The Accumulated Value on the Continuation Date will be deemed a premium paid on that date for purposes of this provision.
Spousal Continuation
If an Owner dies, and that Owner’s spouse is the sole primary beneficiary, that spouse may elect to continue this Contract in force under Spousal Continuation, to the extent permitted by law. Spousal Continuation, if elected, is subject to the following:
1)Spousal Continuation is effective on the date that the election is made (the Continuation Date).
2)The spouse will be the Owner and Annuitant on the Continuation Date.
3)Contract benefits that continue will be determined using the Accumulated Value on the Continuation Date. The Surrender Charge schedule will continue as if the death had not occurred.
4)Spousal Continuation is elected in lieu of receiving Death Proceeds.
5)Death Proceeds are calculated on the date we receive Proof of Death of an Owner. Any excess of Death Proceeds over Accumulated Value on that date will be added to the Accumulated Value. This amount will be allocated to subaccounts of the Variable Account and to the Fixed Account according to the ratio of the accumulated value in each to the total Accumulated Value.
6)Spousal Continuation may be elected only once in this Contract.
The spouse will have 60 days from the date we receive proof of death in which to elect to receive Death Proceeds or continue the contract under Spousal Continuation. If an election is not made within 60 days, we will deem that Spousal Continuation has been elected on the 61st day, and that day will be the Continuation Date.
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Death of Annuitant After an Annuity Date
If an Annuitant dies while we are paying Annuity Income under a settlement option, any amounts payable will depend on the terms of that settlement option. See Annuity Period—Settlement Options.
Maximum Anniversary Death Benefit (MADB) Rider
The Maximum Anniversary Death Benefit (MADB) Rider is only available at issue if no more than age 75 (age nearest). The MADB Rider is not available if you elect the Thrivent Income Builder (GLWB) Rider.
For purposes of this MADB Rider, the individual referenced must be an Owner. If the Owner is a Non-Natural Person, the individual referenced must be an Annuitant.
The amount of Death Proceeds is the greatest of the following:
1) The Accumulated Value.
2) The Standard Death Benefit.
3) The Maximum Anniversary Death Benefit.
On any day through the Contract Anniversary on which the oldest individual attains Contract Age 80, the MADB is the greatest of the Anniversary Death Benefits determined as follows during the first Contract Year and for each Contract Anniversary.
1) The Anniversary Death Benefit on any day during the first contract year equals the adjusted sum of premiums determined as follows in chronological order:
a) As of the day a premium is allocated to this contract, the sum is increased by the amount of that premium.
b) As of the day that a Partial Surrender is made, the sum is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
2) The Anniversary Death Benefit for a Contract Anniversary is the Accumulated Value on that anniversary adjusted as follows in chronological order:
a) As of the day a premium is received by us, the benefit is increased by the amount of that premium.
b) As of the day that a Partial Surrender is made, the benefit is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
On any day after the Contract Anniversary on which the oldest individual attains Contract Age 80, the MADB is equal to the amount calculated in Section 2 above, at that individual’s Contract Age 80, adjusted in chronological order as in a) and b) above.
This rider will terminate on the earliest of the following dates:
1) The date this contract terminates.
2) The end of the Valuation Period during which we receive at our Service Center a certified copy of the death certificate of the decedent, or other lawful evidence providing equivalent information.
3) The date the Accumulated Value is reduced to zero.
4) The date at least two years after the Rider Date of Issue that we receive your Notice to cancel this rider.
5) The date you elect to receive proceeds from a Full Surrender under a settlement option.
6) The Maximum Annuity Date.
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Example of MADB Rider Where a Death Benefit Increase Occurs:
Rumi elects the Maximum Anniversary Death Benefit (MADB) Rider at issue and her initial premium is $100,000. Rumi contributes no additional premium during the first contract year, and she takes no surrender during the first contract year. In the first contract year, Rumi’s MADB amount is $100,000, or the Standard Death Benefit. On Rumi’s first contract anniversary, the Accumulated Value is $108,000. Rumi’s MADB amount is calculated as of that date as $108,000.
Example of MADB Rider Where a Death Benefit Increase Does Not Occur:
Rumi elects the MADB Rider at issue and her initial premium is $100,000. Rumi contributes no additional premium during the first contract year, and she takes no surrender during the first contract year. In the first contract year, Rumi’s MADB amount is $100,000, or the Standard Death Benefit. On Rumi’s first contract anniversary, the Accumulated Value is $98,000. Rumi’s MADB amount is calculated as of that date as $100,000.
Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
The Thrivent Income Builder is a Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider that is an optional benefit that allows you to withdraw up to a Guaranteed Annual Withdrawal Amount (GAWA) each Contract Year for as long as the Thrivent Income Builder is in force. The Thrivent Income Builder is only available at issue or if Spousal Continuation is elected (and the Thrivent Income Builder is still available). If you elect the Thrivent Income Builder, you may not elect the Maximum Anniversary Death Benefit Rider. GAWA withdrawals are not subject to a surrender charge and may be withdrawn each Contract Year after the GLWB Calculation Date, described below.
GLWB Calculation Date. The GLWB Calculation Date, is the date on which we determine the initial Guaranteed Annual Withdrawal Amount (GAWA). It is the earliest of the following dates:
1) The date that you take the first Partial Surrender from this contract. That Partial Surrender is included in the Guaranteed Annual Withdrawal Amount for the Contract Year in which the surrender is taken.
2) The date that the Accumulated Value is reduced to zero, when that reduction in Accumulated Value is not the result of a surrender.
3) The Maximum Annuity Date.
The GLWB Calculation Date cannot be deferred to a date later than as described above.
Starting on the GLWB Calculation Date, the following provisions in the base contract do not apply:
1) Minimum Accumulated Value
2) Minimum Remaining Accumulated Value After a Partial Surrender
The Benefit. While this rider is in force, no Surrender Charge will apply to Partial Surrenders as long as the total amount surrendered in a Contract Year is less than or equal to the Guaranteed Annual Withdrawal Amount (GAWA) for that Contract Year. Partial Surrenders that do not exceed the Guaranteed Annual Withdrawal Amount for that Contract year will not decrease the GLWB Benefit Base. Partial Surrenders will decrease the Accumulated Value.
If the Accumulated Value is reduced to zero and the GLWB Benefit Base is not zero, we will pay you the GAWA each year while a Covered Person is living. The GAWA will be paid under a settlement agreement that we will issue.
Covered Person(s). The persons upon whose life the benefits of this rider are based. At the Rider Date of Issue, each Covered Person will be the other Covered Person’s sole primary beneficiary. That beneficiary designation cannot be changed except as described in Divorce of Covered Persons Before the Maximum Annuity Date below.
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Covered Persons cannot be changed except that the surviving Covered Person will continue as the sole Covered Person as described in Death of a Covered Person Before the GLWB Calculation Date and Death of a Covered Person Before the Maximum Annuity Date below.
Divorce of Covered Persons Before the Maximum Annuity Date (for two Covered Persons only). If Covered Persons divorce, they continue as Covered Persons and this rider and its benefits continue unchanged, except that the beneficiary designation may be changed and Spousal Continuation is not an option.
Withdrawal Percentage. The Withdrawal Percentage is set on the GLWB Calculation Date using the Contract Age of the Covered Person (or the younger Covered Person, if there are two) on that date. Once that Withdrawal Percentage is set on the GLWB Calculation Date, it cannot change. The Withdrawal Percentage will be compared to the following table based on the contract age of the Covered Person if a single GLWB or the youngest Covered Person if a joint GLWB. For a joint GLWB, if one Covered Person has died, we will use the surviving Covered Person’s Contract Age and the percentage listed in the joint column below.
Contract Age	Single	Joint
50-59	3.25%	2.75%
60-64	3.75%	3.25%
65-69	4.75%	4.25%
70-74	5.25%	4.75%
75+	5.75%	5.25%
GLWB Benefit Base. If the Rider Date of Issue is the same as the Date of Issue of the contract, the GLWB Benefit Base on the Rider Date of Issue is equal to the Initial Premium. Otherwise, the GLWB Benefit Base on the Rider Date of Issue is equal to the Accumulated Value as of the Rider Date of Issue.
Thereafter, GLWB Benefit Base will be adjusted as described below, not to exceed the Maximum GLWB Benefit Base of $10,000,000.
1) When a premium is allocated under this contract, the GLWB Benefit Base is increased by the amount of that premium.
2) At each Contract Anniversary, the GLWB Benefit Base will be increased as in (a) and (b) below, in the respective order shown.
a) The GLWB Benefit Base will be increased by any Credit Amount applicable for that Contract Anniversary.
b) The resulting GLWB Benefit Base is compared to the Accumulated Value.
(i) Step Up: If the GLWB Benefit Base is less than that Accumulated Value, the GLWB Benefit Base will Step Up to equal the Accumulated Value.
(ii) If the GLWB Benefit Base is not less than the Accumulated Value, no Step Up will be made.
3) On the Guarantee Date [The later of the 12th contract anniversary after the rider issue date or the Contract Anniversary the Covered Person (or the youngest if there are two) turns Contract Age 71], we will make any adjustment to the GLWB Benefit Base pursuant to GLWB Benefit Base Guaranteed Minimum.
4) As of any day that you have made a GLWB Excess Surrender, the GLWB Benefit Base is decreased as specified in GLWB Excess Surrender.
The GLWB Benefit Base is used only for calculating benefits and the Thrivent Income Builder (GLWB) Charge. It cannot be taken as a Full or Partial Surrender and is not payable as part of Death Proceeds.
GLWB Benefit Base Credit. The GLWB Benefit Base will be increased by the Credit Amount on each Contract Anniversary during a Credit Period if no surrender was made during the immediately prior Contract Year.
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Credit Amount. The Credit Amount is calculated as the Credit Base on the Contract anniversary, multiplied by the Credit Percentage.
The initial Credit Amount is calculated at the beginning of the first Credit Period. A new Credit Amount is calculated at the beginning of any new Credit Period.
Credit Base. If the Rider Date of Issue is the same as the Date of Issue of the contract, the Credit Base equals the Initial Premium. Otherwise, the Credit Base equals the Accumulated Value on the Rider Date of Issue. Thereafter, the Credit Base is increased and decreased as follows:
1) Credit Base increase.
a)If additional premium is allocated under this contract, the Credit Base is increased by the amount of that premium. That new Credit Base is used starting on the next Contract Anniversary.
b)If the GLWB Benefit Base increases due to Step Up, the Credit Base is increased to equal the GLWB Benefit Base. That new Credit Base is used starting on the Contract Anniversary one year following the Step Up.
2) Credit Base decrease.
a)If the GLWB Benefit Base decreases as a result of a GLWB Excess Surrender, the Credit Base is decreased by the ratio of:
i) The amount of the GLWB Excess Surrender:
Divided by
ii) The Accumulated Value prior to the surrender less the amount of the Partial Surrender that is not a GLWB Excess Surrender.
That new Credit Base is used starting on the next Contract Anniversary.
Credit Period. The first Credit Period begins on the Rider Date of Issue. Thereafter, a new Credit Period begins on any Contract Anniversary on which a GLWB Benefit Base Step Up causes the Credit Base to increase.
The last Credit Period ends on the earliest of the following dates:
1)The date that a surrender or charge reduces the Accumulated Value to zero.
2)The later of the 10th Contract Anniversary after the Rider Date of Issue and the Contract Anniversary 10 years after the latest Contract Anniversary on which a GLWB Benefit Base increase due to Step Up caused the Credit Base to increase.
3)The Contract Anniversary when the older Covered Person reaches Contract Age 80.
If the last Credit Period ends as in (2) and (3) immediately above, a Credit Amount will be added to the GLWB Benefit Base on the Contract Anniversary on which the Credit Period ended.
The Accumulated Value of this contract is not increased by any GLWB Benefit Base Credit or any increase to the Credit Base.
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Example of Thrivent Income Builder getting a Benefit Base Credit, but not a Step Up:
Kevin has the Thrivent Income Builder and his initial premium is $100,000. On the rider date of issue, the GLWB Benefit Base is $100,000 and the Credit Base is $100,000. Kevin contributes no additional premium during the first contract year, and he takes no surrender during the first contract year. At the first contract anniversary, the Accumulated Value is $104,000. This example assumes a GLWB Benefit Base Credit of 6%. Kevin receives a GLWB Benefit Base Credit of $100,000 X 6% = $6,000, increasing the GLWB Benefit Base to $106,000. As the resulting GLWB Benefit Base is not less than the Accumulated Value, Kevin does not receive a Step Up.
Example of Thrivent Income Builder getting a Benefit Base Credit and a Step Up:
Denise has the Thrivent Income Builder and her initial premium is $100,000. On the rider date of issue, the GLWB Benefit Base is $100,000 and the Credit Base is $100,000. Denise contributes no additional premium during the first contract year, and she takes no surrender during the first contract year. At the first contract anniversary, the Accumulated Value is $108,000. This example assumes a GLWB Benefit Base Credit of 6%. Denise receives a GLWB Benefit Base Credit of $100,000 X 6% = $6,000, increasing the GLWB Benefit Base to $106,000. As the resulting GLWB Benefit Base is less than the Accumulated Value, Denise receives a Step Up and the GLWB Benefit Base is set equal to the Accumulated Value, making the GLWB Benefit Base $108,000.
GLWB Benefit Base Guaranteed Minimum. The GLWB Benefit Base on the Guarantee Date will not be less than the GLWB Benefit Base Guaranteed Minimum if none of the following has occurred prior to that date:
1) A partial surrender has been made.
2) The Accumulated Value has been reduced to zero.
The GLWB Benefit Base Guaranteed Minimum is calculated using the premium amounts allocated under this contract. It is calculated as the sum of the following:
1) Premium allocated in the first Contract Year, multiplied by 200%.
2) Premium allocated in subsequent Contract Years and no later than one day before the Guarantee Date, multiplied by 100%.
On the Guarantee Date, after all other adjustments to the GLWB Benefit Base on that Contract Anniversary, we will compare the GLWB Benefit Base to the GLWB Benefit Base Guaranteed Minimum.
1) If the GLWB Benefit Base is less than the GLWB Benefit Base Guaranteed Minimum, the GLWB Benefit Base will be adjusted to equal the GLWB Benefit Base Guaranteed Minimum.
2) If the GLWB Benefit Base is not less than the GLWB Benefit Base Guaranteed Minimum, no further adjustments will be made.
The GLWB Benefit Base Guaranteed Minimum does not increase the Accumulated Value of this Contract and cannot be taken as a Full or Partial Surrender and is not payable as part of Death Proceeds.
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Example of GLWB Benefit Base Guaranteed Minimum with adjustment:
Kevin has the Thrivent Income Builder and his initial premium is $100,000. He contributes no additional premium during the first contract year and $25,000 additional premium in subsequent contract years prior to the Guarantee Date. On the Guarantee Date, the Accumulated Value is $190,000 and the GLWB Benefit Base is $195,000. The Guaranteed Minimum is calculated as 200% X $100,000 + 100% X $25,000 = $225,000. Kevin’s GLWB Benefit Base is adjusted to equal $225,000. The Accumulated Value is unchanged at $190,000.
Example of GLWB Benefit Base Guaranteed Minimum without adjustment:
Kevin has the Thrivent Income Builder and his initial premium is $100,000. He contributes no additional premium during the first contract year and $25,000 additional premium in subsequent contract years prior to the Guarantee Date. On the Guarantee Date, the Accumulated Value is $235,000 and the GLWB Benefit Base is $235,000. The Guaranteed Minimum is calculated as 200% X $100,000 + 100% X $25,000 = $225,000. Kevin’s GLWB Benefit Base is unadjusted to remain at $235,000. The Accumulated Value is unchanged at $235,000.
Guaranteed Annual Withdrawal Amount (GAWA). The initial Guaranteed Annual Withdrawal Amount is determined on the GLWB Calculation Date as:
(1)The Withdrawal Percentage;
Multiplied by
(2)The GLWB Benefit Base on that day.
The GAWA may change from year to year depending on whether the Benefit Base was increased, as described in this prospectus, or decreased as a result of GLWB Excess Surrenders. On any day that the Benefit Base is decreased, the GAWA will be adjusted, effective as of the next Contract Anniversary, to equal (a) the lesser of the Benefit Base on that date or $10,000,000, multiplied by (b) the Withdrawal Percentage, and the GAWA will decrease.
If the Benefit Base increases, your GAWA will increase. Your GAWA will not decrease unless your Benefit Base decreases. Any decrease in your GAWA is effective on the following Contract Anniversary. No surrender charges will apply when partial surrenders are made, except to the extent that total surrenders in a Contract Year exceed the greater of (a) the GAWA, or (b) the surrender charge free amount available under the Contract. Withdrawals of the GAWA are taxed in the same manner as partial surrenders under the Contract.
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Example of GAWA Single Covered Person:
Kevin has the Thrivent Income Builder and he is the single covered person. At the GLWB Calculation Date, Kevin’s contract age is 72, the GLWB Benefit Base is $100,000, and the assumed Withdrawal Percentage is 5.25%, based on his contract age. Kevin’s initial GAWA is determined on the calculation date as $5,250. On each Contract Anniversary thereafter while the rider is in force, the GAWA is redetermined as the Withdrawal Percentage (which cannot change) multiplied by the GLWB Benefit Base.
Example of GAWA Joint Covered Persons:
Kevin and Denise have the Thrivent Income Builder (joint) and they are the two covered persons. At the GLWB Calculation Date, Kevin’s contract age is 72, Denise’s contract age is 67, the GLWB Benefit Base is $100,000, and the assumed Withdrawal Percentage is 4.25%, based on the youngest contract age of 67. The initial GAWA is determined on the calculation date as $4,250. On each Contract Anniversary thereafter while the rider is in force, the GAWA is redetermined as the Withdrawal Percentage (which cannot change) multiplied by the GLWB Benefit Base.
GLWB Excess Surrenders. You have made a GLWB Excess Surrender on any day in a Contract Year that you make a Partial Surrender and the sum of Partial Surrenders taken in that Contract Year exceeds the Guaranteed Annual Withdrawal Amount, except if the Partial Surrender made meets the Required Minimum Distribution Exception.
The amount of the GLWB Excess Surrender is the sum of the Partial Surrenders taken in that Contract Year less the Guaranteed Annual Withdrawal Amount. If you take a GLWB Excess Surrender in a Contract Year, then the amount of any subsequent Partial Surrender you take in that Contract Year will also be a GLWB Excess Surrender.
A GLWB Excess Surrender reduces the GLWB Benefit Base. As of any day that you have made a GLWB Excess Surrender, the GLWB Benefit Base is decreased as follows.
The GLWB Benefit Base is decreased by the ratio of:
a) The amount of the GLWB Excess Surrender;
Divided by
b) The Accumulated Value prior to the surrender less the amount of the Partial Surrender that is not a GLWB Excess Surrender.
If the amounts surrendered are in excess of the GAWA and not eligible for the Required Minimum Distribution Exception, they are GLWB Excess Surrenders and will impact the GLWB Benefit Base.
Example of GLWB Excess Surrender:
Kevin has the Thrivent Income Builder, his Guaranteed Annual Withdrawal Amount is $11,000, and his Accumulated Value is $103,000. Kevin makes a partial surrender of $16,000 in a contract year. Therefore, the GLWB Excess Surrender is $5,000. Kevin’s Accumulated Value after the partial surrender is $87,000 (no surrender charge occurs in this example). Kevin’s GLWB Benefit Base is decreased by the ratio of $5,000 ÷ ($103,000 - $11,000), which is 5.4348%. Kevin’s Credit Base is decreased by the ratio of $5,000 ÷ ($103,000 - $11,000), which is 5.4348%.
A GLWB Excess Surrender may reduce the GLWB Benefit Base and the Guaranteed Annual Withdrawal Amount by more than the amount of the GLWB Excess Surrender.
Required Minimum Distribution Exception. If a Required Minimum Distribution is greater than the GAWA, you may take Partial Surrenders up to the Required Minimum Distribution amount as determined below without it being considered a GLWB Excess Surrender.
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The cumulative Partial Surrenders that may be taken in a Contract Year without being considered a GLWB Excess Surrender are the greatest of the following:
1) During the portion of a Contract Year from the Contract Anniversary to the end of the calendar year that includes that Contract Anniversary:
a) You may make cumulative Partial Surrenders up to the Required Minimum Distribution Amount for the calendar year that includes that Contract Anniversary without having them considered as a GLWB Excess Surrender.
b) Any Partial Surrenders in excess of the amount in (a) above will be considered as a GLWB Excess Surrender.
2) During the portion of a Contract Year from the first day of the subsequent calendar year to the end of that Contract Year:
a) If you did not make cumulative Partial Surrenders up to the Required Minimum Distribution Amount as in (1)(a) above, you may make cumulative Partial Surrenders up to the greatest of the following without having them considered as a GLWB Excess Surrender:
i) The Required Minimum Distribution for that prior calendar year.
ii) The Required Minimum Distribution for the subsequent calendar year.
b) If you made cumulative Partial Surrenders in the prior calendar year as in (1)(b) above, any Partial Surrenders made will be considered a GLWB Excess Surrender.
Example of GLWB Excess Surrender with Required Minimum Distribution Exception:
Kevin has the Thrivent Income Builder, his Guaranteed Annual Withdrawal Amount is $11,000, and his Accumulated Value is $103,000. Kevin makes a partial surrender of $16,000 in the portion of a contract year from the contract anniversary to the end of the calendar year. Additionally, Kevin’s IRA has a Required Minimum Distribution amount for that calendar year of $12,000. Kevin may make partial surrenders up to the Required Minimum Distribution amount without having them considered a GLWB Excess Surrender. Therefore, the GLWB Excess Surrender is $4,000. Kevin’s Accumulated Value after the partial surrender is $87,000 (no surrender charge occurs in this example). Kevin’s GLWB Benefit Base is decreased by the ratio of $4,000 / ($103,000 - $12,000), which is 4.3956%. Kevin’s Credit Base is decreased by the ratio of $4,000 / ($103,000 - $12,000), which is 4.3956%.
GLWB Death Benefit. Death proceeds are the maximum of the Accumulated Value, the Standard Death Benefit and the GLWB Death Benefit.
The GLWB Death Benefit on any day is equal to the adjusted sum of premiums determined as follows:
1) As of the day a premium is allocated to this contract, the sum is increased by the amount of that premium. If the Rider Date of Issue is after the Date of Issue of the base contract, the Accumulated Value on the Rider Date of Issue is considered a premium for purposes of this provision.
2) As of the day that a Partial Surrender is made that is not a GLWB Excess Surrender, the sum is decreased by the amount of the Partial Surrender.
3) As of the day that you have made a GLWB Excess Surrender, the sum is first decreased by the amount of the Partial Surrender that is not a GLWB Excess Surrender, and then is decreased by the ratio of:
a) The amount of the GLWB Excess Surrender;
Divided by
b) The Accumulated Value prior to the surrender less the amount of the Partial Surrender that is not a GLWB Excess Surrender.
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Death of a Covered Person Before the GLWB Calculation Date. If one of two Covered Persons dies before the GLWB Calculation Date, this rider is unchanged, except that:
(1)The surviving Covered Person becomes the sole Covered Person; and
(2)The age of the surviving Covered Person is deemed to be the age of the younger Covered Person used to set the Withdrawal Percentage on the GLWB Calculation Date using the applicable joint percentage.
Upon the death of a single Covered Person, Death Proceeds may become payable. In lieu of receiving Death Proceeds, a spouse who is the sole primary beneficiary may be able to elect to continue the Contract under Spousal Continuation. The Thrivent Income Builder terminates. The spouse may be able to add a Thrivent Income Builder, if then available.
Death of a Covered Person Before the Maximum Annuity Date. At the death of the first of two Covered Persons to die before the Maximum Annuity Date:
(1)If the deceased Covered Person is an Owner of this contract:
(a)If Spousal Continuation has been elected, this rider and its benefits continue unchanged, except that the surviving Covered Person becomes the sole Covered Person.
(b)If Spousal Continuation has not been elected, Death Proceeds will be paid. All other benefits provided by this rider cease.
(2)If the deceased Covered Person is not an Owner of this contract, this rider and its benefits continue unchanged, except that the surviving Covered Person becomes the sole Covered Person.
If this rider and its benefits continued as described above, at the death of the second Covered Person to die before the Maximum Annuity Date, Death Proceeds will be paid and will be calculated using the GLWB Death Benefit. All other benefits provided by this rider cease.
Thrivent Income Builder (GLWB) Rider and Spousal Continuation. If an Owner dies before the Maximum Annuity Date and the Spouse of the Owner is the sole primary beneficiary, the surviving Spouse may elect to continue the Contract as Owner.
If the election to continue the Contract is not made within 60 days from the date we receive proof of death, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Continuation Date.
Thrivent Income Builder (GLWB) Rider Investment Requirements. Premiums and Accumulated Value must be allocated or transferred to the Fixed Account or to subaccounts of the Variable Account using the allowed allocation percentages for the Allocation Groups.
We may reassign subaccounts or the Fixed Account to different Allocation Groups after the Rider Date of Issue, and we may eliminate subaccounts or the Fixed Account from the Allocation Groups.
1) Initial allocation target.
a) In the application, you selected initial allocation targets within those Allocation Ranges.
b) The Initial Premium and any additional premium payments will be allocated according to the initial allocation targets.
c) On each Rider Quarterly Anniversary, the Accumulated Value will be automatically rebalanced according to the initial allocation targets you selected.
2) Subsequent allocation targets.
a) While this rider is in force, you may select new allocation targets within those Allocation Ranges. You choose new allocation targets by giving Notice.
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b) At the end of the Valuation Period during which we receive Notice, we will reallocate the Accumulated Value according to the new allocation targets. This reallocation according to the new allocation targets is considered a transfer.
c) Any additional premium payments allocated after the Valuation Period during which we receive Notice will allocated according to the new allocation target.
d) On each subsequent Rider Quarterly Anniversary, the Accumulated Value will be automatically rebalanced according to the new allocation targets.
3) Changes to Thrivent Income Builder (GLWB) Rider Investment Options
At any time, we may change, add, delete, or replace the Subaccount Classification Groups applicable to existing Accumulated Value and new premiums.
At any time, we may change the Required Allocation Percentages assigned to each Subaccount Classification Group applicable to existing Accumulated Value and new premiums.
At any time, we may add, delete, or substitute the Allocation Options as permitted by law. We may move subaccounts on or off the Allocation Options and from one Group to another.
 We may substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion. We may also substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both and to existing investments or the investment of future premiums, or both, at any time in our discretion.
Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments. You will be notified at least 30 days prior to the date of any change.
At the time you receive notice of a change to the Thrivent Income Builder (GLWB) Rider Investment Requirements, you may submit your own reallocation instructions, before the effective date specified in the notice, so that the Thrivent Income Builder (GLWB) Rider Investment Requirements are satisfied. If you take no action, you will be subject to rebalancing. You may also terminate the rider immediately.
4) Automatic transfers under Dollar Cost Averaging and Asset Rebalancing in this Contract are not permitted.
See Allocation Options at the end of this document.
Rate Sheet Prospectus Supplement. The following GLWB variables may be changed through a Rate Sheet Prospectus Supplement:
♦	Withdrawal Percentages
♦	Maximum GLWB Benefit Base
♦	Credit Percentage
♦	GLWB Benefit Base Guaranteed Minimum
♦	Current Thrivent Income Builder (GLWB) Rider Charge
♦	Thrivent Income Builder (GLWB) Rider Subaccount Allocation Groups and Percentages
From time to time, we will issue a Rate Sheet Prospectus Supplement that may reflect different Thrivent Income Builder (GLWB) Rider variables than what is described in this prospectus. You should not purchase this Thrivent Income Builder (GLWB) Rider without first obtaining any applicable Rate Sheet Prospectus Supplement.
If a Rate Sheet Prospectus Supplement is in effect, you can find the current Rate Sheet Prospectus Supplement at dfinview.com/Thrivent/RetirementChoice or call our Service Center to request a copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at http://www.sec.gov under File Number 333-237618. In order to receive the Withdrawal Percentages, Maximum GLWB Benefit Base, Credit Percentage, GLWB Benefit Base Guaranteed
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Minimum, Thrivent Income Builder (GLWB) Rider Charge, and the Thrivent Income Builder (GLWB) Rider Subaccount Allocation Groups and Percentages (1) your application must be signed and received in good order within the stated timeframe set forth in the applicable Rate Sheet Prospectus Supplement and (2) your initial premium must be received in good order within the stated time period set forth in the applicable Rate Sheet Prospectus Supplement. If the necessary paperwork and initial premium are not received within the stated timeframe, you will receive the applicable variables in effect on the rider issue date.
A Rate Sheet Prospectus Supplement has no specified end date and can be superseded at any time. If Thrivent supersedes a Rate Sheet Supplement with a new Rate Sheet Supplement, the new Rate Sheet Supplement will be filed a minimum of 10 business days prior to its effective date.
If your Thrivent Income Builder (GLWB) Rider has already been issued, please refer to your Thrivent Income Builder (GLWB) Rider for guaranteed features. Your guarantees will not change.
Thrivent Income Builder (GLWB) Charge. The Thrivent Income Builder (GLWB) Rider Charge will be deducted from the subaccounts of the Variable Account on a pro rata basis according to the ratio of the accumulated value in each subaccount of the Variable Account to the Accumulated Value of the Variable Account as of the Rider Quarterly Anniversary. The Thrivent Income Builder (GLWB) Rider Charge is deducted from the Fixed Account only if the Variable Account is depleted. This charge is deducted quarterly, beginning three months after the Date of Issue, on the same day of the month as the Date of Issue (or if that day does not occur in that month, on the last day of that month). On the day of the Thrivent Income Builder (GLWB) Rider Charge, the amount of the charge is determined by multiplying the GLWB Benefit Base by the Thrivent Income Builder (GLWB) Rider Charge Rate and dividing by 4. The first Thrivent Income Builder (GLWB) Rider Charge will be deducted on the first Rider Quarterly Anniversary for the three-month period that started on the Rider Date of Issue. Thereafter, the Thrivent Income Builder (GLWB) Rider Charge for each three-month period will be deducted on the Rider Quarterly Anniversary immediately after that three-month period. If the market is closed on the date the Thrivent Income Builder (GLWB) Rider Charge should be processed, the charge will be processed on the next Valuation Date.
Termination of the Thrivent Income Builder. You may terminate the Thrivent Income Builder at any time provided it is at least two years after we issued the Thrivent Income Builder. The termination will be effective on the date we receive Written Notice from you. The Thrivent Income Builder also terminates at the earliest of any of the following events:
♦	the date of Contract termination;
♦	the date we receive proof of death of the first Covered Person to die if the deceased Covered Person is an Owner of this contract and Spousal Continuation has not been elected;
♦	the date we receive proof of the death of the second Covered Person to die;
♦	the date that the GLWB Benefit Base is reduced to zero;
♦	the date at least two years after the Thrivent Income Builder Date of Issue that we receive your Notice to cancel the Thrivent Income Builder;
♦	the date you elect to receive proceeds from a Full Surrender under a settlement option; or
♦	the Maximum Annuity Date.
If the Contract terminates because the GAWA that is surrendered exceeds the Accumulated Value and the GLWB Benefit Base is greater than zero, we will continue to pay you the GAWA each year for as long as at least one Covered Person is alive under a settlement agreement that we will issue.
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Additional Plan of Settlement. If this Thrivent Income Builder terminates on the Maximum Annuity Date, in addition to the plans of settlement described in Settlement Options, the following option will be available beginning on the Maximum Annuity Date. If you elect this option, income will be paid only under this settlement option.
♦	Guaranteed Annual Withdrawal Amount Settlement Option. We will pay you the GAWA each year while at least one Covered Person is living. The GAWA will be paid under a settlement agreement that we will issue.
Purchases and Contract Value
We issue individual flexible premium deferred variable annuity contracts. In order to purchase a Contract, you must submit an application to us through a financial professional. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until the Maximum Annuity Date.
The minimum acceptable initial premium is $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contract, but we may choose not to accept any additional premium less than $50. We also reserve the right to limit all premiums paid on the Contract to a total of $1 million.
No premiums are allowed once any Owner reaches Contract Age 88.
You purchase a Contract by submitting an application to us through one of our financial professionals. Contracts are offered to members and people eligible for membership. This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
♦	The amount of your initial premium. This premium must be at least $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000. If you add the Thrivent Income Builder (GLWB) Rider, the minimum acceptable premium is $25,000.
♦	How you want your premiums allocated among the Subaccount(s), and/or the Fixed Account. We reserve the right to limit the number of allocations to subaccounts.
♦	Whether or not you want the Maximum Anniversary Death Benefit (MADB) Rider or the Thrivent Income Builder (GLWB) Rider.
♦	The beneficiary or beneficiaries you want to receive the benefit payable upon the death of an Owner.
♦	The maximum Issue Age is Contract Age 85 and no premiums are accepted once any Owner reaches Contract Age 88 (or any annuitant if owned by a non-natural person).
♦	Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on an Owner’s Contract is $1 million or greater. We reserve the right to decline applications that do not meet issue and suitability guidelines.
Processing Your Application
We will process your application when we receive it. Your Contract’s Date of Issue is the date the first premium is applied. If we determine that the application is not in good order, we will attempt to complete it within five business days. If the application is not complete at the end of this period, we will tell you the reason for the delay and we will return the initial premium unless you specifically consent to our keeping it until the application is complete.
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Allocation of Premiums
We will allocate your initial premium among the Subaccount(s) and/or the Fixed Account according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made.
The allocation percentages that you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums that you pay after the initial premium are allocated at the end of the Valuation Period in which we receive them using the allocation percentages specified in your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Notice. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.
If you add the Thrivent Income Builder (GLWB) Rider, your allocations to the subaccounts and the Fixed Account will be restricted by the Required Allocation Percentages per Allocation Group. See GLWB Allocation Options at the end of this document.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives. See Subaccount Valuation below.
Fixed Account
Premiums and Accumulated Value may be allocated to or transferred to the Fixed Account. We reserve the right to limit allocations or transfers to the Fixed Account.
Amounts held in the Fixed Account are invested with our General Account. The interest rates for amounts in the Fixed Account depend on the date of allocation or transfer to the Fixed Account. We guarantee that the initial interest rate for each amount allocated or transferred to the Fixed Account will be effective for at least twelve months, and subsequent interest rates will not be changed more often than once every twelve months. The effective annual interest rate will never be less than the Fixed Account Guaranteed Minimum Interest Rate shown in your Contract. At our discretion, we may credit interest in excess of the guaranteed interest rate.
The date of allocation or transfer is the date that interest begins to accrue. Interest is compounded daily.
The Fixed Account includes any amounts in the DCA Fixed Account. Interest guarantees are subject to Thrivent’s claims-paying ability.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
Additional Information about the Fixed Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, the Fixed Account is generally not subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
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Accumulated Value of Your Contract
On or before the Maximum Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.
Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.
Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
♦	You allocate premiums to that Subaccount;
♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account;
♦	If an excess of the Death Benefit over the Accumulated Value is allocated to the Subaccount.
We reduce the Accumulation Units in a Subaccount when:
♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
♦	You make a surrender from that Subaccount;
♦	Transfer Charges are applied against the Subaccount;
♦	Expenses for optional riders (if applicable) are applied;
♦	The expense for the Annual Contract Maintenance Charge (if applicable) is applied.
Accumulation Unit Value
A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1) Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2) The Net Investment Factor for accumulation unit values for the subaccount for that period.
Accumulation unit values are determined at the end of each Valuation Period before the transfer or allocation of any amounts to or from the subaccounts. The accumulation unit values may increase or decrease on each Valuation Day.
Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) and (4) where:
(1) Is the sum of:
(a) The net asset value per share of the corresponding Portfolio at the end of the Valuation Period; plus
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(b) The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(c) A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.
(2) Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(3) Is the charge for mortality and expense risks that we deduct for each day in the Valuation Period and is based upon the daily Accumulated Value in each subaccount. This charge may also be based upon the total Accumulated Value in the Subaccounts and is guaranteed not to exceed, on an annual basis, the Maximum Annual Mortality and Expense Risk Charge.
(4) Is the charge for any subaccount fee that reduces the Net Investment Factor. We deduct this charge for each day in the Valuation Period based on the daily Accumulated Value in the Subaccount.
Transfers of Accumulated Value
Before the Maximum Annuity Date and while an Owner is still living, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts and the Fixed Account. You can request a transfer by giving us Notice.
We will process your transfer request prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Valuation Day. If you request a transfer to or from a Subaccount, we will credit or reduce your Accumulation Units of the chosen Subaccount. Transfers are subject to the following conditions:
♦	The total amount transferred from a Subaccount or the Fixed Account must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.
♦	The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
♦	You may make 24 free transfers in any Contract Year. For each transfer in excess of 24 (excluding automatic transfers made through dollar cost averaging or asset rebalancing), we will charge you $25. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts. We reserve the right to limit the number of transfers you make in any Contract Year.
♦	No Accumulated Values may be transferred to the DCA Fixed Account.
Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.
Premium Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in proper form unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.
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Surrenders and Withdrawals
If you request a surrender on or before the Maximum Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge or tax withholdings. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $2,000. Under certain circumstances an Owner may make partial or full surrenders of Annuity Income.
Surrender On or Before the Maximum Annuity Date
While the Owner is living, you may surrender your Contract for its Cash Surrender Value or you may request a partial surrender or systematic partial surrender. Your request will not be processed until we receive it at our Service Center in good order. If we receive your surrender request before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation.
Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
The Cash Surrender Value of your Contract will be equal to the Accumulated Value of your Contract decreased by any surrender charge. See Charges.
When you request a partial surrender, you specify the amount that you want to receive as a result of the surrender. The partial surrender may be any amount which: (1) is at least $200; (2) does not exceed the Accumulated Value; and (3) does not reduce the remaining Accumulated Value in the Contract to less than $2,000.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $2,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in the remaining Accumulated Value of at least $2,000 or whether instead you would like to make a full surrender of your Contract.
If there is no surrender charge or tax withholding associated with the surrender, the amount surrendered will be the amount that you request to receive. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge, and any tax withholding.
When you request a partial surrender, we will allocate the partial surrender among the Subaccounts and the Fixed Account according to the ratio for the Contract of the Accumulated Value in each Subaccount, and the Fixed Account to the Accumulated Value of the Contract. Amounts surrendered from a Subaccount will be done by reducing Accumulation Units of that Subaccount.
After the Maximum Annuity Date, your Contract does not have an Accumulated Value that can be surrendered. However, surrender may be allowed under certain settlement options. See Annuity Period - Settlement Options.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
♦	Surrender of a value of $100,000 or more;
♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature
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Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial professional requires the verification and witness of your signature by a financial professional.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes.
For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.
Minimum Accumulated Value
We will terminate your Contract on any Contract Anniversary if the Accumulated Value before the deduction of any Contract Maintenance Charge is less than $2,000. Upon termination, we will pay you the Accumulated Value.
Free Look Period
After you receive your Contract, you have a “free look” period of 10 calendar days (some states require a longer free look period, which will be indicated in your Contract) to decide if you want to keep it. If you decide to cancel the Contract within the free look period, you may do so by returning the Contract and providing Notice of cancellation to our Service Center or a financial professional. Once we receive the Contract and notice of cancellation, we will cancel the Contract and refund to you an amount equal to the Accumulated Value plus any expenses we’ve taken. The value may be more or less than your premium payment depending upon the investment performance. This means you bear the risk of any decline in your value until we receive your Contract and notice of cancellation. However, in certain states we must return your premium payment, if greater.
In addition to the “free look” period described, if your Contract is an IRA and you revoke it within 7 days after initially receiving the IRA disclosure, we will refund all premiums that you have paid regardless of the state in which the Contract was issued. If the value is higher, you have the right to receive the value in lieu of the initial premium payment. If you receive the higher value, we will issue you a tax form for the earnings.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.
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Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Postponement of Payments
We may delay payment of any surrender, death proceeds or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
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Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Owner is an individual (or an individual is treated as the Owner for tax purposes); and (4) the Contract’s Maximum Annuity Date is not unduly delayed.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the contract owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “non-natural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
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Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Maximum Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Maximum Annuity Date, death proceeds are taxable and generally are included in the income of the recipient as follows:
♦	If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the Contract has been recovered.
♦	Other payments are taxed as annuity income payments.
♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s Spouse (or a former Spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
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Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1⁄2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange.  If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See “Aggregation of Contracts.” You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
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Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/RetirementChoice or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Distribution of the Contracts
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. or a Selling Firm and is also an appointed insurance producer of Thrivent.
For financial professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
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Your financial professional may be paid differently depending on the product or service he or she recommends. As a result, your financial professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial professionals are eligible for various incentives. These include cash incentives and other economic benefits.
Compensation consists of commissions and bonuses. Commissions pay at a range of 0% to 5.00% of premiums paid into the contract. Commission rates are based on the source of funds used to pay the premium and the type of contract, age of the Owner, issue date of the Contract and the surrender period.
Your financial professional may receive asset-based compensation ranging from 0% to 0.77% of the account value if eligible. If you elect a settlement option, we pay commissions to the financial professional ranging from 0% to 0.80% of the premium applied to the settlement option, if eligible.
Financial professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.
For financial professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is 7.00% of premiums, plus up to 1.00% of a Contract’s Accumulated Value annually. Commissions also may be paid on Accumulated Value moved into an annuity settlement option. The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated.
The compensation described above is not charged directly to you or your Contract. The compensation is paid from our resources, which include fees and charges imposed on your Contract.
Thrivent receives additional compensation, sometimes referred to as “revenue sharing,” from certain external variable investment trusts that are available investment options within this product. This compensation is in connection with services that Thrivent provides, including promoting and administering the contracts.
The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The Variable Account aggregates Contract Owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The Variable Account (not the Contract Owners) is the underlying mutual fund shareholder.  When the Variable Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  Thrivent incurs these expenses instead.  Thrivent also incurs the distribution costs of selling the contract (as discussed above), which benefit the underlying mutual funds by providing Contract Owners with investment options that correspond to the underlying mutual funds.
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Some of the underlying mutual funds and their affiliates make certain payments to Thrivent or its affiliates (the "payments").  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the contracts and other variable contracts Thrivent issues.  These payments are made for various purposes, including payments for the services provided and expenses incurred by Thrivent or its affiliates in promoting, marketing and administering the contracts and underlying funds.  Thrivent may realize a profit on the payments received.
Thrivent or its affiliates may receive the following types of payments:
Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.
Furthermore, Thrivent may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Thrivent took into consideration the anticipated mutual fund service fee payments from the underlying mutual funds when it determined the charges imposed under the contracts (apart from fees and expenses imposed by the underlying mutual funds).  Without these mutual fund service fee payments, Thrivent would have imposed higher charges under the contract.
Most underlying mutual funds or their affiliates have agreed to make payments to Thrivent or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments Thrivent and its affiliates receive depends on the assets of the underlying mutual funds attributable to the contract, Thrivent and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets). Payments related to administrative services will not exceed 0.25% of the underlying assets. Payments related to distribution services also will not exceed 0.25% of the underlying assets.
Thrivent may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, risk characteristics, investment capabilities, experience and resources, investment consistency, fund expenses, asset class coverage, the alignment of the investment objectives of the underlying mutual fund with Thrivent’s hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm.  Other factors Thrivent may consider during the identification process are: whether the underlying mutual fund’s adviser or subadviser is a Thrivent affiliate; whether the underlying mutual fund or its service providers (e.g. the investment adviser or subadvisers), or its affiliates will make mutual fund service fee payments to Thrivent or its affiliates in connection with certain administrative, marketing, and support services; or whether affiliates of the underlying mutual fund can provide marketing and distribution support for sales of the contracts.  There may be underlying mutual funds with lower fees and expenses, as well as other variable contracts that offer underlying mutual funds with lower fees and expenses.  The customer should consider all of the fees and charges of the contract in relation to its features and benefits when making a decision to invest.  Note that higher contract and underlying mutual fund fees and expenses have a direct effect on and may lower investment performance.
How to Contact Us
Telephone:
1-800-847-4836
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Internet:
Thrivent.com
Fax:
1-800-225-2264
New Applications:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8061
Transfers, Surrenders, or Partial Surrenders:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions,
Please contact 1-800-847-4836
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Special Terms
Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account on or before the Maximum Annuity Date.
Annuitant(s). The person(s) upon whose life Annuity Income will be determined.
Annuity Date. A date when Annuity Income payments begin.
Cash Surrender Value. The Cash Surrender Value on any day is the greater of the Accumulated Value minus any Surrender Charge or the minimum amount required by law.
Contract. The flexible premium deferred variable annuity contract offered by Thrivent and described in this Prospectus.
Contract Age. A person’s Issue Age increased by one on each Contract Anniversary.
Contract Anniversary. The same month and day of each year after issue as in the Date of Issue.
Contract Year. The first Contract Year begins on the Date of Issue and continues through the day before the first Contract Anniversary. Thereafter, a Contract Year begins on one Contract Anniversary and continues through the day before the next Contract Anniversary.
Date of Issue. The date when the Initial Premium is allocated to the subaccounts of the Variable Account and to the Fixed Account.
Fixed Account. An investment allocation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.
General Account. The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
GLWB Benefit Base. The GLWB Benefit Base is the amount used for calculating the Guaranteed Annual Withdrawal Amounts and the GLWB Rider Charge. It cannot be taken as a Full or Partial Surrender and is not payable as part of Death Proceeds
Issue Age. A person’s age on his or her birthday nearest the Date of Issue.
Maximum Anniversary Death Benefit (MADB) Rider. This is an optional benefit that may be selected at the time of application for an additional fee. It can provide you with an increased death benefit based on the Accumulated Value on a Contract Anniversary.
Maximum Anniversary Death Benefit (MADB) Rider Charge. The charge you pay if you add the optional death benefit at the time of application. The MADB Rider Charge will be deducted quarterly from the Accumulated Value.
Maximum Annuity Date. The latest date when Annuity Income payments must begin.
Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.
Notice. A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
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Owner, you, your, yours. The owner(s) of this contract.
Portfolio. A mutual fund in which a Subaccount invests. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Qualified Plan. A contract governed by the requirements of Section 401, 403, 408, or 408A of the Internal Revenue Code, as amended.
Service Center. Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Settlement Option. You may elect to have annuity payments paid to you under a settlement agreement with Thrivent. Please see Annuity Provisions – Settlement Options for the types of payments offered under the Contract.
Spouse. An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the United States in which the marriage is entered into, regardless of domicile. Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.
Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Surrender Charge. A charge that applies to withdrawals that have not met the waiting period. Each Premium Payment has its own 7-year surrender charge period.
Thrivent Income Builder (GLWB) Rider. This is an optional benefit that may be selected at the time of application for an additional fee. It can provide you with retirement income by guaranteeing specified withdrawals for life. You may withdraw up to a Guaranteed Annual Withdrawal Amount (GAWA) each Contract Year for as long as the Thrivent Income Builder (GLWB) Rider is in force.
Thrivent Income Builder (GLWB) Rider Charge. The charge you pay if you add the optional guaranteed lifetime withdrawal benefit at the time of application. The GLWB Rider Charge will be deducted quarterly from the Accumulated Value.
Valuation Day. Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period. The period of time from the determination of Accumulation Values on a Valuation Day to the determination of those values on the next Valuation Day.
Variable Account. Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent.
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Appendix : Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/RetirementChoice. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/vasubaccounts/VAPDailyAndPerformance.jsp
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Allocation - 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.77% [1]	17.14%	12.94%	10.27%
Allocation - 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	9.11%	7.76%	7.84%
Allocation - 30% to 50% Equity	Thrivent Diversified Income Plus Portfolio	0.47%	7.37%	6.83%	6.58%
Allocation - 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64% [1]	13.57%	9.65%	7.83%
Allocation - 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.70% [1]	14.41%	11.10%	9.01%
Allocation - 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.61% [1]	10.34%	7.62%	6.12%
Bank Loan	Eaton Vance VT Floating-Rate Income Portfolio Initial Class	1.20%	2.00%	4.22%	3.42%
Corporate Bond	Thrivent Income Portfolio	0.44%	11.71%	6.92%	5.70%
Diversified Emerging Markets	Fidelity® VIP Emerging Markets Portfolio Service Class 2	1.17%	30.88%	15.94%	5.87%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	27.19%	13.13%	5.00%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	1.20%	6.60%	7.64%	5.22%
Equity Energy	Fidelity® VIP Energy Portfolio Service Class 2	0.94%	-32.88%	-6.36%	-4.77%
Foreign Large Cap Blend	American Funds IS® International Growth and Income Portfolio Class 4	1.18%	5.73%	7.67%	5.20%
57

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Foreign Large Cap Blend	Thrivent International Allocation Portfolio (Subadvisor: Goldman Sachs Asset Management, L.P.)	0.74%	3.99%	6.29%	4.45%
Foreign Large Cap Blend	Thrivent International Index Portfolio	0.46% [1]	N/A [4]	N/A [4]	N/A [4]
Foreign Large Cap Growth	American Funds IS® International Portfolio Class 4	1.05%	13.66%	10.45%	6.43%
Foreign Large Cap Growth	Fidelity® VIP International Capital Appreciation Portfolio Service Class 2	1.09%	21.91%	13.19%	10.08%
Foreign Large Cap Value	Putnam International Value Portfolio Class IB	1.19%	3.94%	5.35%	3.97%
Foreign Small/Mid Blend	John Hancock VIT International Small Company Trust Series II	1.32% [1]	8.17%	7.37%	5.86%
Global Real Estate	MFS® Variable Insurance Trust III Global Real Estate Portfolio Service Class	1.17% [1]	1.15%	8.57%	8.15%
Health	Thrivent Partner Healthcare Portfolio (Subadvisor: BlackRock Investment Management, LLC)	0.86% [1]	18.80%	10.19%	12.38%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	2.76%	6.60%	5.93%
Inflation Protected Bond	PIMCO VIT Real Return Portfolio Advisor Class	0.94%	11.60%	5.15%	3.53%
Intermediate Core Bond	Goldman Sachs VIT Core Fixed Income Portfolio Service Class	0.68% [1]	9.37%	4.60%	4.09%
Intermediate Core Bond	John Hancock VIT Core Bond Trust Series II	0.86% [1]	8.50%	4.24%	3.86%
Intermediate Core-Plus Bond	BlackRock Total Return V.I. Portfolio Class III	0.83% [1]	8.54%	4.46%	4.06%
Intermediate Government Bond	Thrivent Government Bond Portfolio	0.44%	7.22%	3.51%	3.52%
Large Cap Blend	American Funds® IS Growth-Income Portfolio Class 4	0.80%	13.25%	13.65%	12.47%
Large Cap Blend	MFS® Variable Insurance Trust II Core Equity Portfolio Service Class	1.12%	18.39%	15.85%	13.53%
Large Cap Blend	Principal Capital Appreciation Portfolio Class 2	0.88%	18.44%	14.60%	12.99%
Large Cap Blend	Putnam VT Research Class IB	1.07% [1]	19.92%	15.62%	13.70%
58

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Large Cap Blend	Thrivent ESG Index Portfolio	0.38% [1]	N/A [4]	N/A [4]	N/A [4]
Large Cap Blend	Thrivent Large Cap Index Portfolio	0.23%	18.12%	14.92%	13.53%
Large Cap Growth	Janus Henderson Forty Portfolio Service Class	1.01%	39.03%	20.73%	16.73%
Large Cap Growth	Thrivent All Cap Portfolio	0.68%	23.17%	12.96%	11.84%
Large Cap Growth	Thrivent Large Cap Growth Portfolio	0.43%	43.34%	19.92%	16.67%
Large Cap Value	Fidelity® VIP Value Portfolio Service Class 2	0.92%	6.02%	9.13%	10.20%
Large Cap Value	MFS® Variable Insurance Trust Value Series Portfolio Service Class	0.96% [1]	3.22%	9.86%	10.57%
Large Cap Value	Principal VC Equity Income Portfolio Class 2	0.73%	6.15%	12.55%	11.35%
Large Cap Value	Thrivent Large Cap Value Portfolio	0.63%	4.44%	10.38%	9.98%
Long Government Bond	PIMCO VIT Long-Term U.S. Government Portfolio Advisor Class	0.95%	17.28%	7.22%	7.19%
Mid Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	13.40%	12.08%	11.13%
Mid Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	21.69%	15.92%	13.03%
Mid Cap Growth	Janus Henderson Enterprise Portfolio Service Class	0.97%	19.18%	17.92%	14.97%
Mid Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	N/A [4]	N/A [4]	N/A [4]
Mid Cap Value	MFS® Variable Insurance Trust III Mid Cap Value Portfolio Service Class	1.06%	3.67%	9.47%	10.58%
Mid Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	N/A [4]	N/A [4]	N/A [4]
Multi-Sector Bond	John Hancock VIT Strategic Income Opportunities Trust Series II	0.95% [1]	8.36%	4.69%	4.70%
Multi-Sector Bond	Thrivent Multidimensional Income Portfolio	1.17% [1]	5.85%	N/A [2]	N/A [2]
Multi-Sector Bond	Thrivent Opportunity Income Plus Portfolio	0.63%	4.38%	4.53%	3.50%
Nontraditional Bond	Templeton Global Bond VIP Class 2	0.74% [1]	-4.92%	0.66%	1.56%
Prime Money Market	Thrivent Money Market Portfolio	0.42%	0.29%	0.82%	0.41%
Real Estate	Thrivent Real Estate Securities Portfolio	0.85%	-5.35%	5.49%	8.66%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	4.01%	3.04%	2.32%
59

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights Portfolio Service Class	1.06% [1]	8.34%	10.96%	10.34%
Small Cap Blend	Thrivent Small Cap Index Portfolio	0.25%	11.11%	12.14%	11.62%
Small Cap Blend	Thrivent Small Cap Stock Portfolio	0.71%	22.69%	16.55%	11.88%
Small Cap Growth	MFS® Variable Insurance Trust New Discovery Series Portfolio Service Class	1.12% [1]	45.58%	22.68%	14.41%
Small Cap Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	55.38%	N/A [3]	N/A [3]
Small Cap Value	Franklin Small Cap Value VIP Portfolio Class 2	0.93%	5.19%	10.77%	9.20%
Technology	MFS® Variable Insurance Trust II Technology Portfolio Service Class	1.20%	46.41%	24.86%	19.14%
World Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) Advisor Class	1.03%	10.01%	4.71%	2.61%
World Large Cap Stock	American Funds® IS Global Growth Portfolio Class 4	1.06%	30.17%	15.96%	12.62%
World Large Cap Stock	Thrivent Global Stock Portfolio	0.65%	15.21%	10.65%	9.85%
World Large Cap Stock	Thrivent Low Volatility Equity Portfolio	0.90% [1]	2.19%	N/A [2]	N/A [2]
1Annual expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the years shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the years shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the years shown.
60

If you have the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts will be restricted by Subaccount Classifications, Required Allocation Percentages, and Allocation Options. These may change in the future pursuant to any Rate Sheet Prospectus Supplements.
Thrivent Income Builder (GLWB) Rider Groups and Allocation Percentages
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Group 1 Thrivent Fixed Account	0-10%
Group 2
BlackRock Total Return V.I. Portfolio
Eaton Vance VT Floating-Rate Income Portfolio
Goldman Sachs VIT Core Fixed Income Portfolio
John Hancock VIT Core Bond Portfolio
John Hancock VIT Strategic Income Opportunities Portfolio
PIMCO VIT Global Bond Opportunities (unhedged) Portfolio
PIMCO VIT Long-Term US Government Portfolio
PIMCO VIT Real Return Portfolio
Templeton Global Bond VIP Portfolio
Thrivent Government Bond Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Money Market Portfolio	20-90%
Group 3
American Funds IS® Global Growth Portfolio
American Funds IS® Growth-Income Portfolio
American Funds IS® International Portfolio
American Funds IS® International Growth and Income Portfolio
Fidelity® VIP Value Portfolio
Fidelity® VIP International Capital Appreciation Portfolio
Janus Henderson VIT Enterprise Portfolio
Janus Henderson VIT Forty Portfolio
MFS® VIT II Core Equity Portfolio
MFS® VIT III Mid Cap Value Portfolio
MFS® VIT Value Series Portfolio
Principal Capital Appreciation Portfolio
Principal VC Equity Income Portfolio
Putnam International Value Portfolio
Putnam VT Research Portfolio
Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent ESG Index Portfolio
Thrivent Global Stock Portfolio
Thrivent International Allocation Portfolio
Thrivent International Index Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Value Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Portfolio	0-70%
61

Thrivent Income Builder (GLWB) Rider Groups and Allocation Percentages
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Group 4
Franklin Small Cap Value VIP Portfolio
Goldman Sachs VIT Small Cap Equity Insights Portfolio
John Hancock VIT International Small Company Portfolio
MFS® VIT New Discovery Series Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio	0-40%
Group 5
Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Energy Portfolio
MFS® VIT II Technology Portfolio
MFS® VIT III Global Real Estate Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Real Estate Securities Portfolio	0-10%
62

The Statement of Additional Information (SAI) dated April 30, 2021 contains more information about the Contract and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/RetirementChoice. For a free paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission Website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract No.C000220060	32066SP R4-21

Thrivent Variable Annuity Account I
Statement of Additional Information
Dated April 30, 2021
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent Retirement Choice Variable Annuity Prospectus dated April 30, 2021 (the “Prospectus”) for Thrivent Variable Annuity Account I (the “Variable Account”) describing an individual flexible premium deferred variable annuity contract (the “Contract”) currently offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/thrivent/retirementchoice.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
3

PURCHASE OF SECURITIES BEING OFFERED
You purchase a Contract by submitting an application to us through one of our financial professionals. Contracts are offered to members and people eligible for membership. The prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
•	The amount of your initial premium. This premium must be at least $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000. If you add the Thrivent Income Builder (GLWB) Rider, the minimum acceptable premium is $25,000.
•	How you want your premiums allocated among the Subaccount(s), and/or the Fixed Account. We reserve the right to limit the number of allocations to subaccounts.
•	Whether or not you want the Maximum Anniversary Death Benefit (MADB) Rider or the Thrivent Income Builder (GLWB) Rider.
•	The beneficiary or beneficiaries you want to receive the benefit payable upon the death of an Owner.
•	The maximum Issue Age is Contract Age 85 and no premiums are accepted once any Owner reaches Contract Age 88 (or any annuitant if owned by a non-natural person).
•	Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on an Owner’s Contract is $1 million or greater. We reserve the right to decline applications that do not meet issue and suitability guidelines.
UNDERWRITERS
Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Principal Underwriting Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Management Inc. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.
The offering of the Contracts is continuous.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management retained $0.
2020	2019	2018
$67,608,045	65,441,160	69,340,590
4

ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 2.0% and the 2012 Individual Annuity Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 1.0%  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S& P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT,
5

SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
For portfolios other than Thrivent’s, please see that external portfolio’s prospectus for index information.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
6

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory financial statements of Thrivent Financial for Lutherans as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2020 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers, LLP, an independent registered public accounting firm, given on authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans, which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, surplus and of cash flow for each of the three years in the period ended December 31, 2020.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 12 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Report of Independent Auditors, continued
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 10, 2021

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2020 and 2019
(in millions)
	2020	2019
Admitted Assets
Bonds	$ 48,054	$ 46,538
Stocks	2,156	2,535
Mortgage loans	9,645	9,506
Real estate	49	137
Real estate held-for-sale(1)	125	6
Cash, cash equivalents and short-term investments	3,461	2,054
Contract loans	1,120	1,164
Receivables for securities	250	110
Limited partnerships	5,602	4,621
Other invested assets	362	426
Total cash and invested assets	70,824	67,097
Accrued investment income	437	460
Due premiums and considerations	121	119
Other assets	49	63
Assets held in separate accounts	37,894	34,482
Total Admitted Assets	$109,325	$102,221
Liabilities
Aggregate reserves for life, annuity and health contracts	$ 49,813	$ 49,028
Deposit liabilities	4,195	3,922
Contract claims	594	400
Dividends due in following calendar year	288	330
Interest maintenance reserve	540	503
Asset valuation reserve	1,971	1,836
Transfers due from separate accounts, net	(577)	(515)
Payable for securities	2,843	843
Securities lending obligation	265	479
Other liabilities	900	922
Liabilities related to separate accounts	37,794	34,408
Total Liabilities	$ 98,626	$ 92,156
Surplus
Unassigned funds	$ 10,698	$ 10,043
Other surplus	1	$ 22
Total Surplus	$ 10,699	$ 10,065
Total Liabilities and Surplus	$109,325	$102,221
(1)	2019 amounts have been conformed to current year presentation. Refer to the Real Estate section in Note 2.
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Revenues
Premiums	$4,630	$4,967	$5,117
Considerations for supplementary contracts with life contingencies	107	170	140
Net investment income	2,951	3,050	2,798
Separate account fees	718	706	705
Amortization of interest maintenance reserve	95	105	163
Other revenues	35	35	40
Total Revenues	$8,536	$9,033	$8,963
Benefits and Expenses
Death benefits	$1,334	$1,123	$1,110
Surrender benefits	3,138	3,263	2,841
Change in reserves	826	975	769
Other benefits	1,938	1,931	1,757
Total benefits	7,236	7,292	6,477
Commissions	261	264	273
General insurance expenses	685	764	741
Fraternal benefits and expenses	233	200	200
Transfers to separate accounts, net	(861)	(782)	(116)
Total expenses and net transfers	318	446	1,098
Total Benefits and Expenses	$7,554	$7,738	$7,575
Gain from Operations before Dividends and Capital Gains and Losses	$ 982	$1,295	$1,388
Dividends	286	329	324
Other	(1)	—	—
Gain from Operations before Capital Gains and Losses	$ 697	$ 966	$1,054
Realized capital gains (losses), net	(40)	24	146
Net Income	$ 657	$ 990	$1,120
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Surplus, Beginning of Year	$10,065	$ 9,130	$8,269
Net income	657	990	1,210
Change in unrealized investment gains and losses	134	423	(261)
Change in non-admitted assets	(97)	(20)	7
Change in asset valuation reserve	(135)	(449)	(150)
Change in surplus of separate account	42	—	—
Reserve adjustment	26	33	(3)
Corporate home office building sale	(22)	(19)	41
Pension liability adjustment	29	(19)	18
Other	—	(4)	—
Surplus, End of Year	$10,699	$10,065	$9,130
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Cash from Operations
Premiums	$ 4,730	$ 5,133	$ 5,258
Net investment income	2,583	2,526	2,450
Other revenues	753	741	745
	8,066	8,400	8,453
Benefit and loss-related payments	(6,091)	(6,149)	(5,600)
Transfers to/from separate account, net	798	756	213
Commissions and expenses	(1,139)	(1,172)	(1,215)
Dividends	(329)	(324)	(319)
Other	(7)	4	(5)
Net Cash from Operations	$ 1,298	$ 1,515	$ 1,527
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$ 10,274	$ 10,721	$ 7,648
Stocks	1,943	1,427	1,276
Mortgage loans	764	822	775
Other	3,154	1,543	820
	16,135	14,513	10,519
Cost of investments acquired or originated:
Bonds	(9,956)	(11,201)	(7,862)
Stocks	(1,350)	(1,323)	(1,648)
Mortgage loans	(911)	(1,329)	(1,575)
Other	(1,628)	(1,494)	(1,033)
	(13,845)	(15,347)	(12,118)
Transactions under mortgage dollar roll program, net	(1,871)	(468)	167
Change in net amounts due to/from broker	(140)	(25)	(224)
Change in collateral held for securities lending	(214)	228	(122)
Change in contract loans	44	8	3
Net Cash from Investments	$ 109	$ (1,091)	$ (1,775)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$ 146	$ 115	$ 23
Other	(146)	44	78
Net Cash from Financing and Miscellaneous Sources	$ —	$ 159	101
Net Change in Cash, Cash Equivalents and Short-Term Investments	$ 1,407	$ 583	$ (147)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$ 2,054	$ 1,471	$ 1,618
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 3,461	$ 2,054	$ 1,471
Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$ 161	$ 114	$ 91
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2020, 2019, and 2018
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The COVID-19 pandemic has developed rapidly in 2020 and measures taken by various governments to contain the virus have affected economic activity. Thrivent has taken measures to monitor and mitigate the effects of COVID-19. As of December 31, 2020, the impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of COVID-19. Thrivent will also do the utmost to continue operations in the best and safest way possible.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $2.6 billion and $721 million in the mortgage dollar roll program as of December 31, 2020 and 2019, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Stocks: Preferred stocks are generally carried at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, and other invested assets are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.
Interest Maintenance Reserve: Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued in 2020 and later are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. Refer to the New Accounting Guidance section regarding VM-20 for more details.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. Refer to the New Accounting Guidance section regarding VM-21 for more details.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal character. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public, and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded.
New Accounting Guidance
In 2020, Thrivent adopted modifications to SSAP Nos. 15 (Debt and Holding Company Obligations), 22R (Leases) and 86 (Derivatives). These revisions apply only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) to be discontinued due to reference rate reform. The guidance is effective through December 31, 2022. This guidance did not have a material impact on Thrivent’s financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
In 2020, Thrivent adopted modifications to SSAP No. 36 (Troubled Debt Restructuring). This guidance clarifies a mortgage loan or bank loan modification due COVID-19 will not automatically be categorized as a troubled debt restructuring (TDR). This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2.
In 2020, Thrivent began following the prescribed life product valuation standard VM-20 for newly issued business. Life product reserves issued on or after January 1, 2020, are now set to be the greatest of a formulaic floor and two model-based calculations. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
In 2019, Thrivent adopted changes to SSAP No. 51R (Life Contracts), SSAP No. 52 (Deposit-Type Contracts) and SSAP No. 61R (Life, Deposit-Type and Accident and Health Reinsurance), which expands the variable annuity disclosures and adds life liquidity disclosures in Note 3. The new guidance is applied prospectively and did not have a material impact to Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions) to improve the effectiveness of disclosures related to benefit plans in Note 9. The new guidance is applied retrospectively and did not have a material impact on Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 103R (Transfers and Servicing of Financial Assets and Extinguishments of Liabilities), which reduces the disclosure requirements related to repurchase and reverse repurchase transactions. This clarifies that only wash sales that cross a reporting period are to be included in Note 2.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 10, 2021, the date the statutory-basis financial statements were available to be issued. In February 2021, Thrivent sold a corporate home office property. Refer to the Real Estate section in Note 2 for additional information. There were no other subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2020
U.S. government and agency securities	$ 2,264	$ 235	$—	$ 2,499
U.S. state and political subdivision securities	98	57	—	155
Securities issued by foreign governments	80	8	—	88
Corporate debt securities	35,203	5,543	37	40,709
Residential mortgage-backed securities	6,921	221	5	7,137
Commercial mortgage-backed securities	2,104	147	1	2,250
Collateralized debt obligations	3	11	—	14
Other debt obligations	707	21	2	726
Affiliated Bonds	674	—	1	673
Total bonds	$48,054	$6,243	$ 46	$54,251
December 31, 2019
U.S. government and agency securities	$ 2,235	$ 114	$ 2	$ 2,347
U.S. state and political subdivision securities	104	46	—	150
Securities issued by foreign governments	99	5	—	104
Corporate debt securities	34,041	3,195	66	37,170
Residential mortgage-backed securities	7,218	118	14	7,322
Commercial mortgage-backed securities	2,217	71	2	2,286
Collateralized debt obligations	3	11	—	14
Other debt obligations	489	12	2	499
Affiliated Bonds	132	1	—	133
Total bonds	$46,538	$3,573	$ 86	$50,025
The admitted value of corporate debt securities issued in foreign currencies was $694 million and
$584 million as of December 31, 2020 and 2019, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
	Admitted Value	Fair Value
December 31, 2020
Due in 1 year or less	$ 4,451	$ 4,474
Due after 1 year through 5 years	10,868	11,765
Due after 5 years through 10 years	14,320	16,006
Due after 10 years through 20 years	8,181	10,099
Due after 20 years	13,290	14,963
Total	$51,110	$57,307
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
Less than 12 Months	12 Months or More
Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2020
U.S. government and agency securities	1	$ 75	$—	—	$ —	$—
Securities issued by foreign governments	—	—	—	—	—	—
Corporate debt securities	123	894	22	24	204	15
Residential mortgage-backed securities	5	18	—	11	28	5
Commercial mortgage-backed securities	13	78	1	—	—	—
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	10	100	1	1	4	1
Affiliated bonds	1	674	1	—	—	—
Total bonds	153	$1,839	$ 25	36	$ 236	$ 21
December 31, 2019
U.S. government and agency securities	4	$ 223	$ 1	1	$ 9	$—
Securities issued by foreign governments	1	12	—	—	—	—
Corporate debt securities	127	1,124	37	70	601	29
Residential mortgage-backed securities	41	979	5	43	609	9
Commercial mortgage-backed securities	18	246	2	13	93	1
Other debt obligations	20	79	1	12	26	1
Total bonds	211	$2,663	$ 46	139	$1,338	$ 40
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2020	2019
Unaffiliated Preferred Stocks:
Cost/statement value	$ 348	$ 318
Gross unrealized gains	50	34
Gross unrealized losses	(3)	(1)
Fair value	$ 395	$ 351
Unaffiliated Common Stocks:
Cost	$ 987	$1,389
Gross unrealized gains	364	370
Gross unrealized losses	(22)	(22)
Fair value/statement value	$1,329	$1,737
Affiliated Common Stocks:
Cost	$ 99	$ 90
Gross unrealized gains	50	64
Gross unrealized losses	(10)	(3)
Fair value/statement value	$ 139	$ 151
Affiliated Mutual Funds:
Cost	$ 305	$ 308
Gross unrealized gains	35	21
Gross unrealized losses	—	—
Fair value/statement value	$ 340	$ 329
Total statement value	$2,156	$2,535
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10 billion for both years ended December 31, 2020 and 2019. There was no allowance for credit losses as of December 31, 2020 or 2019.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2020	2019

In good standing	$9,614	$9,486
Restructured loans, in good standing	31	20
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$9,645	$9,506

	2020	2019
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.9%	0.8%
Total principal	$ 81	$ 36
Number of loans	81	34
Interest Rates for Loans Issued During the Year:
Maximum	6.5%	6.0%
Minimum	2.2%	2.9%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	71%	74%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2020	2019
Current	$9,644	$9,501
30 – 59 days past due	1	5
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$9,645	$9,506
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2020	2019
Geographic Region:
Pacific	32%	29%
South Atlantic	19	19
East North Central	8	8
West North Central	12	13
Mountain	9	10
Mid-Atlantic	9	8
West South Central	7	8
Other	4	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2020	2019
Property Type:
Industrial	23%	23%
Retail	21	22
Office	16	17
Church	10	10
Apartments	23	20
Other	7	8
Total	100%	100%
Impaired loans
A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2020, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded. At December 31, 2019, Thrivent held impaired loans with a carrying value of $9 million and an unpaid principal balance of $9 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2020. The amount of impairments included in realized capital

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
losses due to debt restructuring was less than $1 million for both years ended December 31, 2019 and 2018, respectively. The average recorded investment in impaired mortgage loans was $7 million and $4 million held on December 31, 2020 and 2019, respectively. Interest income recognized on impaired mortgage loans was less than $1 million for all three years ended December 31, 2020, 2019 and 2018.
In certain circumstances, Thrivent may modify the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2020 and 2019, Thrivent modified no loans under these circumstances.
As of both December 31, 2020 and 2019, Thrivent held 3 and 2 mortgage loans totaling $22 million and $9 million, respectively, where loan modifications had occurred. During the years ended December 31, 2020 and 2019, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2020 and 2019, no mortgage loans were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2020	2019
Home office properties	$141	$226
Held-for-sale	125	6
Total before accumulated depreciation	266	232
Accumulated depreciation	(92)	(89)
Total real estate	$174	$143
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. This property is classified as held for sale in the table above.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2020
Assets:
Call spread options	$ 163	$ 782	$ 33
Futures	—	282	(200)
Foreign currency swaps	21	311	6
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 184	$1,375	$(160)
Liabilities:
Call spread options	$(136)	$ 815	$ (27)
Foreign currency swaps	(27)	349	4
Covered written call options	(2)	—	7
Total liabilities	$(165)	$1,164	$ (16)
As of and for the year ended December 31, 2019
Assets:
Call spread options	$ 91	$ 733	$ 11
Futures	—	461	(90)
Foreign currency swaps	29	390	8
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 120	$1,584	$ (70)
Liabilities:
Call spread options	$ (67)	$ 765	$ (7)
Foreign currency swaps	(10)	202	3
Covered written call options	—	—	2
Total liabilities	$ (77)	$ 967	$ (2)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2020, 2019 and 2018, $9 million, $8 million and $3 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2020	2019
Loaned Securities:
Carrying value	$240	$467
Fair value	260	470
Cash Collateral Reinvested:
Open	$ 81	$209
30 days or less	131	147
31 - 60 days	—	53
61 - 90 days	—	11
91 - 120 days	5	9
121 - 180 days	5	2
181 - 365 days	36	33
1 - 2 years	3	15
2 - 3 years	—	—
Greater than 3 years	4	5
Total	$265	$484
Cash collateral liabilities	$265	$479
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2020	2019
Bonds:
Carrying value	$ 54	$ 53
Fair value	54	53
Short-term Investments:
Carrying value	$ 9	$ 39
Fair value	9	39
Cash Equivalents:
Carrying value	$202	$392
Fair value	202	392
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2020, Thrivent sold 119 non-investment grade securities with a book value totaling $4 million where the cost to repurchase within 30 days totaled $6 million. The net gain for securities sold and later repurchased totaled $2 million. At December 31, 2019, Thrivent sold 81 non-investment grade securities with a book value totaling $19 million where the cost to repurchase within 30 days totaled $24 million. The net gain for securities sold and later repurchased totaled $4 million.
Reverse Repurchase Agreements
During 2019, Thrivent entered into a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of $15 million and less than $1 million as of December 31, 2020 and 2019, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting periods presented below (in millions):
December 31, 2020	Maximum	Ending Balance
Bonds:
1st quarter	$450	$319
2nd quarter	360	160
3rd quarter	115	—
4th quarter	115	15

December 31, 2019	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	20	20
3rd quarter	20	20
4th quarter	109	—
The fair value of the cash collateral under the repo borrowing transactions for each reporting periods by remaining contractual maturity presented below (in millions):
December 31, 2020	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$545	$385
2nd quarter	430	188
3rd quarter	143	143
4th quarter	143	15

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
December 31, 2019	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	27	27
3rd quarter	27	27
4th quarter	103	—
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $328 million and $530 million at December 31, 2020 and 2019, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $3 million for both the years ended December 31, 2020 and 2019.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2020	2019	2018
Bonds	$1,797	$1,818	$1,827
Preferred stock	19	15	11
Unaffiliated common stocks	27	29	28
Affiliated common stocks	94	60	24
Mortgage loans	439	433	392
Real estate	17	14	23
Contract loans	82	86	85
Cash, cash equivalents and short-term investments	19	52	33
Limited partnerships	489	584	410
Other invested assets	32	17	22
	3,015	3,108	2,855
Investment expenses	(57)	(53)	(51)
Depreciation on real estate	(7)	(5)	(6)
Net investment income	$2,951	$3,050	$2,798
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2020, there were 436 securities with a callable or tender feature sold or redeemed totaling $78 million. In 2019 net investment income included only bonds sold or redeemed with a callable bond feature. During 2019, there were 118 securities with callable features sold or redeemed totaling $25 million.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2020	2019	2018
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$ 293	$ 209	$ 198
Gross losses	(211)	(89)	(59)
Stocks:
Gross gains	316	174	201
Gross losses	(86)	(60)	(47)
Futures	(200)	(90)	(9)
Other	11	8	17
Net gains (losses) on sales	123	152	301
Provisions for Losses:
Bonds	(44)	(15)	(18)
Stocks	(1)	—	—
Other	14	19	5
Total provisions for losses	(31)	4	(13)
Realized capital gains (losses)	92	156	288
Transfers to interest maintenance reserve	(132)	(132)	(142)
Realized capital gains (losses), net	$ (40)	$ 24	$ 146
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $10 billion, $10 billion and $7 billion for the years ended December 31, 2020, 2019 and 2018, respectively.
Thrivent recognized other-than-temporary impairments during the year ended December 31, 2020 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions). Each individual impairment recognized below was less than $1 million.
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
22943HAG1	$ 3	$—	$ 3	$ 2
94981FAJ1	3	—	3	3
12667GGD9	8	—	8	8
12667GQJ5	7	—	7	7
12668BQA4	3	—	3	3
16165TAE3	5	—	5	6
45660LST7	3	—	3	3
576434V92	5	—	5	5
Total	$37	$—	$37	$37

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$ 183	$ —	$ 183	1%
At book value less a surrender charge of 5% or more	1,763	—	—	1,763	3
At fair value	—	—	35,097	35,097	65
Total with market value adjustment or at fair value	1,763	183	35,097	37,043	69
At book value without adjustment	15,171	—	—	15,171	28
Not subject to discretionary withdrawal	1,549	—	54	1,603	3
Total	$18,483	$ 183	$35,151	$53,817	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 485	$ —	$ —	$ —
December 31, 2019
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$ 202	$ —	$ 202	1%
At book value less a surrender charge of 5% or more	1,984	—	—	1,984	4
At fair value	—	—	32,079	32,079	63
Total with market value adjustment or at fair value	1,984	32,079	34,265	68
At book value without adjustment	14,888	—	—	14,888	29
Not subject to discretionary withdrawal	1,552	—	48	1,600	3
Total	$18,424	$ 202	$32,127	$50,753	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 339	$ —	$ —	$ —

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,767	$—	$—	$3,767	89%
Total with market value adjustment or at fair value	3,767	—	—	3,767	89
At book value without adjustment	365	—	—	365	9
Not subject to discretionary withdrawal	63	—	23	86	2
Total	$4,195	$—	$ 23	$4,218	100%
December 31, 2019
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,517	$—	$—	$3,517	89%
Total with market value adjustment or at fair value	3,517	—	—	3,517	89
At book value without adjustment	346	—	—	346	9
Not subject to discretionary withdrawal	59	—	26	85	2
Total	$3,922	$—	$ 26	$3,948	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2020
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,385	$10,372	$10,407	$ —	$ —	$ —
Universal life with secondary guarantees	1,254	1,116	1,350	984	890	910
Other permanent cash value life insurance	—	11,606	12,432	—	—	—
Variable universal life	43	43	56	937	935	950
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,029	—	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	116	XXX	XXX	—
Disability – disable lives	XXX	XXX	370	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,682	$23,137	$25,778	$1,921	$1,825	$1,860
Reinsurance ceded	653	697	846	—	—	—
Total	$11,029	$22,440	$24,932	$1,921	$1,825	$1,860
December 31, 2019
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,279	$10,268	$10,300	$ —	$ —	$ —
Universal life with secondary guarantees	1,168	1,029	1,248	796	712	732
Other permanent cash value life insurance(1)	—	11,372	12,175	—	—	—
Variable universal life	43	43	55	797	795	807
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,010	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	126	XXX	XXX	—
Disability – disable lives	XXX	XXX	371	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,490	$22,712	$25,303	$1,593	$1,507	$1,539
Reinsurance ceded	527	544	826	—	—	—
Total	$10,963	$22,168	$24,477	$1,593	$1,507	$1,539
(1)	Amount has been revised to properly reflect dividends issued. Cash value increased by $4,662 million.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2020	2019
Aggregate reserves for life, annuity and health contracts	$18,483	$18,425
Deposit liabilities	4,195	3,922
Liabilities related to separate accounts	35,357	32,354
Total	$58,035	$54,701
Thrivent calculates premium deficiency reserves (PDR) on Thrivent’s closed block of long-term care insurance policies. The PDR was $230 million and $0 million as of December 31, 2020 and 2019, respectively. During 2020, Thrivent updated the active life mortality, lapse, and net earned rate assumptions used in the determination of the PDR. In 2019, updates were made to claim incidence, claim termination, and claim utilization assumptions as Thrivent moved from an aggregate care model to an initial site-of-care model. These updated assumptions, along with the natural decline in the reserve as new premium sufficient LTC contracts sold replace older premium deficient LTC contracts, were the primary drivers of the $230 million increase in PDR for the year ended December 31, 2020 and the $133 million decrease in PDR for the year ended December 31, 2019.
Thrivent has insurance in force as of December 31, 2020 and 2019, totaling $11 billion and $18 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2020 and 2019, totaled $38 million and $59 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2020
Ordinary new business	$12	$ 6
Ordinary renewal	56	102
Total	$68	$108
December 31, 2019
Ordinary new business	$12	$ 7
Ordinary renewal	49	99
Total	$61	$106
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2020	2019	2018	2017	2016
Risk charge paid	$102	$104	$108	$107	$99
Payments for guaranteed benefits	7	5	4	4	6
The distribution of investments in the separate account assets as of December 31 were as follows:
	2020	2019
Equity funds	64%	63%
Bond funds	26	26
Balanced funds	7	9
Other	3	2
Total separate account assets	100%	100%
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non-Guaranteed	Total
December 31, 2020
Reserves:
For accounts with assets at fair value	$183	$37,034	$37,217
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$183	$ —	$ 183
At fair value	—	36,956	36,956
Not subject to discretionary withdrawal	—	77	77
Total	$183	$37,033	$37,216
December 31, 2019
Reserves:
For accounts with assets at fair value	$202	$33,692	$33,894
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$202	$ —	$ 202
At fair value	—	33,618	33,618
Not subject to discretionary withdrawal	—	74	74
Total	$202	$33,692	$33,894

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
	2020	2019	2018
Premiums, Considerations and Deposits:
Non-indexed guarantee	$ 1	$ —	$ 1
Non-guaranteed	1,849	1,712	1,774
Total	$1,850	$1,712	$1,775

	2020	2019	2018
Transfers to separate accounts	$ 1,849	$ 1,709	$ 1,773
Transfers from separate accounts	(2,712)	(2,490)	(1,890)
Other items	2	(1)	1
Transfers to separate accounts, net	$ (861)	$ (782)	$ (116)
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2020	2019
Net balance at January 1
Incurred Related to:	$1,203	$1,114
Current year	464	546
Prior years	(150)	(40)
Total incurred	314	506
Paid Related to:
Current year	116	122
Prior years	304	295
Total paid	420	417
Net balance at December 31	$1,097	$1,203
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2020	2019	2018
Direct premiums	$4,736	$5,073	$5,098
Reinsurance ceded	(106)	(106)	(117)
Net premiums	$4,630	$4,967	$4,981
Reinsurance claims recovered	$ 89	$ 81	$ 60
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2020	2019
Life insurance	$846	$826
Accident-and-health	—	—
Total	$846	$826
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 45% of the reinsurance recoverable as of December 31, 2020.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2020 and 2019.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2020	2019
Unrealized gains and (losses)	$ 691	$ 557
Non-admitted assets	(227)	(130)
Separate account business	101	75
Asset valuation reserve	(1,971)	(1,836)
Thrivent also holds special surplus funds which include a special surplus balance related to the separate accounts. The deferred gain from the 2018 sale of the corporate home office property was included in a special surplus balance as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in special surplus funds as of December 31, 2020.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2020
Assets:
Bonds	$ 298	$ —	$—	$ 298
Unaffiliated common stocks	1,329	—	—	1,329
Cash, cash equivalents and short-term investments	805	—	—	805
Assets held in Separate account assets	—	37,894	—	37,894
Other invested assets	—	21	163	184
Total	$2,432	$37,915	$163	$40,510
Liabilities:
Other liabilities	$ —	$ 27	$136	$ 163
December 31, 2019
Assets:
Bonds	$ 281	$ —	$—	$ 281
Unaffiliated common stocks	1,737	—	—	1,737
Cash, cash equivalents and short-term investments	318	—	—	318
Assets held in Separate account assets	—	34,482	—	34,482
Other invested assets	—	29	91	120
Total	$2,236	$34,511	$ 91	$36,938
Liabilities:
Other liabilities	$ 1	$ 10	$ 67	$ 77

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2020	2019
Assets:
Balance, January 1	$ 91	$ 4
Purchases	68	47
Sales	(111)	(60)
Realized gains and (losses) net income	32	11
Unrealized gains and (losses) surplus	83	89
Balance, December 31	$ 163	$ 91
Liabilities:
Balance, January 1	$ 67	$ 2
Purchases	49	29
Sales	(28)	(31)
Realized gains and (losses) net income	(25)	(7)
Unrealized gains and (losses) surplus	75	74
Balance, December 31	$ 136	$ 67
Transfers
During 2020, Thrivent had transfers of $38 million into Level 2 from Level 3 and transfers of $123 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2019, Thrivent had transfers of $242 million into Level 2 from Level 3 and transfers of $67 million into Level 3 from Level 2 for bonds which are not held at fair value. Prior year amounts have been revised to properly reflect transfers between Level 2 and Level 3. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2020
Financial Assets:
Bonds	$48,054	$2,293	$38,594	$13,364	$54,251
Unaffiliated preferred stocks	348	—	225	170	395
Unaffiliated common stocks	1,329	1,329	—	—	1,329
Affiliated common stock	139	—	139	—	139
Affiliated mutual funds	340	117	223	—	340
Mortgage loans	9,645	—	—	10,848	10,848
Contract loans	1,120	—	—	1,120	1,120
Cash, cash equivalents and short-term investments	3,461	805	2,656	—	3,461
Limited partnerships	5,602	—	—	5,602	5,602
Real estate – held-for-sale	125	—	—	127	127
Assets held in separate accounts	37,894	—	37,894	—	37,894
Other invested assets	362	—	135	260	395
Financial Liabilities:
Deferred annuities	$16,053	$ —	$ —	$15,772	$15,772
Other deposit contracts	1,078	—	—	1,078	1,078
Other liabilities	165	—	27	136	163
Liabilities related to separate accounts	37,794	—	37,794	—	37,794
December 31, 2019
Financial Assets:
Bonds	$46,538	$2,242	$37,225	$10,558	$50,025
Unaffiliated preferred stocks	318	—	269	82	351
Unaffiliated common stocks	1,737	1,737	—	—	1,737
Affiliated common stock	151	—	151	—	151
Affiliated mutual funds	329	160	169	—	329
Mortgage loans	9,506	—	—	10,177	10,177
Contract loans	1,164	—	—	1,164	1,164
Cash, cash equivalents and short-term investments	2,054	318	1,736	302	2,054
Limited partnerships	4,621	—	—	4,621	4,621
Real estate – held-for-sale	6	—	—	8	8
Assets held in separate accounts	34,482	—	34,482	—	34,482
Other invested assets	426	—	137	317	454
Financial Liabilities:
Deferred annuities	$15,911	$ —	$ —	$15,654	$15,654
Other deposit contracts	1,118	—	—	1,118	1,118
Other liabilities	77	1	10	67	77
Liabilities related to separate accounts	34,408	—	34,408	—	34,408

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2020	2019	2018	2020	2019	2018
Service cost	$ 21	$ 23	$ 25	$ 2	$ 2	$ 2
Interest cost	39	47	43	4	5	4
Expected return on plan assets	(79)	(71)	(77)	—	—	—
Other	18	19	19	—	(1)	4
Net periodic cost	$ (1)	$ 18	$ 10	$ 6	$ 6	$ 10
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,246	$1,099	$124	$107
Service cost	21	23	2	2
Interest cost	39	47	3	5
Actuarial gain (loss)	66	130	6	20
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)
Benefit obligation, end of year	$1,316	$1,246	$127	$124
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,110	$ 960	$—	$—
Actual return on plan assets	161	183	—	—
Employer contribution	20	20	8	10
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)
Fair value of plan assets, end of year	$1,235	$1,110	$—	$—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Funded Status:
Accrued benefit costs	$ —	$ —	$(123)	$(125)
Liability for pension benefits	(81)	(136)	(4)	2
Total unfunded liabilities	$ (81)	$ (136)	$(127)	$(123)
Deferred Items:
Net (losses) gains	$ 267	$ 301	$ 4	$ (2)
Net prior service cost	—	—	—	—
Accumulated amounts recognized in periodic pension expenses	$ 186	$ 165	$(123)	$(125)
Accumulated benefit obligation	$1,274	$1,209	$ 127	$ 123
The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2020 and 2019, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2019	$—	$303	$303	$—	$ (23)	$ (23)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	17	17	—	20	20
Net gain (loss) recognized	—	(19)	(19)	—	1	1
Balance, December 31, 2019	$—	$301	$301	$—	$ (2)	$ (2)
Net prior service cost recognized	—	—	—	—	—
Net gain (loss) arising during the period	—	(16)	(16)	—	6	6
Net gain (loss) recognized	—	(18)	(18)	—	—	—
Balance, December 31, 2020	$—	$267	$267	$—	$ 4	$ 4
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Weighted Average Assumptions:
Discount rate	2.6%	3.3%	2.6%	3.3%
Expected return on plan assets	7.3	7.5	N/A	N/A
Rate of compensation increase	4.3	3.4	N/A	N/A
Interest crediting rate	1.0	1.8	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 5.8% and 5.9% in 2020 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2030. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2021 – $62 million; 2022 – $65 million; 2023 – $67 million; 2024 – $69 million; 2025 –$71 million; and 2026 to 2030 – $367 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2021 – $11 million; 2022 – $11 million; 2023 – $10 million; 2024 – $10 million; 2025 – $9 million; and 2026 to 2030 – $38 million.
The minimum pension contribution required for 2020 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2021.
Pension Assets
The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2020	2019
Equity securities	62%	70%	67%
Fixed income and other securities	38	30	33
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2020
Fixed Maturity Securities:
U.S. government and agency securities	$ 99	$—	$—	$ 99
Corporate debt securities	—	171	—	171
Residential mortgage-backed securities	—	99	—	99
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	9	1	10
Common stocks	484	—	—	484
Affiliated mutual funds – equity funds	—	161	—	161
Short-term investments	26	106	1	133
Limited partnerships	—	—	129	129
Total	$609	$548	$131	$1,288
December 31, 2019
Fixed Maturity Securities:
U.S. government and agency securities	$103	$—	$—	$ 103
Corporate debt securities	—	168	—	168
Residential mortgage-backed securities	—	107	—	107
Commercial mortgage-backed securities	—	6	—	6
Other debt obligations	—	4	—	4
Common stocks	445	—	—	445
Preferred stock	—	—	—	—
Affiliated mutual funds – equity funds	—	132	—	132
Short-term investments	9	92	—	101
Limited partnerships	—	—	106	106
Total	$557	$509	$106	$1,172

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $53 million and $62 million as of December 31, 2020 and 2019.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2020 or 2019. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2020, 2019 and 2018, Thrivent contributed $35 million, $34 million and $37 million, respectively, to these plans.
As of December 31, 2020 and 2019, $72 million and $75 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2020, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $270 million and $211 million as of December 31, 2020 and 2019, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.1 billion and $5.2 billion as of December 31, 2020 and 2019, respectively.
Financial Guarantees
Thrivent has entered into an agreement to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $17 million and $21 million for each of the years ended December 31, 2020, 2019 and 2018 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2020 were $57 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2021 – $9 million; 2022 – $8 million; 2023 – $6 million; 2024 – $6 million and thereafter – $28 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2019, values was completed on August 3, 2020 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $139 million and $151 million related to Holdings for the years ended December 31, 2020 and 2019, respectively. Non-admitted values related to Holdings were $26 million and less than $1 million for the years ended December 31, 2020 and 2019, respectively.
Other Related Party Transactions
Thrivent has invested $340 million and $329 million in various Thrivent mutual funds as of December 31, 2020 and 2019, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $85 million, $87 million and $82 million for the years ended December 31, 2020, 2019 and 2018, respectively. The net receivables due from affiliates for the years ended December 31, 2020 and 2019 were $10 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$135 million, $124 million and $119 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $187 million, $182 million and $180 million for the years ended December 31, 2020, 2019 and 2018, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture and was amended in April 2020. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $674 million and $132 million as of December 31, 2020 and 2019, respectively.
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of Presentation, continued
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums and Withdrawals
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2020 and 2019 and for the three years ended December 31, 2020, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and
Contract Owners of Thrivent Variable Annuity Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account I, as indicated in Note 1, as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Thrivent Variable Annuity Account I as of December 31, 2020, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Thrivent Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Thrivent Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2021
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account I since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2020
Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
American Funds IS® Global Growth Class 1	$ 640,526	$—	$ 640,526	$—	$ 640,526	$ 640,526	$—	$ 640,526	$ 478,843	15,562
American Funds IS® Global Growth Class 4	$ 5,712,550	$—	$ 5,712,550	$—	$ 5,712,550	$ 5,712,550	$—	$ 5,712,550	$ 5,198,933	141,225
American Funds IS® Growth-Income Class 1	$ 764,147	$—	$ 764,147	$—	$ 764,147	$ 764,147	$—	$ 764,147	$ 709,026	13,798
American Funds IS® Growth-Income Class 4	$ 5,559,670	$—	$ 5,559,670	$—	$ 5,559,670	$ 5,559,670	$—	$ 5,559,670	$ 5,156,451	102,976
American Funds IS® International Growth and Income Class 4	$ 1,128,128	$—	$ 1,128,128	$—	$ 1,128,128	$ 1,128,128	$—	$ 1,128,128	$ 1,008,638	59,943
American Funds IS® International Class 1	$ 1,261,546	$—	$ 1,261,546	$—	$ 1,261,546	$ 1,261,546	$—	$ 1,261,546	$ 1,091,547	53,365
American Funds IS® International Class 4	$ 1,020,861	$—	$ 1,020,861	$—	$ 1,020,861	$ 1,020,861	$—	$ 1,020,861	$ 888,156	43,908
BlackRock Total Return V.I. Class I	$ 249,847	$—	$ 249,847	$—	$ 249,847	$ 249,847	$—	$ 249,847	$ 246,130	20,149
BlackRock Total Return V.I. Class III	$11,399,787	$—	$11,399,787	$—	$11,399,787	$11,399,787	$—	$11,399,787	$11,844,938	931,355
DFA VA International Small Portfolio	$ 362,877	$—	$ 362,877	$—	$ 362,877	$ 362,877	$—	$ 362,877	$ 347,733	27,470
DFA VA US Targeted Value	$ 1,057,200	$—	$ 1,057,200	$—	$ 1,057,200	$ 1,057,200	$—	$ 1,057,200	$ 1,026,613	57,426
Eaton Vance VT Floating-Rate Income Initial Share Class	$ 1,370,342	$—	$ 1,370,342	$—	$ 1,370,342	$ 1,370,342	$—	$ 1,370,342	$ 1,347,699	151,754
Fidelity® VIP Emerging Markets Initial Class	$ 1,382,046	$—	$ 1,382,046	$—	$ 1,382,046	$ 1,382,046	$—	$ 1,382,046	$ 1,093,812	93,698
Fidelity VIP Emerging Markets Service Class 2	$ 2,436,975	$—	$ 2,436,975	$—	$ 2,436,975	$ 2,436,975	$—	$ 2,436,975	$ 2,154,027	165,331
Fidelity VIP Energy Service Class 2	$ 673,078	$—	$ 673,078	$—	$ 673,078	$ 673,078	$—	$ 673,078	$ 609,212	64,906
Fidelity® VIP International Capital Appreciation Initial Class	$ 553,046	$—	$ 553,046	$—	$ 553,046	$ 553,046	$—	$ 553,046	$ 418,523	24,004
Fidelity VIP International Capital Appreciation Service Class 2	$ 5,064,332	$—	$ 5,064,332	$—	$ 5,064,332	$ 5,064,332	$—	$ 5,064,332	$ 4,677,714	222,022
Fidelity® VIP Value Initial Class	$ 373,257	$—	$ 373,257	$—	$ 373,257	$ 373,257	$—	$ 373,257	$ 348,673	23,402
Fidelity VIP Value Service Class 2	$ 1,707,050	$—	$ 1,707,050	$—	$ 1,707,050	$ 1,707,050	$—	$ 1,707,050	$ 1,479,657	108,729
Franklin Small Cap Value VIP Class 2	$ 1,949,191	$—	$ 1,949,191	$—	$ 1,949,191	$ 1,949,191	$—	$ 1,949,191	$ 1,732,393	134,427
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Goldman Sachs VIT Core Fixed Income Service Shares	$7,256,760	$—	$7,256,760	$—	$7,256,760	$7,256,760	$—	$7,256,760	$7,279,494	629,381
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$ 849,514	$—	$ 849,514	$—	$ 849,514	$ 849,514	$—	$ 849,514	$ 727,293	63,444
Janus Henderson Enterprise Institutional Class	$1,710,641	$—	$1,710,641	$—	$1,710,641	$1,710,641	$—	$1,710,641	$1,372,806	18,158
Janus Henderson VIT Enterprise Service Class	$2,490,231	$—	$2,490,231	$—	$2,490,231	$2,490,231	$—	$2,490,231	$2,232,144	28,473
Janus Henderson VIT Forty Service Class	$6,148,759	$—	$6,148,759	$—	$6,148,759	$6,148,759	$—	$6,148,759	$5,684,557	116,102
John Hancock Core Bond Trust Series I	$ 602,436	$—	$ 602,436	$—	$ 602,436	$ 602,436	$—	$ 602,436	$ 573,129	42,515
John Hancock VIT Core Bond Trust Series II	$2,661,499	$—	$2,661,499	$—	$2,661,499	$2,661,499	$—	$2,661,499	$2,668,918	187,166
John Hancock International Equity Index Trust Series I	$ 193,386	$—	$ 193,386	$—	$ 193,386	$ 193,386	$—	$ 193,386	$ 162,672	9,892
John Hancock International Small Company Trust Series II	$ 358,695	$—	$ 358,695	$—	$ 358,695	$ 358,695	$—	$ 358,695	$ 332,289	24,384
John Hancock Strategic Income Opportunities Trust Series I	$ 405,899	$—	$ 405,899	$—	$ 405,899	$ 405,899	$—	$ 405,899	$ 380,323	28,207
John Hancock Strategic Income Opportunities Trust Series II	$2,327,734	$—	$2,327,734	$—	$2,327,734	$2,327,734	$—	$2,327,734	$2,273,913	160,755
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 198,703	$—	$ 198,703	$—	$ 198,703	$ 198,703	$—	$ 198,703	$ 176,446	3,469
MFS® VIT II - Core Equity Service Class	$1,794,795	$—	$1,794,795	$—	$1,794,795	$1,794,795	$—	$1,794,795	$1,664,618	65,265
MFS® VIT III Global Real Estate Service Class	$ 456,663	$—	$ 456,663	$—	$ 456,663	$ 456,663	$—	$ 456,663	$ 431,790	25,859
MFS® VIT II - MFS® Corporate Bond Initial Class	$ 286,838	$—	$ 286,838	$—	$ 286,838	$ 286,838	$—	$ 286,838	$ 265,345	22,568
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 122,082	$—	$ 122,082	$—	$ 122,082	$ 122,082	$—	$ 122,082	$ 116,366	8,150
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 474,915	$—	$ 474,915	$—	$ 474,915	$ 474,915	$—	$ 474,915	$ 374,596	13,550
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 143,958	$—	$ 143,958	$—	$ 143,958	$ 143,958	$—	$ 143,958	$ 138,872	16,759
MFS® VIT III Mid Cap Value Service Class	$ 640,965	$—	$ 640,965	$—	$ 640,965	$ 640,965	$—	$ 640,965	$ 583,699	75,408
MFS® VIT - New Discovery Series Service Class	$3,101,126	$—	$3,101,126	$—	$3,101,126	$3,101,126	$—	$3,101,126	$2,673,589	131,348
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
MFS® VIT II - MFS® Technology Initial Class	$ 1,498,927	$ —	$ 1,498,927	$—	$ 1,498,927	$ 1,498,927	$ —	$ 1,498,927	$ 1,062,292	48,197
MFS® VIT II Technology Service Class	$ 4,798,306	$ —	$ 4,798,306	$—	$ 4,798,306	$ 4,798,306	$ —	$ 4,798,306	$ 4,428,413	164,607
MFS® VIT - MFS® Value Series Initial Class	$ 469,732	$ —	$ 469,732	$—	$ 469,732	$ 469,732	$ —	$ 469,732	$ 450,712	23,026
MFS® VIT Value Series Service Class	$ 768,366	$ —	$ 768,366	$—	$ 768,366	$ 768,366	$ —	$ 768,366	$ 717,780	38,495
PIMCO VIT Emerging Markets Bond Institutional Class	$ 295,297	$ —	$ 295,297	$—	$ 295,297	$ 295,297	$ —	$ 295,297	$ 275,387	21,971
PIMCO VIT Emerging Markets Bond Advisor Class	$ 246,490	$ —	$ 246,490	$—	$ 246,490	$ 246,490	$ —	$ 246,490	$ 240,356	18,340
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 85,241	$ —	$ 85,241	$—	$ 85,241	$ 85,241	$ —	$ 85,241	$ 82,304	6,993
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ 863,759	$ —	$ 863,759	$—	$ 863,759	$ 863,759	$ —	$ 863,759	$ 830,112	70,858
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 977,200	$ —	$ 977,200	$—	$ 977,200	$ 977,200	$ —	$ 977,200	$ 990,823	66,161
PIMCO VIT Long-Term US Government Advisor Class	$ 4,366,319	$ —	$ 4,366,319	$—	$ 4,366,319	$ 4,366,319	$ —	$ 4,366,319	$ 4,440,486	295,621
PIMCO VIT Real Return Institutional Class	$ 223,760	$ —	$ 223,760	$—	$ 223,760	$ 223,760	$ —	$ 223,760	$ 202,167	16,075
PIMCO VIT Real Return Advisor Class	$ 5,937,347	$ —	$ 5,937,347	$—	$ 5,937,347	$ 5,937,347	$ —	$ 5,937,347	$ 5,843,453	426,534
Principal Capital Appreciation Class 2	$ 1,833,496	$ —	$ 1,833,496	$—	$ 1,833,496	$ 1,833,496	$ —	$ 1,833,496	$ 1,738,635	54,229
Principal Diversified International	$ 204,193	$ —	$ 204,193	$—	$ 204,193	$ 204,193	$ —	$ 204,193	$ 173,719	11,491
Principal Government & High Quality Bond	$ 249,763	$ —	$ 249,763	$—	$ 249,763	$ 249,763	$ —	$ 249,763	$ 248,833	25,408
Principal Small Cap	$ 364,744	$ —	$ 364,744	$—	$ 364,744	$ 364,744	$ —	$ 364,744	$ 324,964	21,132
Principal VC Equity Income Class 2	$ 2,628,630	$ —	$ 2,628,630	$—	$ 2,628,630	$ 2,628,630	$ —	$ 2,628,630	$ 2,444,689	93,016
Putnam VT International Value Class 1B	$ 320,332	$ —	$ 320,332	$—	$ 320,332	$ 320,332	$ —	$ 320,332	$ 285,762	31,313
Putnam VT Research Class 1B	$ 1,396,070	$ —	$ 1,396,070	$—	$ 1,396,070	$ 1,396,070	$ —	$ 1,396,070	$ 1,300,747	45,534
Templeton Global Bond VIP Class 1	$ 374,605	$ —	$ 374,605	$—	$ 374,605	$ 374,605	$ —	$ 374,605	$ 419,356	25,853
Templeton Global Bond VIP Class 2	$ 799,252	$ —	$ 799,252	$—	$ 799,252	$ 799,252	$ —	$ 799,252	$ 796,209	57,833
Thrivent Aggressive Allocation	$1,315,338,364	$27,785	$1,315,366,149	$—	$1,315,366,149	$1,314,758,534	$607,615	$1,315,366,149	$1,042,098,866	69,830,346
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Thrivent All Cap Subaccount	$ 104,215,711	$ —	$ 104,215,711	$ 23,673	$ 104,192,038	$ 103,990,477	$ 201,561	$ 104,192,038	$ 83,626,970	6,313,809
Thrivent Balanced Income Plus	$ 295,943,941	$ 28,375	$ 295,972,316	$ —	$ 295,972,316	$ 295,235,710	$ 736,606	$ 295,972,316	$ 272,403,518	18,595,752
Thrivent Diversified Income Plus	$ 750,628,210	$ 26,836	$ 750,655,046	$ —	$ 750,655,046	$ 749,710,748	$ 944,298	$ 750,655,046	$ 685,048,727	87,668,704
Thrivent ESG Index	$ 6,682,274	$ —	$ 6,682,274	$ —	$ 6,682,274	$ 6,682,274	$ —	$ 6,682,274	$ 6,043,942	526,280
Thrivent Global Stock	$ 214,057,330	$ 36,397	$ 214,093,727	$ —	$ 214,093,727	$ 213,384,331	$ 709,396	$ 214,093,727	$ 170,037,648	15,126,335
Thrivent Government Bond	$ 200,202,206	$ 7,243	$ 200,209,449	$ —	$ 200,209,449	$ 199,971,178	$ 238,271	$ 200,209,449	$ 191,785,871	17,091,287
Thrivent High Yield	$ 268,921,916	$ 10,857	$ 268,932,773	$ —	$ 268,932,773	$ 268,255,305	$ 677,468	$ 268,932,773	$ 272,532,704	57,625,713
Thrivent Income	$ 434,815,257	$ 689	$ 434,815,946	$ —	$ 434,815,946	$ 434,430,021	$ 385,925	$ 434,815,946	$ 400,932,300	37,997,698
Thrivent International Allocation	$ 262,837,321	$ 26,768	$ 262,864,089	$ —	$ 262,864,089	$ 262,464,600	$ 399,489	$ 262,864,089	$ 238,265,009	25,936,699
Thrivent International Index	$ 6,769,981	$ —	$ 6,769,981	$ —	$ 6,769,981	$ 6,769,981	$ —	$ 6,769,981	$ 6,140,515	534,943
Thrivent Large Cap Growth	$1,061,760,380	$ —	$1,061,760,380	$ 9,592	$1,061,750,788	$1,059,866,250	$1,884,538	$1,061,750,788	$ 744,727,110	19,257,712
Thrivent Large Cap Index	$ 946,192,486	$ 29,679	$ 946,222,165	$ —	$ 946,222,165	$ 944,930,359	$1,291,806	$ 946,222,165	$ 605,365,350	18,416,478
Thrivent Large Cap Value	$ 236,511,617	$ 27,932	$ 236,539,549	$ —	$ 236,539,549	$ 235,952,678	$ 586,871	$ 236,539,549	$ 188,276,521	12,330,388
Thrivent Limited Maturity Bond	$ 382,296,139	$ 24,585	$ 382,320,724	$ —	$ 382,320,724	$ 382,102,685	$ 218,039	$ 382,320,724	$ 375,453,462	37,834,246
Thrivent Low Volatility Equity	$ 42,299,248	$ —	$ 42,299,248	$ —	$ 42,299,248	$ 42,299,248	$ —	$ 42,299,248	$ 38,359,310	3,299,010
Thrivent Mid Cap Growth	$ 25,785,096	$ —	$ 25,785,096	$ —	$ 25,785,096	$ 25,785,096	$ —	$ 25,785,096	$ 21,840,009	1,739,720
Thrivent Mid Cap Index	$ 447,438,505	$ 11,605	$ 447,450,110	$ —	$ 447,450,110	$ 447,074,838	$ 375,272	$ 447,450,110	$ 365,137,347	22,229,656
Thrivent Mid Cap Stock	$ 465,003,440	$ —	$ 465,003,440	$ 21,749	$ 464,981,691	$ 463,636,111	$1,345,580	$ 464,981,691	$ 357,348,362	20,496,652
Thrivent Mid Cap Value	$ 2,648,090	$ —	$ 2,648,090	$ —	$ 2,648,090	$ 2,648,090	$ —	$ 2,648,090	$ 2,418,253	202,478
Thrivent Moderate Allocation	$9,858,821,667	$402,720	$9,859,224,387	$ —	$9,859,224,387	$9,851,705,610	$7,518,777	$9,859,224,387	$8,358,909,273	609,189,710
Thrivent Moderately Aggressive Allocation	$6,072,040,511	$174,345	$6,072,214,856	$ —	$6,072,214,856	$6,066,041,771	$6,173,085	$6,072,214,856	$5,027,119,216	349,136,395
Thrivent Moderately Conservative Allocation	$5,315,629,502	$ —	$5,315,629,502	$335,911	$5,315,293,591	$5,310,958,469	$4,335,122	$5,315,293,591	$4,707,992,857	367,411,044
Thrivent Money Market	$ 271,700,819	$ 416	$ 271,701,235	$ —	$ 271,701,235	$ 271,669,059	$ 32,176	$ 271,701,235	$ 271,700,815	271,700,815
Thrivent Multidimensional Income	$ 26,165,131	$ 1,860	$ 26,166,991	$ —	$ 26,166,991	$ 25,994,651	$ 172,340	$ 26,166,991	$ 24,529,745	2,472,163
Thrivent Opportunity Income Plus	$ 222,176,067	$ 13,656	$ 222,189,723	$ —	$ 222,189,723	$ 221,747,977	$ 441,746	$ 222,189,723	$ 218,874,270	21,783,676
Thrivent Partner Emerging Markets Equity	$ 86,960,223	$ 6,078	$ 86,966,301	$ —	$ 86,966,301	$ 86,841,931	$ 124,370	$ 86,966,301	$ 62,067,498	4,839,781
Thrivent Partner Healthcare	$ 246,551,680	$ 2,252	$ 246,553,932	$ —	$ 246,553,932	$ 246,466,745	$ 87,187	$ 246,553,932	$ 169,620,953	8,733,057
Thrivent Real Estate Securities	$ 134,337,319	$ 18,202	$ 134,355,521	$ —	$ 134,355,521	$ 133,997,880	$ 357,641	$ 134,355,521	$ 111,368,304	5,170,380
Thrivent Small Cap Growth Subaccount	$ 63,415,811	$ 165	$ 63,415,976	$ —	$ 63,415,976	$ 63,412,829	$ 3,147	$ 63,415,976	$ 45,310,230	3,495,581
Thrivent Small Cap Index	$ 418,898,828	$ 12,735	$ 418,911,563	$ —	$ 418,911,563	$ 418,558,364	$ 353,199	$ 418,911,563	$ 365,817,394	21,641,585
Thrivent Small Cap Stock	$ 251,971,736	$ 57,747	$ 252,029,483	$ —	$ 252,029,483	$ 251,213,916	$ 815,567	$ 252,029,483	$ 202,874,128	12,040,854
Vanguard® VIF Capital Growth	$ 1,145,847	$ —	$ 1,145,847	$ —	$ 1,145,847	$ 1,145,847	$ —	$ 1,145,847	$ 903,982	25,345
Vanguard® VIF International	$ 2,034,331	$ —	$ 2,034,331	$ —	$ 2,034,331	$ 2,034,331	$ —	$ 2,034,331	$ 1,298,170	46,691
Vanguard® VIF Short-Term Investment-Grade	$ 681,017	$ —	$ 681,017	$ —	$ 681,017	$ 681,017	$ —	$ 681,017	$ 654,548	61,243
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Vanguard® VIF Small Company Growth	$ 798,615	$—	$ 798,615	$—	$ 798,615	$ 798,615	$—	$ 798,615	$ 674,885	32,610
Vanguard® VIF Total Bond Market Index	$8,340,789	$—	$8,340,789	$—	$8,340,789	$8,340,789	$—	$8,340,789	$7,840,695	651,115
Vanguard® VIF Total Stock Market Index	$7,545,779	$—	$7,545,779	$—	$7,545,779	$7,545,779	$—	$7,545,779	$6,090,557	155,390
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
American Funds IS® Global Growth Class 1	$ 4,047	$ (3,139)	$(2,746)	$ (239)	$ (2,077)	$ 92,890	$ 23,658	$ 103,594	$ 220,142
American Funds IS® Global Growth Class 4*	$ 591	$ (12,976)	$ —	$ (4,619)	$ (17,004)	$ 430	$ —	$ 513,617	$ 514,047
American Funds IS® Growth-Income Class 1	$ 8,112	$ (1,972)	$(1,726)	$ (274)	$ 4,140	$ 8,756	$ 13,849	$ 43,125	$ 65,730
American Funds IS® Growth-Income Class 4*	$ 36,586	$ (14,789)	$ —	$ (4,809)	$ 16,988	$ 4,951	$ —	$ 403,219	$ 408,170
American Funds IS® International Growth and Income Class 4*	$ 8,781	$ (2,833)	$ —	$ (1,375)	$ 4,573	$ 1,263	$ —	$ 119,489	$ 120,752
American Funds IS® International Class 1	$ 10,227	$ (4,583)	$(4,010)	$ (207)	$ 1,427	$ (17,699)	$ —	$ 153,478	$ 135,779
American Funds IS® International Class 4*	$ 2,417	$ (2,449)	$ —	$ (674)	$ (706)	$ 576	$ —	$ 132,705	$ 133,281
BlackRock Total Return V.I. Class I	$ 4,488	$ (836)	$ (732)	$ —	$ 2,920	$ 1,948	$ 11,678	$ (2,733)	$ 10,893
BlackRock Total Return V.I. Class III*	$ 32,563	$ (32,947)	$ —	$ (15,520)	$ (15,904)	$ (103)	$ 516,203	$ (445,151)	$ 70,949
DFA VA International Small Portfolio	$ 6,814	$ (1,420)	$(1,243)	$ (88)	$ 4,063	$ (24,707)	$ 6,002	$ 32,748	$ 14,043
DFA VA US Targeted Value	$ 16,149	$ (3,698)	$(3,236)	$ (123)	$ 9,092	$ (13,387)	$ —	$ 67,130	$ 53,743
Eaton Vance VT Floating-Rate Income Initial Share Class*	$ 8,233	$ (3,427)	$ —	$ (1,277)	$ 3,529	$ 299	$ —	$ 22,643	$ 22,942
Fidelity® VIP Emerging Markets Initial Class	$ 9,929	$ (4,884)	$(2,442)	$ (64)	$ 2,539	$ 40,522	$ 134,013	$ 190,102	$ 364,637
Fidelity VIP Emerging Markets Service Class 2*	$ 7,629	$ (5,603)	$ —	$ (1,459)	$ 567	$ 114	$ 39,052	$ 282,948	$ 322,114
Fidelity VIP Energy Service Class 2*	$ 10,205	$ (1,466)	$ —	$ (209)	$ 8,530	$ (49)	$ —	$ 63,866	$ 63,817
Fidelity® VIP International Capital Appreciation Initial Class	$ 1,464	$ (2,136)	$(1,068)	$ (45)	$ (1,785)	$ 19,651	$ 19,174	$ 60,185	$ 99,010
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Fidelity VIP International Capital Appreciation Service Class 2*	$ 4,687	$ (11,975)	$ —	$ (4,754)	$ (12,042)	$ 1,564	$ —	$ 386,618	$ 388,182
Fidelity® VIP Value Initial Class	$ 6,477	$ (1,663)	$ (832)	$ (232)	$ 3,750	$ (23,823)	$ 18,687	$ 12,861	$ 7,725
Fidelity VIP Value Service Class 2*	$ 12,292	$ (4,396)	$ —	$ (1,464)	$ 6,432	$ 3,024	$ —	$ 227,393	$ 230,417
Franklin Small Cap Value VIP Class 2*	$ —	$ (4,042)	$ —	$ (983)	$ (5,025)	$ 755	$ —	$ 216,798	$ 217,553
Goldman Sachs VIT Core Fixed Income Service Shares*	$ 25,747	$ (17,316)	$ —	$ (5,782)	$ 2,649	$ (87)	$ 49,878	$ (22,734)	$ 27,057
Goldman Sachs VIT Small Cap Equity Insights Service Shares*	$ —	$ (2,596)	$ —	$ (1,224)	$ (3,820)	$ 975	$ 9,676	$ 122,221	$ 132,872
Janus Henderson Enterprise Institutional Class	$ 1,574	$ (5,688)	$(2,844)	$ (510)	$ (7,468)	$ 41,047	$ 98,275	$ 193,873	$ 333,195
Janus Henderson VIT Enterprise Service Class*	$ —	$ (5,752)	$ —	$ (2,243)	$ (7,995)	$ 2,041	$ —	$ 258,086	$ 260,127
Janus Henderson VIT Forty Service Class*	$ —	$ (15,058)	$ —	$ (7,426)	$ (22,484)	$ 1,741	$ —	$ 464,202	$ 465,943
John Hancock Core Bond Trust Series I	$ 15,521	$ (2,914)	$ (729)	$ (189)	$ 11,689	$ 25,819	$ —	$ 23,711	$ 49,530
John Hancock VIT Core Bond Trust Series II*	$ 26,665	$ (6,924)	$ —	$ (2,564)	$ 17,177	$ (45)	$ —	$ (7,418)	$ (7,463)
John Hancock International Equity Index Trust Series I	$ 3,665	$ (526)	$ (132)	$ (21)	$ 2,986	$ (554)	$ 1,414	$ 28,819	$ 29,679
John Hancock International Small Company Trust Series II*	$ 1,683	$ (636)	$ —	$ 960	$ 2,007	$ 109	$ 3,057	$ 26,405	$ 29,571
John Hancock Strategic Income Opportunities Trust Series I	$ 6,608	$ (1,385)	$ (346)	$ (320)	$ 4,557	$ 215	$ —	$ 22,888	$ 23,103
John Hancock Strategic Income Opportunities Trust Series II*	$ 15,361	$ (5,579)	$ —	$ (2,075)	$ 7,707	$ 391	$ —	$ 53,821	$ 54,212
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 2,857	$ (694)	$ (174)	$ (112)	$ 1,877	$ 252	$ 9,057	$ 13,689	$ 22,998
MFS® VIT II - Core Equity Service Class*	$ 1,532	$ (4,726)	$ —	$ (2,003)	$ (5,197)	$ 97	$ 15,756	$ 130,178	$ 146,031
MFS® VIT III Global Real Estate Service Class*	$ 203	$ (813)	$ —	$ (120)	$ (730)	$ 18	$ 117	$ 24,873	$ 25,008
MFS® VIT II - MFS® Corporate Bond Initial Class	$ 13,201	$ (1,584)	$ (396)	$ (37)	$ 11,184	$ 18,052	$ 1,056	$ 7,885	$ 26,993
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 5,139	$ (432)	$ (108)	$ (51)	$ 4,548	$ 880	$ 2,748	$ (6,632)	$ (3,004)
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 4,271	$ (1,675)	$ (419)	$ (131)	$ 2,046	$ 4,651	$ 8,607	$ 64,955	$ 78,213
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 1,987	$ (596)	$ (149)	$ (104)	$ 1,138	$ (5,606)	$ 6,730	$ 2,357	$ 3,481
MFS® VIT III Mid Cap Value Service Class*	$ 797	$ (1,483)	$ —	$ (389)	$ (1,075)	$ 189	$ 3,293	$ 57,266	$ 60,748
MFS® VIT - New Discovery Series Service Class*	$ —	$ (6,789)	$ —	$ (2,586)	$ (9,375)	$ 1,936	$ 24,306	$ 427,537	$ 453,779
MFS® VIT II - MFS® Technology Initial Class	$ —	$ (5,717)	$(1,429)	$ (514)	$ (7,660)	$ 168,317	$ —	$ 403,831	$ 572,148
MFS® VIT II Technology Service Class*	$ —	$ (11,711)	$ —	$ 2,079	$ (9,632)	$ (170)	$ —	$ 369,893	$ 369,723
MFS® VIT - MFS® Value Series Initial Class	$ 7,139	$ (1,564)	$ (391)	$ (80)	$ 5,104	$ (1,683)	$ 20,008	$ 4,843	$ 23,168
MFS® VIT Value Series Service Class*	$ 2,348	$ (2,043)	$ —	$ (696)	$ (391)	$ 109	$ 7,890	$ 50,586	$ 58,585
PIMCO VIT Emerging Markets Bond Institutional Class	$ 24,977	$ (2,034)	$(1,780)	$ (58)	$ 21,105	$ 9,563	$ —	$ (21,427)	$ (11,864)
PIMCO VIT Emerging Markets Bond Advisor Class	$ 2,132	$ (639)	$ —	$ (86)	$ 1,407	$ —	$ —	$ 6,133	$ 6,133
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 2,676	$ (405)	$ (354)	$ (43)	$ 1,874	$ (3,761)	$ —	$ 8,428	$ 4,667
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ 1,871	$ (2,406)	$ —	$ (878)	$ (1,413)	$ 20	$ —	$ 33,646	$ 33,666
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 9,922	$ (2,263)	$(1,980)	$ (144)	$ 5,535	$ 12,695	$ 1,450	$ (29,450)	$ (15,305)
PIMCO VIT Long-Term US Government Advisor Class	$ 12,091	$ (9,907)	$ —	$ (3,885)	$ (1,701)	$ (3,444)	$ —	$ (74,168)	$ (77,612)
PIMCO VIT Real Return Institutional Class	$ 2,869	$ (730)	$ (639)	$ (87)	$ 1,413	$ 2,152	$ —	$ 15,397	$ 17,549
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
PIMCO VIT Real Return Advisor Class	$ 17,599	$ (15,825)	$ —	$ (6,874)	$ (5,100)	$ 253	$ —	$ 93,895	$ 94,148
Principal Capital Appreciation Class 2*	$ 4,974	$ (4,462)	$ —	$ (1,994)	$ (1,482)	$ 78	$ 21,912	$ 94,861	$ 116,851
Principal Diversified International	$ 5,537	$ (653)	$ (571)	$ (144)	$ 4,169	$ 5,680	$ —	$ 31,444	$ 37,124
Principal Government & High Quality Bond	$ 11,586	$ (1,551)	$(1,357)	$ (175)	$ 8,503	$ 4,410	$ —	$ (4,283)	$ 127
Principal Small Cap	$ 1,531	$ (1,042)	$ (912)	$ (113)	$ (536)	$ (2,078)	$ 22,449	$ 55,514	$ 75,885
Principal VC Equity Income Class 2*	$ 9,166	$ (5,782)	$ —	$ (2,410)	$ 974	$ (416)	$ 15,315	$ 183,941	$ 198,840
Putnam VT International Value Class 1B*	$ —	$ (614)	$ —	$ (146)	$ (760)	$ 275	$ —	$ 34,569	$ 34,844
Putnam VT Research Class 1B*	$ —	$ (2,748)	$ —	$ 450	$ (2,298)	$ 71	$ —	$ 95,323	$ 95,394
Templeton Global Bond VIP Class 1	$ 26,860	$ (1,451)	$ (725)	$ (172)	$ 24,512	$ (15,947)	$ —	$ (32,040)	$ (47,987)
Templeton Global Bond VIP Class 2*	$ —	$ (2,178)	$ —	$ (654)	$ (2,832)	$ —	$ —	$ 3,043	$ 3,043
Thrivent Aggressive Allocation	$ 13,427,932	$ (14,503,563)	$ —	$ (40,516)	$ (1,116,147)	$ 20,091,252	$ 75,542,103	$ 88,957,256	$184,590,611
Thrivent All Cap Subaccount	$ 649,219	$ (1,123,744)	$ —	$ (2,171)	$ (476,696)	$ 1,616,977	$ 15,197,907	$ 2,148,813	$ 18,963,697
Thrivent Balanced Income Plus	$ 7,764,971	$ (3,487,346)	$ —	$ (1,137)	$ 4,276,488	$ (1,047,534)	$ 1,387,200	$ 16,156,665	$ 16,496,331
Thrivent Diversified Income Plus	$ 23,875,824	$ (9,011,484)	$ —	$ (2,602)	$14,861,738	$ 2,694,461	$ 4,366,358	$ 18,618,150	$ 25,678,969
Thrivent ESG Index**	$ 48,610	$ (24,076)	$ —	$ (1,423)	$ 23,111	$ 22,782	$ 80,758	$ 638,332	$ 741,872
Thrivent Global Stock	$ 3,291,421	$ (2,409,310)	$ —	$ (1,043)	$ 881,068	$ 3,040,225	$ 19,493,013	$ 1,517,835	$ 24,051,073
Thrivent Government Bond	$ 2,535,421	$ (2,207,513)	$ —	$ (4,722)	$ 323,186	$ 1,966,058	$ —	$ 6,270,980	$ 8,237,038
Thrivent High Yield	$ 12,962,767	$ (3,124,688)	$ —	$ (16,988)	$ 9,821,091	$ (3,597,992)	$ —	$ (2,968,573)	$ (6,566,565)
Thrivent Income	$ 9,724,425	$ (4,203,908)	$ —	$ (32,585)	$ 5,487,932	$ 1,780,240	$ 1,470,309	$ 23,891,181	$ 27,141,730
Thrivent International Allocation	$ 7,858,817	$ (3,047,515)	$ —	$ (596)	$ 4,810,706	$ (2,067,378)	$ 4,069,427	$ (2,548,413)	$ (546,364)
Thrivent International Index**	$ 73,299	$ (23,725)	$ —	$ (2,077)	$ 47,497	$ 16,475	$ 61,178	$ 629,466	$ 707,119
Thrivent Large Cap Growth	$ 1,893,201	$ (8,872,196)	$ —	$ (33,034)	$ (7,012,029)	$ 30,473,114	$ 34,730,006	$177,548,069	$242,751,189
Thrivent Large Cap Index	$ 13,238,290	$ (10,760,053)	$ —	$ (23,077)	$ 2,455,160	$ 39,419,446	$ 2,004,294	$ 92,394,592	$133,818,332
Thrivent Large Cap Value	$ 3,941,300	$ (2,538,641)	$ —	$ (1,447)	$ 1,401,212	$ 2,900,665	$ 4,447,294	$ (1,095,692)	$ 6,252,267
Thrivent Limited Maturity Bond	$ 5,891,297	$ (3,625,704)	$ —	$ (17,916)	$ 2,247,677	$ 265,098	$ —	$ 5,198,819	$ 5,463,917
Thrivent Low Volatility Equity	$ 562,617	$ (523,566)	$ —	$ (1,208)	$ 37,843	$ 274,607	$ 347,059	$ (404,314)	$ 217,352
Thrivent Mid Cap Growth**	$ —	$ (94,611)	$ —	$ (3,251)	$ (97,862)	$ 110,764	$ 173,439	$ 3,945,087	$ 4,229,290
Thrivent Mid Cap Index	$ 5,114,831	$ (4,901,643)	$ —	$ (6,427)	$ 206,761	$ 596,957	$ 10,734,892	$ 36,740,224	$ 48,072,073
Thrivent Mid Cap Stock	$ 1,919,130	$ (4,845,763)	$ —	$ (8,012)	$ (2,934,645)	$ 3,385,100	$ 13,457,453	$ 64,744,237	$ 81,586,790
Thrivent Mid Cap Value**	$ 16,013	$ (6,483)	$ —	$ (107)	$ 9,423	$ 17,029	$ 26,394	$ 229,837	$ 273,260
Thrivent Moderate Allocation	$181,370,651	$(109,090,486)	$ —	$(41,108,870)	$31,171,295	$195,613,783	$385,288,881	$417,709,126	$998,611,790
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Thrivent Moderately Aggressive Allocation	$ 90,008,766	$ (67,830,074)	$ —	$(14,115,317)	$ 8,063,375	$139,674,080	$321,666,518	$213,809,509	$675,150,107
Thrivent Moderately Conservative Allocation	$113,179,086	$ (59,599,620)	$ —	$(18,874,712)	$34,704,754	$ 46,482,848	$153,485,370	$185,394,521	$385,362,739
Thrivent Money Market	$ 537,052	$ (3,143,806)	$ —	$ (3,030)	$ (2,609,784)	$ —	$ —	$ —	$ —
Thrivent Multidimensional Income	$ —	$ (300,825)	$ —	$ (302)	$ (301,127)	$ (409,106)	$ —	$ 1,583,271	$ 1,174,165
Thrivent Opportunity Income Plus	$ 6,999,707	$ (2,715,212)	$ —	$ (1,016)	$ 4,283,479	$ (1,413,640)	$ —	$ 3,038,230	$ 1,624,590
Thrivent Partner Emerging Markets Equity	$ 1,610,309	$ (917,689)	$ —	$ (931)	$ 691,689	$ 1,547,083	$ —	$ 14,988,068	$ 16,535,151
Thrivent Partner Healthcare	$ 966,391	$ (2,828,833)	$ —	$ (3,768)	$ (1,866,210)	$ 8,984,568	$ 1,628,441	$ 26,991,037	$ 37,604,046
Thrivent Real Estate Securities	$ 2,714,344	$ (1,721,503)	$ —	$ (852)	$ 991,989	$ 3,485,549	$ —	$ (15,440,128)	$ (11,954,579)
Thrivent Small Cap Growth Subaccount	$ —	$ (424,468)	$ —	$ (5,471)	$ (429,939)	$ 1,334,895	$ —	$ 16,748,438	$ 18,083,333
Thrivent Small Cap Index	$ 3,992,534	$ (4,412,522)	$ —	$ (9,382)	$ (429,370)	$ (4,422,567)	$ 14,329,950	$ 29,141,415	$ 39,048,798
Thrivent Small Cap Stock	$ 1,361,100	$ (2,477,144)	$ —	$ (2,891)	$ (1,118,935)	$ (1,432,397)	$ 21,674,772	$ 24,086,684	$ 44,329,059
Vanguard® VIF Capital Growth	$ 17,150	$ (4,798)	$(4,198)	$ (304)	$ 7,850	$ 70,161	$ 36,514	$ 87,610	$ 194,285
Vanguard® VIF International	$ 19,772	$ (6,181)	$(5,408)	$ (382)	$ 7,801	$ 81,246	$ 36,137	$ 634,923	$ 752,306
Vanguard® VIF Short-Term Investment-Grade	$ 26,787	$ (3,879)	$(3,395)	$ (464)	$ 19,049	$ 20,208	$ —	$ 5,153	$ 25,361
Vanguard® VIF Small Company Growth	$ 6,405	$ (3,466)	$(3,033)	$ (351)	$ (445)	$ (20,612)	$ 92,566	$ 95,362	$ 167,316
Vanguard® VIF Total Bond Market Index	$ 158,541	$ (28,256)	$(7,064)	$ (904)	$ 122,317	$ 56,358	$ —	$ 260,510	$ 316,868
Vanguard® VIF Total Stock Market Index	$ 78,632	$ (21,649)	$(5,412)	$ (870)	$ 50,701	$ 122,643	$ 151,698	$ 866,671	$ 1,141,012
*For the period June 30, 2020 (commencement of operations) to December 31, 2020.
**For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$ (2,077)	$116,548	$ 103,594	$218,065	$ 74,030	$(267,184)	$—	$—	$(149,002)	$ (342,156)	$ (124,091)	$ 764,617	$ 640,526
American Funds IS® Global Growth Class 4*	$(17,004)	$ 430	$ 513,617	$497,043	$ 4,489,440	$ 331,768	$—	$—	$ 394,299	$ 5,215,507	$ 5,712,550	$ —	$ 5,712,550
American Funds IS® Growth-Income Class 1	$ 4,140	$ 22,605	$ 43,125	$ 69,870	$ 341,862	$ (62,590)	$—	$—	$ (36,564)	$ 242,708	$ 312,578	$ 451,569	$ 764,147
American Funds IS® Growth-Income Class 4*	$ 16,988	$ 4,951	$ 403,219	$425,158	$ 4,903,258	$ 152,192	$—	$—	$ 79,062	$ 5,134,512	$ 5,559,670	$ —	$ 5,559,670
American Funds IS® International Growth and Income Class 4*	$ 4,573	$ 1,263	$ 119,489	$125,325	$ 999,352	$ 11,041	$—	$—	$ (7,590)	$ 1,002,803	$ 1,128,128	$ —	$ 1,128,128
American Funds IS® International Class 1	$ 1,427	$ (17,699)	$ 153,478	$137,206	$ 55,976	$(110,555)	$—	$—	$(129,431)	$ (184,010)	$ (46,804)	$1,308,350	$ 1,261,546
American Funds IS® International Class 4*	$ (706)	$ 576	$ 132,705	$132,575	$ 763,704	$ 95,189	$—	$—	$ 29,393	$ 888,286	$ 1,020,861	$ —	$ 1,020,861
BlackRock Total Return V.I. Class I	$ 2,920	$ 13,626	$ (2,733)	$ 13,813	$ —	$ (18,296)	$—	$—	$ 85,000	$ 66,704	$ 80,517	$ 169,330	$ 249,847
BlackRock Total Return V.I. Class III*	$(15,904)	$516,100	$(445,151)	$ 55,045	$10,372,207	$ 523,469	$—	$—	$ 449,066	$11,344,742	$11,399,787	$ —	$11,399,787
DFA VA International Small Portfolio	$ 4,063	$ (18,705)	$ 32,748	$ 18,106	$ 34,709	$ (15,043)	$—	$—	$(141,988)	$ (122,322)	$ (104,216)	$ 467,093	$ 362,877
DFA VA US Targeted Value	$ 9,092	$ (13,387)	$ 67,130	$ 62,835	$ 6,001	$(171,038)	$—	$—	$ 83,012	$ (82,025)	$ (19,190)	$1,076,390	$ 1,057,200
Eaton Vance VT Floating-Rate Income Initial Share Class*	$ 3,529	$ 299	$ 22,643	$ 26,471	$ 1,241,266	$ 80,420	$—	$—	$ 22,185	$ 1,343,871	$ 1,370,342	$ —	$ 1,370,342
Fidelity® VIP Emerging Markets Initial Class	$ 2,539	$174,535	$ 190,102	$367,176	$ 66,561	$(127,330)	$—	$—	$(143,133)	$ (203,902)	$ 163,274	$1,218,772	$ 1,382,046
Fidelity VIP Emerging Markets Service Class 2*	$ 567	$ 39,166	$ 282,948	$322,681	$ 1,998,473	$ 110,000	$—	$—	$ 5,821	$ 2,114,294	$ 2,436,975	$ —	$ 2,436,975
Fidelity VIP Energy Service Class 2*	$ 8,530	$ (49)	$ 63,866	$ 72,347	$ 497,613	$ 87,738	$—	$—	$ 15,380	$ 600,731	$ 673,078	$ —	$ 673,078
Fidelity® VIP International Capital Appreciation Initial Class	$ (1,785)	$ 38,825	$ 60,185	$ 97,225	$ 32,515	$ (12,154)	$—	$—	$(179,811)	$ (159,450)	$ (62,225)	$ 615,271	$ 553,046
Fidelity VIP International Capital Appreciation Service Class 2*	$(12,042)	$ 1,564	$ 386,618	$376,140	$ 4,408,382	$ 256,828	$—	$—	$ 22,982	$ 4,688,192	$ 5,064,332	$ —	$ 5,064,332
Fidelity® VIP Value Initial Class	$ 3,750	$ (5,136)	$ 12,861	$ 11,475	$ 43,237	$(147,240)	$—	$—	$ (59,010)	$ (163,013)	$ (151,538)	$ 524,795	$ 373,257
Fidelity VIP Value Service Class 2*	$ 6,432	$ 3,024	$ 227,393	$236,849	$ 1,452,111	$ 12,419	$—	$—	$ 5,671	$ 1,470,201	$ 1,707,050	$ —	$ 1,707,050
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2*	$ (5,025)	$ 755	$216,798	$212,528	$1,559,584	$ 192,970	$—	$—	$ (15,891)	$1,736,663	$1,949,191	$ —	$1,949,191
Goldman Sachs VIT Core Fixed Income Service Shares*	$ 2,649	$ 49,791	$ (22,734)	$ 29,706	$6,880,661	$ 184,997	$—	$—	$ 161,396	$7,227,054	$7,256,760	$ —	$7,256,760
Goldman Sachs VIT Small Cap Equity Insights Service Shares*	$ (3,820)	$ 10,651	$122,221	$129,052	$ 716,300	$ 10,670	$—	$—	$ (6,508)	$ 720,462	$ 849,514	$ —	$ 849,514
Janus Henderson Enterprise Institutional Class	$ (7,468)	$139,322	$193,873	$325,727	$ 293,572	$(201,609)	$—	$—	$ 10,309	$ 102,272	$ 427,999	$1,282,642	$1,710,641
Janus Henderson VIT Enterprise Service Class*	$ (7,995)	$ 2,041	$258,086	$252,132	$2,168,707	$ 87,739	$—	$—	$ (18,347)	$2,238,099	$2,490,231	$ —	$2,490,231
Janus Henderson VIT Forty Service Class*	$(22,484)	$ 1,741	$464,202	$443,459	$5,118,847	$ 185,419	$—	$—	$ 401,034	$5,705,300	$6,148,759	$ —	$6,148,759
John Hancock Core Bond Trust Series I	$ 11,689	$ 25,819	$ 23,711	$ 61,219	$ 53,902	$ (33,678)	$—	$—	$(217,104)	$ (196,880)	$ (135,661)	$ 738,097	$ 602,436
John Hancock VIT Core Bond Trust Series II*	$ 17,177	$ (45)	$ (7,418)	$ 9,714	$2,314,988	$ 127,704	$—	$—	$ 209,093	$2,651,785	$2,661,499	$ —	$2,661,499
John Hancock International Equity Index Trust Series I	$ 2,986	$ 860	$ 28,819	$ 32,665	$ 15,794	$ (1,967)	$—	$—	$ 29,389	$ 43,216	$ 75,881	$ 117,505	$ 193,386
John Hancock International Small Company Trust Series II*	$ 2,007	$ 3,166	$ 26,405	$ 31,578	$ 272,892	$ 18,303	$—	$—	$ 35,922	$ 327,117	$ 358,695	$ —	$ 358,695
John Hancock Strategic Income Opportunities Trust Series I	$ 4,557	$ 215	$ 22,888	$ 27,660	$ 59,416	$ (29,620)	$—	$—	$ 15,490	$ 45,286	$ 72,946	$ 332,953	$ 405,899
John Hancock Strategic Income Opportunities Trust Series II*	$ 7,707	$ 391	$ 53,821	$ 61,919	$2,006,027	$ 183,303	$—	$—	$ 76,485	$2,265,815	$2,327,734	$ —	$2,327,734
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 1,877	$ 9,309	$ 13,689	$ 24,875	$ —	$ (7,730)	$—	$—	$ 402	$ (7,328)	$ 17,547	$ 181,156	$ 198,703
MFS® VIT II - Core Equity Service Class*	$ (5,197)	$ 15,853	$130,178	$140,834	$1,495,372	$ 138,040	$—	$—	$ 20,549	$1,653,961	$1,794,795	$ —	$1,794,795
MFS® VIT III Global Real Estate Service Class*	$ (730)	$ 135	$ 24,873	$ 24,278	$ 424,513	$ 4,344	$—	$—	$ 3,528	$ 432,385	$ 456,663	$ —	$ 456,663
MFS® VIT II - MFS® Corporate Bond Initial Class	$ 11,184	$ 19,108	$ 7,885	$ 38,177	$ 51,998	$ (27,561)	$—	$—	$(187,783)	$ (163,346)	$ (125,169)	$ 412,007	$ 286,838
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 4,548	$ 3,628	$ (6,632)	$ 1,544	$ 3,993	$ (3,423)	$—	$—	$ (3,626)	$ (3,056)	$ (1,512)	$ 123,594	$ 122,082
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 2,046	$ 13,258	$ 64,955	$ 80,259	$ 12,599	$ (9,355)	$—	$—	$ (15,577)	$ (12,333)	$ 67,926	$ 406,989	$ 474,915
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 1,138	$ 1,124	$ 2,357	$ 4,619	$ 3,825	$ (1,956)	$—	$—	$ (32,887)	$ (31,018)	$ (26,399)	$ 170,357	$ 143,958
MFS® VIT III Mid Cap Value Service Class*	$ (1,075)	$ 3,482	$ 57,266	$ 59,673	$ 529,463	$ 45,365	$—	$—	$ 6,464	$ 581,292	$ 640,965	$ —	$ 640,965
MFS® VIT - New Discovery Series Service Class*	$ (9,375)	$ 26,242	$427,537	$444,404	$2,303,953	$ 231,777	$—	$—	$ 120,992	$2,656,722	$3,101,126	$ —	$3,101,126
MFS® VIT II - MFS® Technology Initial Class	$ (7,660)	$168,317	$403,831	$564,488	$ 280,663	$ (96,968)	$—	$—	$(389,655)	$ (205,960)	$ 358,528	$1,140,399	$1,498,927
MFS® VIT II Technology Service Class*	$ (9,632)	$ (170)	$369,893	$360,091	$3,821,119	$ 275,530	$—	$—	$ 341,566	$4,438,215	$4,798,306	$ —	$4,798,306
MFS® VIT - MFS® Value Series Initial Class	$ 5,104	$ 18,325	$ 4,843	$ 28,272	$ 92,307	$ (52,944)	$—	$—	$ 42,839	$ 82,202	$ 110,474	$ 359,258	$ 469,732
MFS® VIT Value Series Service Class*	$ (391)	$ 7,999	$ 50,586	$ 58,194	$ 670,065	$ 29,446	$—	$—	$ 10,661	$ 710,172	$ 768,366	$ —	$ 768,366
PIMCO VIT Emerging Markets Bond Institutional Class	$21,105	$ 9,563	$ (21,427)	$ 9,241	$ 21,600	$ (27,234)	$—	$—	$(443,782)	$ (443,477)	$ (434,236)	$ 729,533	$ 295,297
PIMCO VIT Emerging Markets Bond Advisor Class	$ 1,407	$ —	$ 6,133	$ 7,540	$ 228,524	$ 669	$—	$—	$ 9,757	$ 238,950	$ 246,490	$ —	$ 246,490
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 1,874	$ (3,761)	$ 8,428	$ 6,541	$ 16,630	$ (21,101)	$—	$—	$ (51,655)	$ (62,065)	$ (55,524)	$ 140,765	$ 85,241
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ (1,413)	$ 20	$ 33,646	$ 32,253	$ 819,937	$ 1,060	$—	$—	$ 10,509	$ 831,506	$ 863,759	$ —	$ 863,759
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 5,535	$ 14,145	$ (29,450)	$ (9,770)	$ 194,393	$ (52,589)	$—	$—	$ 671,694	$ 813,498	$ 803,728	$ 173,472	$ 977,200
PIMCO VIT Long-Term US Government Advisor Class	$ (1,701)	$ (3,444)	$ (74,168)	$ (79,313)	$3,847,812	$ 360,152	$—	$—	$ 237,668	$4,445,632	$4,366,319	$ —	$4,366,319
PIMCO VIT Real Return Institutional Class	$ 1,413	$ 2,152	$ 15,397	$ 18,962	$ 44,309	$ (18,188)	$—	$—	$ 8,880	$ 35,001	$ 53,963	$ 169,797	$ 223,760
PIMCO VIT Real Return Advisor Class	$ (5,100)	$ 253	$ 93,895	$ 89,048	$5,266,247	$ 267,065	$—	$—	$ 314,987	$5,848,299	$5,937,347	$ —	$5,937,347
Principal Capital Appreciation Class 2*	$ (1,482)	$ 21,990	$ 94,861	$115,369	$1,531,047	$ 121,755	$—	$—	$ 65,325	$1,718,127	$1,833,496	$ —	$1,833,496
Principal Diversified International	$ 4,169	$ 5,680	$ 31,444	$ 41,293	$ 24,499	$ (2,424)	$—	$—	$ 30,928	$ 53,003	$ 94,296	$ 109,897	$ 204,193
Principal Government & High Quality Bond	$ 8,503	$ 4,410	$ (4,283)	$ 8,630	$ 48,362	$(132,026)	$—	$—	$ (96,459)	$ (180,123)	$ (171,493)	$ 421,256	$ 249,763
Principal Small Cap	$ (536)	$ 20,371	$ 55,514	$ 75,349	$ 72,969	$ (58,881)	$—	$—	$ 54,915	$ 69,003	$ 144,352	$ 220,392	$ 364,744
Principal VC Equity Income Class 2*	$ 974	$ 14,899	$183,941	$199,814	$2,062,260	$ 325,142	$—	$—	$ 41,414	$2,428,816	$2,628,630	$ —	$2,628,630
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Putnam VT International Value Class 1B*	$ (760)	$ 275	$ 34,569	$ 34,084	$ 277,876	$ 91	$ —	$ —	$ 8,281	$ 286,248	$ 320,332	$ —	$ 320,332
Putnam VT Research Class 1B*	$ (2,298)	$ 71	$ 95,323	$ 93,096	$ 1,141,044	$ 84,567	$ —	$ —	$ 77,363	$ 1,302,974	$ 1,396,070	$ —	$ 1,396,070
Templeton Global Bond VIP Class 1	$ 24,512	$ (15,947)	$ (32,040)	$ (23,475)	$ 81,991	$ (27,095)	$ —	$ —	$ (107,579)	$ (52,683)	$ (76,158)	$ 450,763	$ 374,605
Templeton Global Bond VIP Class 2*	$ (2,832)	$ —	$ 3,043	$ 211	$ 772,424	$ 171	$ —	$ —	$ 26,446	$ 799,041	$ 799,252	$ —	$ 799,252
Thrivent Aggressive Allocation	$ (1,116,147)	$ 95,633,355	$ 88,957,256	$ 183,474,464	$ 92,543,963	$ (76,477,293)	$(166,667)	$ 5,858	$ (41,133,390)	$ (25,227,529)	$158,246,935	$1,157,119,214	$1,315,366,149
Thrivent All Cap Subaccount	$ (476,696)	$ 16,814,884	$ 2,148,813	$ 18,487,001	$ 4,106,752	$ (5,109,508)	$ (3,742)	$ (4,778)	$ (1,802,704)	$ (2,813,980)	$ 15,673,021	$ 88,519,017	$ 104,192,038
Thrivent Balanced Income Plus	$ 4,276,488	$ 339,666	$ 16,156,665	$ 20,772,819	$ 15,224,368	$ (16,784,139)	$ (7,990)	$ 8,753	$ (5,741,850)	$ (7,300,858)	$ 13,471,961	$ 282,500,355	$ 295,972,316
Thrivent Diversified Income Plus	$14,861,738	$ 7,060,819	$ 18,618,150	$ 40,540,707	$ 39,185,278	$ (55,595,725)	$ (22,793)	$ 5,242	$ (4,286,188)	$ (20,714,186)	$ 19,826,521	$ 730,828,525	$ 750,655,046
Thrivent ESG Index**	$ 23,111	$ 103,540	$ 638,332	$ 764,983	$ 1,958,463	$ 21,441	$ (29)	$ —	$ 3,937,416	$ 5,917,291	$ 6,682,274	$ —	$ 6,682,274
Thrivent Global Stock	$ 881,068	$ 22,533,238	$ 1,517,835	$ 24,932,141	$ 6,597,190	$ (14,013,106)	$ (6,821)	$ 9,592	$ (13,638,443)	$ (21,051,588)	$ 3,880,553	$ 210,213,174	$ 214,093,727
Thrivent Government Bond	$ 323,186	$ 1,966,058	$ 6,270,980	$ 8,560,224	$ 16,275,388	$ (13,731,961)	$ (6,704)	$ 3,453	$ 42,508,254	$ 45,048,430	$ 53,608,654	$ 146,600,795	$ 200,209,449
Thrivent High Yield	$ 9,821,091	$ (3,597,992)	$ (2,968,573)	$ 3,254,526	$ 27,222,871	$ (15,729,926)	$ (9,553)	$ 8,660	$ (1,764,213)	$ 9,727,839	$ 12,982,365	$ 255,950,408	$ 268,932,773
Thrivent Income	$ 5,487,932	$ 3,250,549	$ 23,891,181	$ 32,629,662	$ 56,402,304	$ (21,342,792)	$ (8,130)	$ 3,710	$ 87,963,093	$ 123,018,185	$155,647,847	$ 279,168,099	$ 434,815,946
Thrivent International Allocation	$ 4,810,706	$ 2,002,049	$ (2,548,413)	$ 4,264,342	$ 9,081,450	$ (17,507,001)	$ (8,210)	$ 4,862	$ (13,222,227)	$ (21,651,126)	$ (17,386,784)	$ 280,250,873	$ 262,864,089
Thrivent International Index**	$ 47,497	$ 77,653	$ 629,466	$ 754,616	$ 2,787,233	$ (109,556)	$ (14)	$ —	$ 3,337,702	$ 6,015,365	$ 6,769,981	$ —	$ 6,769,981
Thrivent Large Cap Growth	$ (7,012,029)	$ 65,203,120	$177,548,069	$ 235,739,160	$ 70,474,430	$ (48,567,001)	$ (22,309)	$ 2,255	$ 321,504,867	$ 343,392,242	$579,131,402	$ 482,619,386	$1,061,750,788
Thrivent Large Cap Index	$ 2,455,160	$ 41,423,740	$ 92,394,592	$ 136,273,492	$ 72,453,870	$ (50,828,449)	$ (37,945)	$ 11,733	$ (46,763,848)	$ (25,164,639)	$111,108,853	$ 835,113,312	$ 946,222,165
Thrivent Large Cap Value	$ 1,401,212	$ 7,347,959	$ (1,095,692)	$ 7,653,479	$ 10,365,308	$ (13,494,261)	$ (5,547)	$ 2,043	$ 6,417,969	$ 3,285,512	$ 10,938,991	$ 225,600,558	$ 236,539,549
Thrivent Limited Maturity Bond	$ 2,247,677	$ 265,098	$ 5,198,819	$ 7,711,594	$ 44,882,599	$ (33,087,317)	$ (7,058)	$ 5,425	$ 140,558,558	$ 152,352,207	$160,063,801	$ 222,256,923	$ 382,320,724
Thrivent Low Volatility Equity	$ 37,843	$ 621,666	$ (404,314)	$ 255,195	$ 4,423,181	$ (2,441,864)	$ (860)	$ —	$ 659,719	$ 2,640,176	$ 2,895,371	$ 39,403,877	$ 42,299,248
Thrivent Mid Cap Growth**	$ (97,862)	$ 284,203	$ 3,945,087	$ 4,131,428	$ 4,682,024	$ (5,087)	$ (152)	$ —	$ 16,976,883	$ 21,653,668	$ 25,785,096	$ —	$ 25,785,096
Thrivent Mid Cap Index	$ 206,761	$ 11,331,849	$ 36,740,224	$ 48,278,834	$ 28,717,186	$ (21,377,750)	$ (20,563)	$ 3,095	$ (15,965,118)	$ (8,643,150)	$ 39,635,684	$ 407,814,426	$ 447,450,110
Thrivent Mid Cap Stock	$ (2,934,645)	$ 16,842,553	$ 64,744,237	$ 78,652,145	$ 24,383,219	$ (24,716,443)	$ (16,599)	$ (2,706)	$ (16,296,350)	$ (16,648,879)	$ 62,003,266	$ 402,978,425	$ 464,981,691
Thrivent Mid Cap Value**	$ 9,423	$ 43,423	$ 229,837	$ 282,683	$ 524,579	$ (26,229)	$ (18)	$ —	$ 1,867,075	$ 2,365,407	$ 2,648,090	$ —	$ 2,648,090
Thrivent Moderate Allocation	$31,171,295	$580,902,664	$417,709,126	$1,029,783,085	$340,084,588	$(701,767,457)	$(325,388)	$181,685	$(177,636,819)	$(539,463,391)	$490,319,694	$9,368,904,693	$9,859,224,387
Thrivent Moderately Aggressive Allocation	$ 8,063,375	$461,340,598	$213,809,509	$ 683,213,482	$280,024,927	$(376,419,868)	$(405,427)	$ 41,049	$(228,118,122)	$(324,877,441)	$358,336,041	$5,713,878,815	$6,072,214,856
Thrivent Moderately Conservative Allocation	$34,704,754	$199,968,218	$185,394,521	$ 420,067,493	$218,313,271	$(365,941,530)	$(108,473)	$ (6,019)	$ 60,067,358	$ (87,675,393)	$332,392,100	$4,982,901,491	$5,315,293,591
Thrivent Money Market	$ (2,609,784)	$ —	$ —	$ (2,609,784)	$ 82,255,333	$ (56,802,927)	$ (6,668)	$ 143	$ 82,877,877	$ 108,323,758	$105,713,974	$ 165,987,261	$ 271,701,235
Thrivent Multidimensional Income	$ (301,127)	$ (409,106)	$ 1,583,271	$ 873,038	$ 2,030,992	$ (1,985,087)	$ (305)	$ 135	$ 1,138,543	$ 1,184,278	$ 2,057,316	$ 24,109,675	$ 26,166,991
Thrivent Opportunity Income Plus	$ 4,283,479	$ (1,413,640)	$ 3,038,230	$ 5,908,069	$ 13,474,725	$ (19,166,071)	$ (4,108)	$ 3,009	$ 15,841,938	$ 10,149,493	$ 16,057,562	$ 206,132,161	$ 222,189,723
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Partner Emerging Markets Equity	$ 691,689	$ 1,547,083	$ 14,988,068	$ 17,226,840	$ 3,365,067	$ (5,944,177)	$ (4,225)	$ 520	$ (6,390,391)	$ (8,973,206)	$ 8,253,634	$ 78,712,667	$ 86,966,301
Thrivent Partner Healthcare	$(1,866,210)	$10,613,009	$ 26,991,037	$ 35,737,836	$12,462,540	$(12,903,768)	$(13,970)	$ 832	$ (1,096,694)	$ (1,551,060)	$ 34,186,776	$212,367,156	$246,553,932
Thrivent Real Estate Securities	$ 991,989	$ 3,485,549	$(15,440,128)	$(10,962,590)	$ 5,492,801	$ (9,364,737)	$ (6,297)	$3,410	$ (6,743,262)	$(10,618,085)	$(21,580,675)	$155,936,196	$134,355,521
Thrivent Small Cap Growth Subaccount	$ (429,939)	$ 1,334,895	$ 16,748,438	$ 17,653,394	$ 9,641,103	$ (1,465,724)	$ (1,021)	$ 63	$17,646,787	$ 25,821,208	$ 43,474,602	$ 19,941,374	$ 63,415,976
Thrivent Small Cap Index	$ (429,370)	$ 9,907,383	$ 29,141,415	$ 38,619,428	$29,290,575	$(19,033,269)	$(18,223)	$5,953	$ (9,483,161)	$ 761,875	$ 39,381,303	$379,530,260	$418,911,563
Thrivent Small Cap Stock	$(1,118,935)	$20,242,375	$ 24,086,684	$ 43,210,124	$ 9,795,195	$(13,064,207)	$ (7,434)	$2,503	$ (6,228,925)	$ (9,502,868)	$ 33,707,256	$218,322,227	$252,029,483
Vanguard® VIF Capital Growth	$ 7,850	$ 106,675	$ 87,610	$ 202,135	$ 30,879	$ (279,672)	$ —	$ —	$ (40,376)	$ (289,169)	$ (87,034)	$ 1,232,881	$ 1,145,847
Vanguard® VIF International	$ 7,801	$ 117,383	$ 634,923	$ 760,107	$ 319,802	$ (69,184)	$ —	$ —	$ (225,211)	$ 25,407	$ 785,514	$ 1,248,817	$ 2,034,331
Vanguard® VIF Short-Term Investment-Grade	$ 19,049	$ 20,208	$ 5,153	$ 44,410	$ 160,080	$ (233,516)	$ —	$ —	$ (245,318)	$ (318,754)	$ (274,344)	$ 955,361	$ 681,017
Vanguard® VIF Small Company Growth	$ (445)	$ 71,954	$ 95,362	$ 166,871	$ 35,242	$ (78,080)	$ —	$ —	$ (321,939)	$ (364,777)	$ (197,906)	$ 996,521	$ 798,615
Vanguard® VIF Total Bond Market Index	$ 122,317	$ 56,358	$ 260,510	$ 439,185	$ 868,507	$ (457,310)	$ —	$ —	$ 1,248,449	$ 1,659,646	$ 2,098,831	$ 6,241,958	$ 8,340,789
Vanguard® VIF Total Stock Market Index	$ 50,701	$ 274,341	$ 866,671	$ 1,191,713	$ 1,072,087	$ (629,569)	$ —	$ —	$ 630,543	$ 1,073,061	$ 2,264,774	$ 5,281,005	$ 7,545,779
*For the period June 30, 2020 (commencement of operations) to December 31, 2020.
**For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2019
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$ 4,108	$ 33,038	$155,295	$192,441	$ —	$ (8,430)	$—	$—	$ 25,386	$ 16,956	$209,397	$555,220	$ 764,617
American Funds IS® Global Growth Class 4	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
American Funds IS® Growth-Income Class 1	$ 4,531	$ 39,572	$ 42,812	$ 86,915	$ 67,447	$ (5,950)	$—	$—	$ (27,956)	$ 33,541	$120,456	$331,113	$ 451,569
American Funds IS® Growth-Income Class 4	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
American Funds IS® International Growth and Income Class 4	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
American Funds IS® International Class 1	$11,946	$ 19,120	$176,031	$207,097	$394,838	$(10,314)	$—	$—	$(119,162)	$ 265,362	$472,459	$835,891	$1,308,350
American Funds IS® International Class 4	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
BlackRock Total Return V.I. Class I	$ 3,581	$ 665	$ 9,402	$ 13,648	$ (1)	$ (1,875)	$—	$—	$ —	$ (1,876)	$ 11,772	$157,558	$ 169,330
BlackRock Total Return V.I. Class III	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
DFA VA International Small Portfolio	$ 7,514	$(24,338)	$126,088	$109,264	$156,796	$ (5,368)	$—	$—	$(278,105)	$(126,677)	$ (17,413)	$484,506	$ 467,093
DFA VA US Targeted Value	$ 7,172	$ 9,055	$177,783	$194,010	$284,328	$(14,594)	$—	$—	$(223,090)	$ 46,644	$240,654	$835,736	$1,076,390
Eaton Vance VT Floating-Rate Income Initial Share Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Fidelity® VIP Emerging Markets Initial Class	$10,202	$ (1,248)	$184,938	$193,892	$428,884	$ (8,532)	$—	$—	$ 100,391	$ 520,743	$714,635	$504,137	$1,218,772
Fidelity VIP Emerging Markets Service Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Fidelity VIP Energy Service Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Fidelity® VIP International Capital Appreciation Initial Class	$ (116)	$ 7,941	$131,103	$138,928	$ 59,642	$(15,534)	$—	$—	$ 20,712	$ 64,820	$203,748	$411,523	$ 615,271
Fidelity VIP International Capital Appreciation Service Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Fidelity® VIP Value Initial Class	$ 5,570	$ 29,757	$ 86,351	$121,678	$ 25,001	$ (6,066)	$—	$—	$ 14,507	$ 33,442	$155,120	$369,675	$ 524,795
Fidelity VIP Value Service Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Goldman Sachs VIT Core Fixed Income Service Shares	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Janus Henderson Enterprise Institutional Class	$ (4,250)	$60,647	$207,934	$264,331	$218,130	$(19,530)	$—	$—	$134,839	$333,439	$597,770	$684,872	$1,282,642
Janus Henderson VIT Enterprise Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Janus Henderson VIT Forty Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
John Hancock Core Bond Trust Series I	$11,828	$ 640	$ 11,332	$ 23,800	$257,333	$ (6,196)	$—	$—	$217,779	$468,916	$492,716	$245,381	$ 738,097
John Hancock VIT Core Bond Trust Series II	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
John Hancock International Equity Index Trust Series I	$ 2,230	$ (1,114)	$ 16,876	$ 17,992	$ 32,648	$ (659)	$—	$—	$ (16,438)	$ 15,551	$ 33,543	$ 83,962	$ 117,505
John Hancock International Small Company Trust Series II	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
John Hancock Strategic Income Opportunities Trust Series I	$ 7,039	$ (741)	$ 23,694	$ 29,992	$ 15,974	$ (1,412)	$—	$—	$ (9,801)	$ 4,761	$ 34,753	$298,200	$ 332,953
John Hancock Strategic Income Opportunities Trust Series II	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 1,652	$12,654	$ 24,559	$ 38,865	$ —	$ (6,542)	$—	$—	$ 22,357	$ 15,815	$ 54,680	$126,476	$ 181,156
MFS® VIT II - Core Equity Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT III Global Real Estate Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT II - MFS® Corporate Bond Initial Class	$13,846	$ 1,328	$ 25,902	$ 41,076	$ 48,464	$ (3,463)	$—	$—	$ 40,198	$ 85,199	$126,275	$285,732	$ 412,007
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 3,550	$ 1,058	$ 14,937	$ 19,545	$ 10,739	$ (3,050)	$—	$—	$ 35,959	$ 43,648	$ 63,193	$ 60,401	$ 123,594
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 4,900	$13,693	$ 59,287	$ 77,880	$ 13,082	$ (7,970)	$—	$—	$ 28,594	$ 33,706	$111,586	$295,403	$ 406,989
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 754	$11,286	$ 31,042	$ 43,082	$ 36,433	$ (2,574)	$—	$—	$ (66,540)	$ (32,681)	$ 10,401	$159,956	$ 170,357
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT III Mid Cap Value Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT - New Discovery Series Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT II - MFS® Technology Initial Class	$ (4,118)	$86,052	$132,221	$214,155	$205,835	$(16,840)	$—	$—	$ 220,531	$ 409,526	$ 623,681	$516,718	$1,140,399
MFS® VIT II Technology Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT - MFS® Value Series Initial Class	$ 5,506	$14,478	$ 54,268	$ 74,252	$ 34,421	$ (2,628)	$—	$—	$ 25,066	$ 56,859	$ 131,111	$228,147	$ 359,258
MFS® VIT Value Series Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
PIMCO VIT Emerging Markets Bond Institutional Class	$33,957	$21,447	$ 71,696	$127,100	$ 47,869	$(28,784)	$—	$—	$(408,370)	$(389,285)	$(262,185)	$991,718	$ 729,533
PIMCO VIT Emerging Markets Bond Advisor Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 3,012	$ (5,412)	$ 10,686	$ 8,286	$ 52,639	$ (860)	$—	$—	$ (77,406)	$ (25,627)	$ (17,341)	$158,106	$ 140,765
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 2,533	$ 8,960	$ 11,983	$ 23,476	$ 26,133	$ (554)	$—	$—	$ (34,894)	$ (9,315)	$ 14,161	$159,311	$ 173,472
PIMCO VIT Long-Term US Government Advisor Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
PIMCO VIT Real Return Institutional Class	$ 3,131	$ 6,184	$ 13,074	$ 22,389	$ 8,498	$(10,882)	$—	$—	$(148,703)	$(151,087)	$(128,698)	$298,495	$ 169,797
PIMCO VIT Real Return Advisor Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Principal Capital Appreciation Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Principal Diversified International	$ 70	$ (5,984)	$ 32,093	$ 26,179	$ 14,725	$ (6,670)	$—	$—	$ (79,109)	$ (71,054)	$ (44,875)	$154,772	$ 109,897
Principal Government & High Quality Bond	$ 7,556	$ 626	$ 11,170	$ 19,352	$ 12,001	$ (5,518)	$—	$—	$ 62,873	$ 69,356	$ 88,708	$332,548	$ 421,256
Principal Small Cap	$ (1,306)	$32,177	$ 29,424	$ 60,295	$ 18,488	$ (9,231)	$—	$—	$(100,450)	$ (91,193)	$ (30,898)	$251,290	$ 220,392
Principal VC Equity Income Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Putnam VT International Value Class 1B	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Putnam VT Research Class 1B	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Templeton Global Bond VIP Class 1	$ 59,092	$ (33,893)	$ (21,424)	$ 3,775	$ 404,992	$ (6,232)	$ —	$ —	$ (722,686)	$ (323,926)	$ (320,151)	$ 770,914	$ 450,763
Templeton Global Bond VIP Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thrivent Aggressive Allocation	$ 193,575	$ 87,967,020	$133,798,876	$ 221,959,471	$ 73,856,862	$ (62,821,789)	$(163,554)	$ 14,410	$ (6,765,398)	$ 4,120,531	$ 226,080,002	$ 931,039,212	$1,157,119,214
Thrivent All Cap Subaccount	$ (537,030)	$ 5,132,100	$ 15,226,178	$ 19,821,248	$ 4,992,010	$ (5,001,722)	$ (3,938)	$ (3,990)	$ (1,189,249)	$ (1,206,889)	$ 18,614,359	$ 69,904,658	$ 88,519,017
Thrivent Balanced Income Plus	$ 4,193,913	$ 14,173,123	$ 18,834,965	$ 37,202,001	$ 16,386,597	$ (17,634,043)	$ (7,714)	$ 12,284	$ 11,207,206	$ 9,964,330	$ 47,166,331	$ 235,334,024	$ 282,500,355
Thrivent Diversified Income Plus	$15,005,993	$ 19,855,129	$ 41,224,227	$ 76,085,349	$ 49,277,680	$ (52,765,591)	$ (22,479)	$ 5,743	$ 53,327,260	$ 49,822,613	$ 125,907,962	$ 604,920,563	$ 730,828,525
Thrivent ESG Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thrivent Global Stock	$ 380,094	$ 16,803,994	$ 21,590,478	$ 38,774,566	$ 7,211,757	$ (15,832,957)	$ (7,033)	$ 9,087	$ (5,392,304)	$ (14,011,450)	$ 24,763,116	$ 185,450,058	$ 210,213,174
Thrivent Government Bond	$ 1,316,861	$ 197,391	$ 4,856,922	$ 6,371,174	$ 5,584,050	$ (13,809,136)	$ (6,323)	$ 980	$ 6,203,567	$ (2,026,862)	$ 4,344,312	$ 142,256,483	$ 146,600,795
Thrivent High Yield	$10,225,977	$ (786,459)	$ 18,795,080	$ 28,234,598	$ 16,381,722	$ (17,939,068)	$ (9,628)	$ 4,956	$ 11,058,314	$ 9,496,296	$ 37,730,894	$ 218,219,514	$ 255,950,408
Thrivent Income	$ 5,178,804	$ 290,375	$ 22,179,227	$ 27,648,406	$ 19,536,298	$ (20,323,977)	$ (7,443)	$ 533	$ 32,107,048	$ 31,312,459	$ 58,960,865	$ 220,207,234	$ 279,168,099
Thrivent International Allocation	$ 2,814,942	$ 3,532,833	$ 39,751,777	$ 46,099,552	$ 12,973,284	$ (19,222,422)	$ (8,805)	$ 7,024	$ (8,356,588)	$ (14,607,507)	$ 31,492,045	$ 248,758,828	$ 280,250,873
Thrivent International Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thrivent Large Cap Growth	$ (5,442,626)	$ 62,467,160	$ 55,531,289	$ 112,555,823	$ 28,742,905	$ (30,464,898)	$ (15,651)	$ 223	$ 18,281,549	$ 16,544,128	$ 129,099,951	$ 353,519,435	$ 482,619,386
Thrivent Large Cap Index	$ 1,831,227	$ 20,127,163	$163,595,298	$ 185,553,688	$ 58,242,746	$ (45,097,553)	$ (34,092)	$ 4,326	$ 19,140,122	$ 32,255,549	$ 217,809,237	$ 617,304,075	$ 835,113,312
Thrivent Large Cap Value	$ 587,802	$ 13,761,376	$ 27,341,581	$ 41,690,759	$ 11,563,206	$ (14,941,555)	$ (5,738)	$ 7,122	$ 6,769,976	$ 3,393,011	$ 45,083,770	$ 180,516,788	$ 225,600,558
Thrivent Limited Maturity Bond	$ 2,763,569	$ 131,426	$ 3,917,793	$ 6,812,788	$ 15,697,108	$ (24,910,575)	$ (5,613)	$ 3,809	$ 23,149,063	$ 13,933,792	$ 20,746,580	$ 201,510,343	$ 222,256,923
Thrivent Low Volatility Equity	$ (70,927)	$ 492,113	$ 4,758,059	$ 5,179,245	$ 4,923,041	$ (1,819,425)	$ (429)	$ —	$ 10,862,288	$ 13,965,475	$ 19,144,720	$ 20,259,157	$ 39,403,877
Thrivent Mid Cap Growth	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thrivent Mid Cap Index	$ (484,062)	$ 24,966,348	$ 52,292,090	$ 76,774,376	$ 31,979,559	$ (22,223,689)	$ (19,392)	$ 2,848	$ 11,609,205	$ 21,348,531	$ 98,122,907	$ 309,691,519	$ 407,814,426
Thrivent Mid Cap Stock	$ (2,461,094)	$ 38,082,657	$ 42,861,453	$ 78,483,016	$ 23,363,859	$ (25,312,225)	$ (15,661)	$ 2,307	$ 10,061,867	$ 8,100,147	$ 86,583,163	$ 316,395,262	$ 402,978,425
Thrivent Mid Cap Value	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thrivent Moderate Allocation	$51,867,407	$564,653,524	$761,061,930	$1,377,582,861	$367,498,139	$(742,962,388)	$(338,478)	$ 83,950	$ 12,540,592	$(363,178,185)	$1,014,404,676	$8,354,500,017	$9,368,904,693
Thrivent Moderately Aggressive Allocation	$17,268,731	$383,555,945	$581,116,929	$ 981,941,605	$300,961,610	$(370,287,913)	$(415,196)	$ (2,730)	$(99,204,518)	$(168,948,747)	$ 812,992,858	$4,900,885,957	$5,713,878,815
Thrivent Moderately Conservative Allocation	$43,735,128	$177,399,350	$372,989,231	$ 594,123,709	$262,296,248	$(399,957,027)	$(115,287)	$(31,335)	$ 25,819,617	$(111,987,784)	$ 482,135,925	$4,500,765,566	$4,982,901,491
Thrivent Money Market	$ 760,534	$ —	$ —	$ 760,534	$ 74,157,060	$ (35,072,122)	$ (5,158)	$ (132)	$(20,371,817)	$ 18,707,831	$ 19,468,365	$ 146,518,896	$ 165,987,261
Thrivent Multidimensional Income	$ 674,424	$ (32,893)	$ 1,593,389	$ 2,234,920	$ 2,632,140	$ (1,637,092)	$ (219)	$ 326	$ 6,710,455	$ 7,705,610	$ 9,940,530	$ 14,169,145	$ 24,109,675
Thrivent Opportunity Income Plus	$ 4,915,627	$ (276,701)	$ 7,261,933	$ 11,900,859	$ 14,804,226	$ (15,781,035)	$ (3,757)	$ 3,397	$ 35,517,214	$ 34,540,045	$ 46,440,904	$ 159,691,257	$ 206,132,161
Thrivent Partner Emerging Markets Equity	$ (413,752)	$ 1,001,501	$ 12,285,447	$ 12,873,196	$ 3,975,209	$ (6,227,698)	$ (4,617)	$ 1,715	$ (3,698,634)	$ (5,954,025)	$ 6,919,171	$ 71,793,496	$ 78,712,667
Thrivent Partner Healthcare	$ (1,705,421)	$ 4,170,788	$ 39,652,808	$ 42,118,175	$ 10,267,809	$ (12,564,724)	$ (14,211)	$ 776	$ (4,149,012)	$ (6,459,362)	$ 35,658,813	$ 176,708,343	$ 212,367,156
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Real Estate Securities	$ 1,256,530	$ 4,526,624	$26,580,603	$32,363,757	$ 8,339,614	$(10,186,384)	$ (7,325)	$ 5,046	$ 1,649,727	$ (199,322)	$32,164,435	$123,771,761	$155,936,196
Thrivent Small Cap Growth Subaccount	$ (203,921)	$ 90,123	$ 3,068,076	$ 2,954,278	$ 3,442,097	$ (1,250,200)	$ (539)	$ 102	$ 5,547,322	$ 7,738,782	$10,693,060	$ 9,248,314	$ 19,941,374
Thrivent Small Cap Index	$ (889,711)	$26,541,317	$37,794,383	$63,445,989	$29,715,490	$(20,803,126)	$(17,799)	$ 1,428	$12,665,466	$21,561,459	$85,007,448	$294,522,812	$379,530,260
Thrivent Small Cap Stock	$(1,792,275)	$26,243,250	$21,716,796	$46,167,771	$ 9,853,613	$(15,255,273)	$ (7,529)	$14,833	$ (597,738)	$ (5,992,094)	$40,175,677	$178,146,550	$218,322,227
Vanguard® VIF Capital Growth	$ 3,736	$ 37,090	$ 203,218	$ 244,044	$ 186,641	$ (8,370)	$ —	$ —	$ (118,021)	$ 60,250	$ 304,294	$ 928,587	$ 1,232,881
Vanguard® VIF International	$ 6,071	$ 28,677	$ 223,706	$ 258,454	$ 128,313	$ (26,473)	$ —	$ —	$ 158,732	$ 260,572	$ 519,026	$ 729,791	$ 1,248,817
Vanguard® VIF Short-Term Investment-Grade	$ 10,344	$ 1,257	$ 18,705	$ 30,306	$ 152,881	$ (8,386)	$ —	$ —	$ 214,096	$ 358,591	$ 388,897	$ 566,464	$ 955,361
Vanguard® VIF Small Company Growth	$ (3,793)	$ 73,510	$ 131,062	$ 200,779	$ 404,011	$ (17,905)	$ —	$ —	$ (144,333)	$ 241,773	$ 442,552	$ 553,969	$ 996,521
Vanguard® VIF Total Bond Market Index	$ 65,843	$ 6,576	$ 237,408	$ 309,827	$ 2,160,952	$ (84,471)	$ —	$ —	$ 766,894	$ 2,843,375	$ 3,153,202	$ 3,088,756	$ 6,241,958
Vanguard® VIF Total Stock Market Index	$ 41,311	$ 121,537	$ 982,887	$ 1,145,735	$ 859,880	$ (136,176)	$ —	$ —	$ (58,539)	$ 665,165	$ 1,810,900	$ 3,470,105	$ 5,281,005
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
(1) ORGANIZATION
The Thrivent Variable Annuity Account I (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on October 31, 2002, contains 99 subaccounts as shown below. 32 of the subaccounts invest in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds.) For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2020, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
*American Funds IS® Global Growth	American Funds Insurance Series — Global Growth Portfolio Class 1
American Funds IS® Global Growth Class 4 (b)	American Funds Insurance Series — Global Growth Portfolio Class 4
*American Funds IS® Growth-Income	American Funds Insurance Series — Growth-Income Portfolio Class 1
*American Funds IS® Growth-Income Class 4 (b)	American Funds Insurance Series — Growth-Income Portfolio Class 4
American Funds IS International Growth and Income Class 4 (b)	American Funds Insurance Series — International Growth and Income Portfolio Class 4
*American Funds IS® International	American Funds Insurance Series — International Portfolio Class 1
*American Funds IS® International Class 4 (b)	American Funds Insurance Series — International Portfolio Class 4
*BlackRock Total Return V.I. Class I	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class I
**BlackRock Total Return V.I. Class III (b)	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class III
*DFA VA International Small Portfolio	Dimensional Instutional Class- International Small Portfolio
*DFA VA US Targeted Value	Dimensional Instutional Class- Targeted Value Portfolio
**Eaton Vance VT Floating-Rate Income	Eaton Vance VT Floating-Rate Income Initial Share Class
*Fidelity® VIP Emerging Markets Initial Class	Fidelity Variable Insurance Products — Emerging Markets Portfolio Initial Class
**Fidelity VIP Emerging Markets Service Class 2 (b)	Fidelity Variable Insurance Products — Emerging Markets Portfolio Service Class 2
**Fidelity VIP Energy Service Class 2 (b)	Fidelity Variable Insurance Products — Energy Portfolio Service Class 2
*Fidelity® VIP International Capital Appreciation Initial Class	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Initial Class
**Fidelity® VIP International Capital Appreciation Service Class 2 (b)	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Service Class 2

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
*Fidelity® VIP Value Initial Class	Fidelity Variable Insurance Products — Value Portfolio Initial Class
**Fidelity VIP Value Service Class 2 (b)	Fidelity Variable Insurance Products — Value Portfolio Service Class 2
**Franklin Small Cap Value VIP Class 2 (b)	Franklin Small Cap Value VIP Portfolio Class 2
**Goldman Sachs VIT Core Fixed Income Service Shares (b)	Goldman Sachs VIT Core Fixed Income Portfolio Service Shares
**Goldman Sachs VIT Small Cap Equity Insights Service Shares (b)	Goldman Sachs VIT Small Cap Equity Insights Portfolio Service Shares
*Janus Henderson Enterprise Institutional Class	Janus Henderson Institutional Class — Enterprise Portfolio
**Janus Henderson VIT Enterprise Service Class (b)	Janus Henderson VIT Enterprise Portfolio Service Shares
**Janus Henderson VIT Forty Service Class (b)	Janus Henderson VIT Forty Portfolio Service Shares
*John Hancock Core Bond Trust Series I	John Hancock Core Bond Trust Portfolio Series I
**John Hancock VIT Core Bond Trust Series II (b)	John Hancock Core Bond Trust Portfolio Series II
*John Hancock International Equity Index Trust Series I	John Hancock International Equity Index Trust Portfolio Series I
**John Hancock International Small Company Trust Series II (b)	John Hancock International Small Company Trust Portfolio Series II
*John Hancock Strategic Income Opportunities Trust Series I	John Hancock Strategic Income Opportunities Trust Portfolio Series I
**John Hancock Strategic Income Opportunities Trust Series II (b)	John Hancock Strategic Income Opportunities Trust Portfolio Series II
*MFS® VIT II — **MFS® Blended Research Core Equity	MFS Blended Research Core Equity Portfolio Initial Class
**MFS® VIT II — Core Equity Service Class (b)	MFS Variable Insurance Trust II — Core Equity Portfolio Service Share Class
**MFS® VIT III Global Real Estate Service Class (b)	MFS Variable Insurance Trust III — Global Real Estate Portfolio Service Share Class
*MFS® VIT II — **MFS® Corporate Bond	MFS Corporate Bond Portfolio Initial Class
*MFS® VIT III — **MFS® Global Real Estate	MFS Global Real Estate Portfolio Initial Class

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
*MFS® VIT II — **MFS® International Intrinsic Value (d)	MFS International Intrinsic Value Portfolio Initial Class
*MFS® VIT III — **MFS® Mid Cap Value	MFS Mid Cap Value Portfolio Initial Class
**MFS® VIT III Mid Cap Value Service Class (b)	MFS Variable Insurance Trust III — Mid Cap Value Portfolio Service Share Class
**MFS® VIT — New Discovery Series Service Class (b)	MFS Variable Insurance Trust — New Discovery Sereies Service Share Class
*MFS® VIT II — MFS® Technology Initial Class	MFS Initial Class — Technology Portfolio
**MFS® VIT II Technology Service Class (b)	MFS Variable Insurance Trust II — Techonology Portfolio Service Share Class
*MFS® VIT — **MFS® Value Series	MFS Value Series Portfolio Initial Class
**MFS® VIT Value Series Service Class (b)	MFS Variable Insurance Trust — Value Series Service Share Class
*PIMCO VIT Emerging Markets Bond Institutional Class	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
**PIMCO VIT Emerging Markets Bond Advisor Class (b)	PIMCO VIT Emerging Markets Bond Advisor Class
*PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	PIMCO VIT Global Bond Opportunities (Unhedged) Portfolio Institutional Class
**PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class (b)	PIMC VIT — Global Bond Opportunities (Unhedged) Portfolio Advisor Class
*PIMCO VIT Long-Term U.S. Government Institutional Class	PIMCO VIT Long -Term U.S. Goverment Portfolio Institutional Class
**PIMCO VIT Long-Term US Government Advisor Class (b)	PIMCO VIT — Long -Term U.S. Goverment Portfolio Advisor Class
*PIMCO VIT Real Return Institutional Class	PIMCO VIT Real Return Portfolio Institutional Class
**PIMCO VIT Real Return Advisor Class (b)	PIMCO VIT — Real Return Portfolio Advisor Class
**Principal Capital Appreciation Class 2 (b)	Principal Capital Appreciation Portfolio Class 2
*Principal Diversified International	Principal Variable Contracts Funds, Inc. — Diversified International Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
*Principal Government & High Quality Bond	Principal Variable Contracts Funds, Inc. — Government & High Quality Bond Portfolio
*Principal Small Cap	Principal Variable Contracts Funds, Inc. — Small Cap Portfolio
**Principal VC Equity Income Class 2 (b)	Principal VC Equity Income Portfolio Class 2
**Putnam VT International Value Class 1B (b)	Putnam VT International Value Portfolio Class 1B
**Putnam VT Research Class 1B (b)	Putnam VT Research Portfolio Class 1B
*Templeton Global Bond VIP Class 1	Templeton Global Bond VIP Portfolio Class 1
**Templeton Global Bond VIP Class 2 (b)	Templeton Global Bond VIP Portfolio Class 2
***Thrivent Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
****Thrivent All Cap (e)	Thrivent Series Fund, Inc. — All Cap Portfolio
****Thrivent Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
****Thrivent Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
****Thrivent ESG Index (c)	Thrivent Series Fund, Inc. — ESG Index Portfolio
****Thrivent Global Stock (f)	Thrivent Series Fund, Inc. — Global Stock Portfolio
****Thrivent Government Bond	Thrivent Series Fund, Inc. — Government Bond
****Thrivent High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
****Thrivent Income	Thrivent Series Fund, Inc. — Income Portfolio
****Thrivent International Allocation (g)	Thrivent Series Fund, Inc. — International Allocation Portfolio
****Thrivent International Index (c)	Thrivent Series Fund, Inc. — International Index Portfolio
****Thrivent Large Cap Growth (a)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
****Thrivent Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
****Thrivent Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
****Thrivent Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
****Thrivent Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
****Thrivent Mid Cap Growth (c)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
****Thrivent Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
****Thrivent Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
****Thrivent Mid Cap Value (c)	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
***Thrivent Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
***Thrivent Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
***Thrivent Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
****Thrivent Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
****Thrivent Mulitidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
****Thrivent Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
****Thrivent Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
****Thrivent Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
****Thrivent Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
****Thrivent Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
****Thrivent Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
****Thrivent Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
*Vanguard® VIF Capital Growth	Vanguard Variable Insurance Fund — Capital Growth Portfolio
*Vanguard® VIF International	Vanguard Variable Insurance Fund — International Portfolio
*Vanguard® VIF Short-Term Investment-Grade	Vanguard Variable Insurance Fund — Short-Term Investment Grade Portfolio
*Vanguard® VIF Small Company Growth	Vanguard Variable Insurance Fund — Small Company Growth Portfolio
*Vanguard® VIF Total Bond Market Index	Vanguard Variable Insurance Fund — Total Bond Market Index Portfolio
*Vanguard® VIF Total Stock Market Index	Vanguard Variable Insurance Fund — Total Stock Market Index Portfolio

(a)	Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31, 2020.
(b)	Statement of operations and of changes in net assets for the period June 30, 2020 (commencement of operations) to December 31, 2020.
(c)	Statement of operations and of changes in net assets for the period April 29, 2020 (commencement of operations) to December 31, 2020.
(d)	Formerly known as MFS® VIT II — MFS® International Value, name change effective June 1, 2019.
(e)	Formerly known as Partner All Cap, name change effective April 30, 2019.
(f)	Formerly known as Large Cap Stock, name change effective April 30, 2019.
(g)	Formerly known as Partner Worldwide Allocation, name change effective April 30, 2019.
*Available in AdvisorFlex Variable Annuity only.
**Available in Retirement Choice Variable Annuity only.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
***Available in Thrivent Variable Annuity 2002 and 2005 Series and Retirement Choice only.
****Available in Thrivent Variable Annuity 2002 and 2005 Series, AdvisorFlex and Retirement Choice.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 2000 IAM mortality table and the 2012 IAR mortality table. The reserve rate is the maximum Single Premium Immediate Annuity (SPIA) valuation interest rate. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered in whole or in part during the first seven years the contract is in force. The surrender charge is 6% during the first Contract Year for the 2002 series and 7% for the 2005 series. This charge decreases by 1% each subsequent contract year. The surrender charge for the AdvisorFlex VA Series is 2% during the first Contract Year and 1% for the second and third Contract Years. No surrender charge is deducted for surrenders occurring more than 3 years since the first premium was appplied. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.10% — 2.50% of the average daily net assets of the Variable Account for the 2002 and 2005 series depending on the death benefit option of the contract as shown below. For AdvisorFlex VA series, a daily charge equivalent to an annual rate of 0.40% of the average daily net assets of the Variable Account is deducted for mortality and expense charges. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95% for the 2002 and 2005 series. For the AdvisorFlex VA series, this rate is 0.40%. An administrative charge equivalent to an annual rate of 0.75% is charged for contracts that have the return protection allocation (RPA) benefit.*
Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With Basic Death Benefit only	1.10%	1.25%
With Maximum Anniversary Death Benefit (MADB)	1.20	1.35
With Premium Accumulation Death Benefit (PADB)	1.35	1.50
With Earnings Addition Death Benefit (EADB)	1.30	1.45
With MADB and PADB	1.40	1.55
With MADB and EADB	1.35	1.50
With PADB and EADB	1.50	1.65
With MADB, PADB and EADB	1.55	1.70
With Basic Death Benefit & Return Protection Allocation (RPA)	1.85	2.00
With MADB and RPA	1.95	2.10

Mortality and Expense Risk Charge 2005 Series	Years 1-7	After 7 years
With Basic Death Benefit only	1.25%	1.15%
With MADB	1.45	1.35
With PADB	1.65	1.55
With EADB	1.50	1.40
With MADB and PADB	1.75	1.65
With MADB and EADB	1.60	1.50
With PADB and EADB	1.80	1.70
With MADB, PADB and EADB	1.90	1.80
With Basic Death Benefit & RPA	2.00	1.90
With MADB and RPA	2.20	2.10
With GLWB	2.00-2.50	1.90-2.40

Mortality and Expense Risk Charge AdvisorFlex VA Series	Current	Maximum
With Basic Death Benefit only	0.40%	0.50%
With MADB**	0.60%	0.90%

Mortality and Expense Risk Charge Retirement Choice Series	Current	Maximum
With Basic Death Benefit only	1.25%	1.25%
With MADB	1.50%	1.75%
With GLWB	1.55%	3.75%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
*The current RPA charge is 0.75% except for the 10 year allocation period in the RP Moderately Conservative Allocation which has a current charge of 0.50%.** The MADB charge for AdvisorFlex Variable Annuity is deducted quarterly, beginning three months after the Date of Issue. The MADB charge is deducted from theFixed Account and the Subaccounts of the Variable Account on a pro rata basis.
Fund Facilitation Fees AdvisorFlex Variable Annuity
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for expenses assumed from contracts with the Variable Investment Trusts. The charge is based on the average daily net assets of the Variable Account.
Subaccount	Current	Maximum
American Funds IS® Global Growth	0.35%	0.40%
American Funds IS® Growth-Income	0.35%	0.40%
American Funds IS® International	0.35%	0.40%
BlackRock Total Return V.I.	0.35%	0.40%
DFA VA International Small Portfolio	0.35%	0.40%
DFA VA US Targeted Value	0.35%	0.40%
Fidelity VIP Emerging Markets	0.20%	0.40%
Fidelity VIP Intl Capital Appreciation	0.20%	0.40%
Fidelity VIP Value	0.20%	0.40%
Janus Henderson Enterprise	0.20%	0.40%
JHVIT Core Bond Trust	0.10%	0.40%
JHVIT International Equity Index Trust B	0.10%	0.40%
JHVIT Strategic Income Opportunities Trust	0.10%	0.40%
MFS VIT II Blended Research Core Equity	0.10%	0.40%
MFS VIT II Corporate Bond	0.10%	0.40%
MFS VIT II International Intrinsic Value	0.10%	0.40%
MFS VIT II Technology	0.10%	0.40%
MFS VIT III Global Real Estate	0.10%	0.40%
MFS VIT III Mid Cap Value	0.10%	0.40%
MFS VIT Value Series	0.10%	0.40%
PIMCO VIT Emerging Markets Bond	0.35%	0.40%
PIMCO VIT Global Bond Opportunites (Unhedged)	0.35%	0.40%
PIMCO VIT Long-Term U.S. Government	0.35%	0.40%
PIMCO VIT Real Return	0.35%	0.40%
Principal Diversified International	0.35%	0.40%
Principal Government & High Quality Bond	0.35%	0.40%
Principal Small Cap	0.35%	0.40%
Templeton Global Bond VIP	0.20%	0.40%
Vanguard VIF Capital Growth	0.35%	0.40%
Vanguard VIF International	0.35%	0.40%
Vanguard VIF Short-Term Investment-Grade	0.35%	0.40%
Vanguard VIF Small Company Growth	0.35%	0.40%
Vanguard VIF Total Bond Market Index	0.10%	0.40%
Vanguard VIF Total Stock Market Index	0.10%	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
Additionally, during the year ended December 31, 2020, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
American Funds IS® Global Growth Class 1	55,480	8,533	(7,249)	56,764	12,202	(32,351)	36,615
American Funds IS® Global Growth Class 4	—	—	—	—	637,874	(178,610)	459,264
American Funds IS® Growth-Income Class 1	30,470	8,061	(5,424)	33,107	36,167	(19,678)	49,596
American Funds IS® Growth-Income Class 4	—	—	—	—	672,697	(197,749)	474,948
American Funds IS® International Growth and Income Class 4	—	—	—	—	124,953	(34,001)	90,952
American Funds IS® International Class 1	87,025	38,446	(14,089)	111,382	15,472	(32,163)	94,691
American Funds IS® International Class 4	—	—	—	—	107,986	(27,956)	80,030
BlackRock Total Return V.I. Class I	15,861	1	(176)	15,686	8,654	(2,930)	21,410
BlackRock Total Return V.I. Class III	—	—	—	—	1,574,858	(457,082)	1,117,776
DFA VA International Small Portfolio	54,552	21,484	(33,269)	42,767	8,009	(20,181)	30,595
DFA VA US Targeted Value	91,290	34,848	(29,480)	96,658	17,411	(22,093)	91,976
Eaton Vance VT Floating-Rate Income Initial Share Class	—	—	—	—	192,863	(63,246)	129,617
Fidelity® VIP Emerging Markets Initial Class	52,445	53,251	(7,040)	98,656	14,302	(27,201)	85,757
Fidelity VIP Emerging Markets Service Class 2	—	—	—	—	251,570	(72,719)	178,851
Fidelity VIP Energy Service Class 2	—	—	—	—	86,726	(24,253)	62,473
Fidelity® VIP International Capital Appreciation Initial Class	42,182	10,270	(4,866)	47,586	3,103	(15,485)	35,204
Fidelity VIP International Capital Appreciation Service Class 2	—	—	—	—	555,053	(143,383)	411,670
Fidelity® VIP Value Initial Class	40,004	4,462	(1,226)	43,240	12,725	(26,848)	29,117
Fidelity VIP Value Service Class 2	—	—	—	—	185,551	(55,374)	130,177
Franklin Small Cap Value VIP Class 2	—	—	—	—	220,883	(68,699)	152,184

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
Goldman Sachs VIT Core Fixed Income Service Shares	—	—	—	—	911,780	(197,629)	714,151
Goldman Sachs VIT Small Cap Equity Insights Service Shares	—	—	—	—	85,031	(18,744)	66,287
Janus Henderson Enterprise Institutional Class	62,265	34,256	(9,934)	86,587	42,541	(31,888)	97,240
Janus Henderson VIT Enterprise Service Class	—	—	—	—	280,325	(84,830)	195,495
Janus Henderson VIT Forty Service Class	—	—	—	—	626,745	(134,171)	492,574
John Hancock Core Bond Trust Series I	24,596	52,547	(8,510)	68,633	22,202	(39,089)	51,746
John Hancock Core Bond Trust Series II	—	—	—	—	319,775	(57,081)	262,694
John Hancock International Equity Index Trust B Series I	8,883	3,320	(1,915)	10,288	9,239	(4,163)	15,364
John Hancock International Small Company Trust Series II	—	—	—	—	36,750	(8,633)	28,117
John Hancock Strategic Income Opportunities Trust Series I	31,007	3,944	(3,604)	31,347	10,718	(6,698)	35,367
John Hancock Strategic Income Opportunities Trust Series II	—	—	—	—	324,852	(109,167)	215,685
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	12,426	3,673	(2,251)	13,848	348	(961)	13,235
MFS® VIT II - Core Equity Service Class	—	—	—	—	181,752	(33,174)	148,578
MFS® VIT III Global Real Estate Service Class	—	—	—	—	53,815	(14,354)	39,461
MFS® VIT II - MFS® Corporate Bond Initial Class	29,027	16,050	(8,387)	36,690	11,615	(25,087)	23,218
MFS® VIT III - MFS® Global Real Estate Initial Class	5,917	3,987	(313)	9,591	809	(1,018)	9,382
MFS® VIT II - MFS® International Intrinsic Value Initial Class	30,035	9,069	(6,083)	33,021	2,038	(2,928)	32,131
MFS® VIT III - MFS® Mid Cap Value Initial Class	16,976	5,349	(8,467)	13,858	3,591	(6,118)	11,331
MFS® VIT III Mid Cap Value Service Class	—	—	—	—	71,928	(20,500)	51,428
MFS® VIT - New Discovery Series Service Class	—	—	—	—	317,599	(92,298)	225,301
MFS® VIT II - MFS® Technology Initial Class	44,464	36,177	(8,207)	72,434	31,904	(39,174)	65,164

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
MFS® VIT II Technology Service Class	—	—	—	—	516,904	(128,960)	387,944
MFS® VIT - MFS® Value Initial Class	23,708	6,631	(1,434)	28,905	19,375	(11,572)	36,708
MFS® VIT Value Series Service Class	—	—	—	—	79,739	(14,833)	64,906
PIMCO VIT Emerging Markets Bond Institutional Class	101,395	7,758	(43,770)	65,383	10,954	(51,384)	24,953
PIMCO VIT Emerging Markets Bond Advisor Class	—	—	—	—	27,560	(4,893)	22,667
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	16,138	5,881	(8,399)	13,620	2,831	(8,915)	7,536
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	—	—	—	—	117,997	(38,883)	79,114
PIMCO VIT Long-Term U.S. Government Institutional Class	16,025	4,740	(5,273)	15,492	78,220	(18,923)	74,789
PIMCO VIT Long-Term US Government Advisor Class	—	—	—	—	610,632	(158,258)	452,374
PIMCO VIT Real Return Institutional Class	30,109	4,701	(18,921)	15,889	5,249	(2,281)	18,857
PIMCO VIT Real Return Advisor Class	—	—	—	—	827,253	(260,357)	566,896
Principal Capital Appreciation Class 2	—	—	—	—	188,986	(38,750)	150,236
Principal Diversified International	17,042	6,025	(13,130)	9,937	12,254	(6,177)	16,014
Principal Government & High Quality Bond	33,107	10,237	(3,652)	39,692	18,979	(35,618)	23,053
Principal Small Cap	25,900	5,625	(13,561)	17,964	14,397	(7,848)	24,513
Principal VC Equity Income Class 2	—	—	—	—	273,235	(60,882)	212,353
Putnam VT International Value Class 1B	—	—	—	—	29,195	(2,978)	26,217
Putnam VT Research Class 1B	—	—	—	—	143,878	(28,729)	115,149
Templeton Global Bond VIP Class 1	76,770	45,194	(77,802)	44,162	19,081	(24,347)	38,896
Templeton Global Bond VIP Class 2	—	—	—	—	123,979	(43,607)	80,372
Thrivent Aggressive Allocation	44,801,910	8,268,909	(8,123,246)	44,947,573	12,958,710	(12,154,780)	45,751,503
Thrivent All Cap Subaccount	2,849,483	556,753	(589,410)	2,816,826	715,584	(722,124)	2,810,286
Thrivent Balanced Income Plus	12,764,442	3,115,885	(2,606,469)	13,273,858	3,151,009	(3,352,074)	13,072,793

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
Thrivent Diversified Income Plus	31,943,311	10,052,257	(7,608,185)	34,387,383	8,555,098	(9,352,617)	33,589,864
Thrivent ESG Index	—	—	—	—	594,283	(67,127)	527,156
Thrivent Global Stock	9,536,861	1,432,827	(2,059,467)	8,910,221	1,286,310	(2,177,465)	8,019,066
Thrivent Government Bond	10,205,022	2,636,304	(2,780,477)	10,060,849	7,138,241	(3,964,811)	13,234,279
Thrivent High Yield	10,410,548	2,928,849	(2,440,979)	10,898,418	4,686,323	(3,520,480)	12,064,261
Thrivent Income	13,848,443	5,379,400	(3,459,927)	15,767,916	13,537,486	(5,482,074)	23,823,328
Thrivent International Allocation	25,366,637	4,116,127	(5,470,029)	24,012,735	3,793,755	(5,882,815)	21,923,675
Thrivent International Index	—	—	—	—	632,564	(92,052)	540,512
Thrivent Large Cap Growth	12,324,997	3,190,424	(2,584,633)	12,930,788	9,215,335	5,489,846	(5,036,539)	22,599,430
Thrivent Large Cap Index	25,782,512	6,035,610	(4,723,057)	27,095,065	8,182,165	(7,455,844)	27,821,386
Thrivent Large Cap Value	7,912,004	1,788,196	(1,546,270)	8,153,930	2,595,266	(2,270,493)	8,478,703
Thrivent Limited Maturity Bond	16,549,773	7,200,127	(6,094,283)	17,655,617	22,584,863	(10,238,990)	30,001,490
Thrivent Low Volatility Equity	1,937,235	1,937,804	(775,166)	3,099,873	1,491,906	(1,282,124)	3,309,655
Thrivent Mid Cap Growth	—	—	—	—	2,040,677	(261,064)	1,779,613
Thrivent Mid Cap Index	11,573,524	2,831,366	(2,062,822)	12,342,068	3,537,205	(3,286,953)	12,592,320
Thrivent Mid Cap Stock	10,079,234	2,369,563	(2,016,820)	10,431,977	2,906,829	(2,778,066)	10,560,740
Thrivent Mid Cap Value	—	—	—	—	248,345	(46,744)	201,601
Thrivent Moderate Allocation	530,655,741	113,164,806	(139,345,119)	504,475,428	115,578,747	(145,399,012)	474,655,163
Thrivent Moderately Aggressive Allocation	279,434,222	47,785,291	(58,144,551)	269,074,962	68,034,229	(82,831,666)	254,277,525
Thrivent Moderately Conservative Allocation	316,185,585	83,991,107	(93,355,133)	306,821,559	57,808,687	(63,510,339)	301,119,907
Thrivent Money Market	147,676,749	146,673,101	(128,103,373)	166,246,477	357,612,795	(249,472,620)	274,386,652
Thrivent Multidimensional Income	1,472,948	1,251,797	(527,331)	2,197,414	971,324	(884,714)	2,284,024
Thrivent Opportunity Income Plus	11,353,707	5,516,166	(3,209,917)	13,659,956	5,493,737	(4,801,746)	14,351,947
Thrivent Partner Emerging Markets Equity	6,161,680	1,302,606	(1,772,812)	5,691,474	1,451,223	(2,133,875)	5,008,822
Thrivent Partner Healthcare	7,684,570	1,530,038	(1,778,222)	7,436,386	2,215,648	(2,016,659)	7,635,375
Thrivent Real Estate Securities	5,050,081	1,148,306	(1,081,512)	5,116,875	1,134,954	(1,482,464)	4,769,365
Thrivent Small Cap Growth Subaccount	1,023,853	1,463,837	(745,691)	1,741,999	3,249,267	(1,296,384)	3,694,882
Thrivent Small Cap Index	10,463,683	2,784,162	(2,023,188)	11,224,657	3,651,058	(3,022,084)	11,853,631
Thrivent Small Cap Stock	6,957,129	1,293,985	(1,425,535)	6,825,579	1,838,220	(1,999,536)	6,664,263
Vanguard® VIF Capital Growth	84,181	27,103	(22,265)	89,019	16,763	(34,824)	70,958
Vanguard® VIF International	73,494	31,451	(8,380)	96,565	41,395	(37,184)	100,776
Vanguard® VIF Short-Term Investment-Grade	56,379	41,764	(7,503)	90,640	37,450	(66,381)	61,709
Vanguard® VIF Small Company Growth	54,425	51,668	(29,095)	76,998	12,106	(38,602)	50,502
Vanguard® VIF Total Bond Market Index	308,191	295,395	(27,612)	575,974	250,779	(107,753)	719,000
Vanguard® VIF Total Stock Market Index	332,469	129,032	(72,588)	388,913	164,236	(89,881)	463,268

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2020 were as follows:
Subaccount	Purchases	Sales
American Funds IS® Global Growth Class 1	$ 201,900	$ 522,475
American Funds IS® Global Growth Class 4	5,204,605	6,102
American Funds IS® Growth-Income Class 1	538,177	277,479
American Funds IS® Growth-Income Class 4	5,221,942	70,441
American Funds IS® International Growth and Income Class 4	1,020,246	12,870
American Funds IS® International Class 1	163,516	346,100
American Funds IS® International Class 4	893,429	5,848
BlackRock Total Return V.I. Class I	116,162	34,861
BlackRock Total Return V.I. Class III	11,889,208	44,167
DFA VA International Small Portfolio	83,003	195,260
DFA VA US Targeted Value	156,943	229,877
Eaton Vance VT Floating-Rate Income Initial Share Class	1,368,249	20,849
Fidelity® VIP Emerging Markets Initial Class	314,690	382,041
Fidelity VIP Emerging Markets Service Class 2	2,156,055	2,142
Fidelity VIP Energy Service Class 2	632,029	22,769
Fidelity® VIP International Capital Appreciation Initial Class	53,188	195,250
Fidelity VIP International Capital Appreciation Service Class 2	4,724,830	48,680
Fidelity® VIP Value Initial Class	158,711	299,287
Fidelity VIP Value Service Class 2	1,506,904	30,271
Franklin Small Cap Value VIP Class 2	1,738,648	7,010
Goldman Sachs VIT Core Fixed Income Service Shares	7,323,683	44,102
Goldman Sachs VIT Small Cap Equity Insights Service Shares	734,455	8,137
Janus Henderson Enterprise Institutional Class	656,251	463,174
Janus Henderson VIT Enterprise Service Class	2,343,711	113,607
Janus Henderson VIT Forty Service Class	5,764,760	81,944
John Hancock Core Bond Trust Series I	247,938	433,130
John Hancock Core Bond Trust Series II	2,674,203	5,240
John Hancock International Equity Index Trust B Series I	93,405	45,789
John Hancock International Small Company Trust Series II	334,264	2,084
John Hancock Strategic Income Opportunities Trust Series I	98,092	48,248
John Hancock Strategic Income Opportunities Trust Series II	2,301,714	28,192
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	16,970	13,363
MFS® VIT II - Core Equity Service Class	1,667,150	2,630
MFS® VIT III Global Real Estate Service Class	432,377	606
MFS® VIT II - MFS® Corporate Bond Initial Class	137,901	289,006
MFS® VIT III - MFS® Global Real Estate Initial Class	17,531	13,291
MFS® VIT II - MFS® International Intrinsic Value Initial Class	37,088	38,768
MFS® VIT III - MFS® Mid Cap Value Initial Class	44,866	68,016
MFS® VIT III Mid Cap Value Service Class	589,967	6,457
MFS® VIT - New Discovery Series Service Class	2,697,219	25,567
MFS® VIT II - MFS® Technology Initial Class	537,038	750,658
MFS® VIT II Technology Service Class	4,445,226	16,643

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued
Subaccount	Purchases	Sales
MFS® VIT - MFS® Value Initial Class	247,795	140,481
MFS® VIT Value Series Service Class	720,278	2,607
PIMCO VIT Emerging Markets Bond Institutional Class	96,371	518,743
PIMCO VIT Emerging Markets Bond Advisor Class	240,714	358
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	32,945	93,136
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	831,256	1,163
PIMCO VIT Long-Term U.S. Government Institutional Class	997,071	176,588
PIMCO VIT Long-Term US Government Advisor Class	4,642,163	198,233
PIMCO VIT Real Return Institutional Class	63,483	27,069
PIMCO VIT Real Return Advisor Class	5,879,374	36,174
Principal Capital Appreciation Class 2	1,742,203	3,646
Principal Diversified International	129,355	72,183
Principal Government & High Quality Bond	204,875	376,495
Principal Small Cap	193,225	102,309
Principal VC Equity Income Class 2	2,464,081	18,977
Putnam VT International Value Class 1B	288,165	2,678
Putnam VT Research Class 1B	1,302,310	1,634
Templeton Global Bond VIP Class 1	202,831	231,001
Templeton Global Bond VIP Class 2	797,452	1,244
Thrivent Aggressive Allocation	236,936,758	187,744,190
Thrivent All Cap Subaccount	28,863,234	16,951,226
Thrivent Balanced Income Plus	47,831,880	49,477,802
Thrivent Diversified Income Plus	118,460,270	119,951,602
Thrivent ESG Index	6,319,707	298,547
Thrivent Global Stock	37,387,448	38,074,548
Thrivent Government Bond	85,215,508	39,847,344
Thrivent High Yield	63,789,638	44,249,368
Thrivent Income	170,981,782	41,009,066
Thrivent International Allocation	32,567,281	45,343,136
Thrivent International Index	6,464,665	340,625
Thrivent Large Cap Growth	483,390,390	112,282,427
Thrivent Large Cap Index	122,493,944	143,210,863
Thrivent Large Cap Value	45,901,630	36,769,655
Thrivent Limited Maturity Bond	229,052,665	74,458,206
Thrivent Low Volatility Equity	15,496,262	12,471,183
Thrivent Mid Cap Growth	23,002,902	1,273,658
Thrivent Mid Cap Index	62,780,703	60,485,294
Thrivent Mid Cap Stock	57,037,620	63,160,985
Thrivent Mid Cap Value	2,819,472	418,249
Thrivent Moderate Allocation	1,684,646,260	1,807,831,161
Thrivent Moderately Aggressive Allocation	1,131,057,735	1,126,246,333
Thrivent Moderately Conservative Allocation	781,672,744	681,151,994
Thrivent Money Market	278,041,262	172,327,432
Thrivent Multidimensional Income	8,621,615	7,738,599

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued
Subaccount	Purchases	Sales
Thrivent Opportunity Income Plus	64,841,771	50,411,808
Thrivent Partner Emerging Markets Equity	13,279,161	21,561,199
Thrivent Partner Healthcare	36,219,979	38,009,642
Thrivent Real Estate Securities	18,735,993	28,365,498
Thrivent Small Cap Growth Subaccount	36,483,907	11,092,702
Thrivent Small Cap Index	64,510,205	49,853,702
Thrivent Small Cap Stock	49,404,902	38,354,438
Vanguard® VIF Capital Growth	281,371	526,179
Vanguard® VIF International	597,922	528,579
Vanguard® VIF Short-Term Investment-Grade	419,021	718,725
Vanguard® VIF Small Company Growth	213,725	486,381
Vanguard® VIF Total Bond Market Index	2,806,548	1,024,584
Vanguard® VIF Total Stock Market Index	2,410,702	1,135,242
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, except as indicated in Note 1, follows:
Subaccount	2020	2019	2018	2017	2016
American Funds IS® Global Growth Class 1
Units (a)	36,615	56,764	55,480	3,620	—
Unit value	$ 17.48	13.47	$ 10.01	$ 11.06	—
Net assets	$ 640,526	$764,617	$555,220	$ 40,033	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	0.52%	1.40%	1.31%	1.14%	—%
Total return (d)	29.80%	34.60%	(9.50)%	10.58%	—%
American Funds IS® Global Growth Class 4
Units (a)	459,264	—	—	—	—
Unit value	$12.46-$12.44	—	—	—	—
Net assets	$ 5,712,550	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.03%	—%	—%	—%	—%
Total return (d)	24.38 - 24.57%	—%	—%	—%	—%
American Funds IS® Growth-Income Class 1
Units (a)	49,596	33,107	30,470	37,690	—
Unit value	$ 15.41	13.64	$ 10.87	$ 11.12	—
Net assets	$ 764,147	$451,569	$331,113	$419,170	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	1.65%	1.96%	1.43%	2.61%	—%
Total return (d)	12.96%	25.51%	(2.29)%	11.22%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
American Funds IS® Growth-Income Class 4
Units (a)	474,948	—	—	—	—
Unit value	$11.72-$11.71	—	—	—	—
Net assets	$ 5,559,670	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.56%	—%	—%	—%	—%
Total return (d)	17.06 - 17.24%	—%	—%	—%	—%
American Funds IS® International Growth and Income Class 4
Units (a)	90,952	—	—	—	—
Unit value	$12.42-$12.40	—	—	—	—
Net assets	$ 1,128,128	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.95%	—%	—%	—%	—%
Total return (d)	24.04 - 24.22%	—%	—%	—%	—%
American Funds IS® International Class 1
Units (a)	94,691	111,382	87,025	30,711	—
Unit value	$ 13.32	11.75	$ 9.61	$ 11.12	—
Net assets	$ 1,261,546	$1,308,350	$835,891	$341,411	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	0.90%	1.95%	2.47%	2.46%	—%
Total return (d)	13.42%	22.29%	(13.60)%	11.17%	—%
American Funds IS® International Class 4
Units (a)	80,030	—	—	—	—
Unit value	$12.78-$12.76	—	—	—	—
Net assets	$ 1,020,861	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.62%	—%	—%	—%	—%
Total return (d)	27.56 - 27.75%	—%	—%	—%	—%
BlackRock Total Return V.I. Class I
Units (a)	21,410	15,686	15,861	5,395	—
Unit value	$ 11.68	10.81	$ 9.95	$ 10.07	—
Net assets	$ 249,847	$ 169,330	$157,558	$ 54,356	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	2.15%	2.91%	2.62%	1.04%	—%
Total return (d)	8.07%	8.67%	(1.21)%	0.70%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
BlackRock Total Return V.I. Class III
Units (a)	1,117,776	—	—	—	—
Unit value	$10.23-$10.21	—	—	—	—
Net assets	$ 11,399,787	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.62%	—%	—%	—%	—%
Total return (d)	2.12 - 2.27%	—%	—%	—%	—%
DFA VA International Small Portfolio
Units (a)	30,595	42,767	54,552	26,500	—
Unit value	$ 11.86	10.92	$ 8.88	$ 11.15	—
Net assets	$ 362,877	$ 467,093	$484,506	$295,587	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	1.93%	2.19%	1.71%	5.40%	—%
Total return (d)	8.59%	22.97%	(20.37)%	11.54%	—%
DFA VA US Targeted Value
Units (a)	91,976	96,658	91,290	17,862	—
Unit value	$ 11.49	11.14	$ 9.15	$ 10.96	—
Net assets	$ 1,057,200	$1,076,390	$835,736	$195,844	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	1.75%	1.49%	1.31%	2.51%	—%
Total return (d)	3.20%	21.64%	(16.50)%	9.64%	—%
Eaton Vance VT Floating-Rate Income Initial Share Class
Units (a)	129,617	—	—	—	—
Unit value	$10.59-$10.57	—	—	—	—
Net assets	$ 1,370,342	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.51%	—%	—%	—%	—%
Total return (d)	5.70 - 5.86%	—%	—%	—%	—%
Fidelity® VIP Emerging Markets Initial Class
Units (a)	85,757	98,656	52,445	27,453	—
Unit value	$ 16.14	12.37	$ 9.61	$ 11.79	—
Net assets	$ 1,382,046	$1,218,772	$504,137	$323,776	—
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	—%
Investment income ratio (c)	0.82%	1.96%	0.73%	1.01%	—%
Total return (d)	30.48%	28.68%	(18.49)%	17.94%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Fidelity VIP Emerging Markets Service Class 2
Units (a)	178,851	—	—	—	—
Unit value	$13.65-$13.63	—	—	—	—
Net assets	$ 2,436,975	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.85%	—%	—%	—%	—%
Total return (d)	36.26 - 36.46%	—%	—%	—%	—%
Fidelity VIP Energy Service Class 2
Units (a)	62,473	—	—	—	—
Unit value	$10.79-$10.77	—	—	—	—
Net assets	$ 673,078	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	4.36%	—%	—%	—%	—%
Total return (d)	7.74 - 7.90%	—%	—%	—%	—%
Fidelity® VIP International Capital Appreciation Initial Class
Units (a)	35,204	47,586	42,182	—	—
Unit value	$ 15.71	12.93	$ 9.76	$ 11.25	—
Net assets	$ 553,046	$615,271	$411,523	$ 0	—
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	—%
Investment income ratio (c)	0.28%	0.58%	1.37%	—%	—%
Total return (d)	21.50%	32.53%	(13.27)%	12.49%	—%
Fidelity VIP International Capital Appreciation Service Class 2
Units (a)	411,670	—	—	—	—
Unit value	$12.32-$12.30	—	—	—	—
Net assets	$ 5,064,332	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.25%	—%	—%	—%	—%
Total return (d)	23.02 - 23.21%	—%	—%	—%	—%
Fidelity® VIP Value Initial Class
Units (a)	29,117	43,240	40,004	6,818	—
Unit value	$ 12.82	12.14	$ 9.24	$ 10.79	—
Net assets	$ 373,257	$524,795	$369,675	$73,567	—
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	—%
Investment income ratio (c)	1.56%	1.86%	1.44%	1.90%	—%
Total return (d)	5.62%	31.34%	(14.36)%	7.90%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Fidelity VIP Value Service Class 2
Units (a)	130,177	—	—	—	—
Unit value	$13.13-$13.11	—	—	—	—
Net assets	$ 1,707,050	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.76%	—%	—%	—%	—%
Total return (d)	31.13 - 31.33%	—%	—%	—%	—%
Franklin Small Cap Value VIP Class 2
Units (a)	152,184	—	—	—	—
Unit value	$12.83-$12.81	—	—	—	—
Net assets	$ 1,949,191	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	28.08 - 28.27%	—%	—%	—%	—%
Goldman Sachs VIT Core Fixed Income Service Shares
Units (a)	714,151	—	—	—	—
Unit value	$10.18-$10.16	—	—	—	—
Net assets	$ 7,256,760	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.93%	—%	—%	—%	—%
Total return (d)	1.62 - 1.77%	—%	—%	—%	—%
Goldman Sachs VIT Small Cap Equity Insights Service Shares
Units (a)	66,287	—	—	—	—
Unit value	$12.84-$12.82	—	—	—	—
Net assets	$ 849,514	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	28.18 - 28.37%	—%	—%	—%	—%
Janus Henderson Enterprise Institutional Class
Units (a)	97,240	86,587	62,265	5,797	—
Unit value	$ 17.59	14.81	$ 11.00	$ 11.11	—
Net assets	$ 1,710,641	$1,282,642	$684,872	$64,413	—
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	—%
Investment income ratio (c)	0.11%	0.20%	0.25%	0.00%	—%
Total return (d)	18.76%	34.67%	(1.01)%	11.12%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Janus Henderson VIT Enterprise Service Class
Units (a)	195,495	—	—	—	—
Unit value	$12.76-$12.74	—	—	—	—
Net assets	$ 2,490,231	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	27.38 - 27.57%	—%	—%	—%	—%
Janus Henderson VIT Forty Service Class
Units (a)	492,574	—	—	—	—
Unit value	$12.50-$12.48	—	—	—	—
Net assets	$ 6,148,759	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	24.83 - 25.02%	—%	—%	—%	—%
John Hancock Core Bond Trust Series I
Units (a)	51,746	68,633	24,596	13,247	—
Unit value	$ 11.64	10.75	$ 9.98	$ 10.08	—
Net assets	$ 602,436	$738,097	$245,381	$133,554	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	2.14%	3.40%	2.76%	3.08%	—%
Total return (d)	8.25%	7.80%	(1.04)%	0.82%	—%
John Hancock Core Bond Trust Series II
Units (a)	262,694	—	—	—	—
Unit value	$10.15-$10.13	—	—	—	—
Net assets	$ 2,661,499	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	2.42%	—%	—%	—%	—%
Total return (d)	1.32 - 1.47%	—%	—%	—%	—%
John Hancock International Equity Index Trust B Series I
Units (a)	15,364	10,288	8,883	—	—
Unit value	$ 12.59	11.42	$ 9.45	$ 11.06	—
Net assets	$ 193,386	$117,505	$ 83,962	$ 0	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	2.79%	2.63%	2.86%	—%	—%
Total return (d)	10.20%	20.84%	(14.53)%	10.59%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
John Hancock International Small Company Trust Series II
Units (a)	28,117	—	—	—	—
Unit value	$12.78-$12.76	—	—	—	—
Net assets	$ 358,695	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.65%	—%	—%	—%	—%
Total return (d)	27.57 - 27.76%	—%	—%	—%	—%
John Hancock Strategic Income Opportunities Trust Series I
Units (a)	35,367	31,347	31,007	5,169	—
Unit value	$ 11.48	10.62	$ 9.62	$ 10.17	—
Net assets	$ 405,899	$332,953	$298,200	$52,594	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.91%	2.88%	5.40%	3.33%	—%
Total return (d)	8.05%	10.44%	(5.48)%	1.74%	—%
John Hancock Strategic Income Opportunities Trust Series II
Units (a)	215,685	—	—	—	—
Unit value	$10.81-$10.79	—	—	—	—
Net assets	$ 2,327,734	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.73%	—%	—%	—%	—%
Total return (d)	7.92 - 8.09%	—%	—%	—%	—%
MFS® VIT II - MFS® Blended Research Core Equity Initial Class
Units (a)	13,235	13,848	12,426	3,054	—
Unit value	$ 15.01	13.08	$ 10.18	$ 11.09	—
Net assets	$ 198,703	$181,156	$126,476	$33,867	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.65%	1.57%	1.28%	1.04%	—%
Total return (d)	14.76%	28.53%	(8.20)%	10.88%	—%
MFS® VIT II - Core Equity Service Class
Units (a)	148,578	—	—	—	—
Unit value	$12.10-$12.08	—	—	—	—
Net assets	$ 1,794,795	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.20%	—%	—%	—%	—%
Total return (d)	20.80 - 20.98%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
MFS® VIT III Global Real Estate Service Class
Units (a)	39,461	—	—	—	—
Unit value	$11.59-$11.57	—	—	—	—
Net assets	$ 456,663	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.16%	—%	—%	—%	—%
Total return (d)	15.73 - 15.90%	—%	—%	—%	—%
MFS® VIT II - MFS® Corporate Bond Initial Class
Units (a)	23,218	36,690	29,027	2,457	—
Unit value	$ 12.35	11.23	$ 9.84	$ 10.20	—
Net assets	$ 286,838	$412,007	$285,732	$ 25,057	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	3.35%	4.58%	4.36%	0.00%	—%
Total return (d)	10.02%	14.08%	(3.49)%	1.99%	—%
MFS® VIT III - MFS® Global Real Estate Initial Class
Units (a)	9,382	9,591	5,917	574	—
Unit value	$ 13.01	12.89	$ 10.21	$ 10.58	—
Net assets	$ 122,082	$123,594	$ 60,401	$ 6,077	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	4.78%	4.24%	4.20%	0.00%	—%
Total return (d)	0.98%	26.24%	(3.52)%	5.80%	—%
MFS® VIT II - MFS® International Intrinsic Value Initial Class
Units (a)	32,131	33,021	30,035	15,113	—
Unit value	$ 14.78	12.33	$ 9.84	$ 10.92	—
Net assets	$ 474,915	$406,989	$295,403	$165,059	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.02%	1.88%	0.90%	0.49%	—%
Total return (d)	19.92%	25.32%	(9.94)%	9.21%	—%
MFS® VIT III - MFS® Mid Cap Value Initial Class
Units (a)	11,331	13,858	16,976	32,662	—
Unit value	$ 12.70	12.29	$ 9.42	$ 10.69	—
Net assets	$ 143,958	$170,357	$159,956	$349,297	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.34%	1.00%	0.61%	0.42%	—%
Total return (d)	3.35%	30.47%	(11.89)%	6.94%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
MFS® VIT III Mid Cap Value Service Class
Units (a)	51,428	—	—	—	—
Unit value	$12.48-$12.46	—	—	—	—
Net assets	$ 640,965	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.34%	—%	—%	—%	—%
Total return (d)	24.63 - 24.82%	—%	—%	—%	—%
MFS® VIT - New Discovery Series Service Class
Units (a)	225,301	—	—	—	—
Unit value	$13.79-$13.76	—	—	—	—
Net assets	$ 3,101,126	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	37.64 - 37.85%	—%	—%	—%	—%
MFS® VIT II - MFS® Technology Initial Class
Units (a)	65,164	72,434	44,464	3,822	—
Unit value	$ 23.00	15.74	$ 11.62	$ 11.48	—
Net assets	$ 1,498,927	$1,140,399	$516,718	$ 43,881	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	—%
Total return (d)	46.10%	35.48%	1.22%	14.81%	—%
MFS® VIT II Technology Service Class
Units (a)	387,944	—	—	—	—
Unit value	$12.39-$12.37	—	—	—	—
Net assets	$ 4,798,306	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	23.69 - 23.87%	—%	—%	—%	—%
MFS® VIT - MFS® Value Initial Class
Units (a)	36,708	28,905	23,708	12,531	—
Unit value	$ 12.80	12.43	$ 9.62	$ 10.76	—
Net assets	$ 469,732	$ 359,258	$228,147	$134,789	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.83%	2.29%	1.71%	0.85%	—%
Total return (d)	2.96%	29.15%	(10.54)%	7.57%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
MFS® VIT Value Series Service Class
Units (a)	64,906	—	—	—	—
Unit value	$11.86-$11.84	—	—	—	—
Net assets	$ 768,366	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.72%	—%	—%	—%	—%
Total return (d)	18.38 - 18.56%	—%	—%	—%	—%
PIMCO VIT Emerging Markets Bond Institutional Class
Units (a)	24,953	65,383	101,395	1,563	—
Unit value	$ 11.83	11.16	$ 9.78	$ 10.33	—
Net assets	$ 295,297	$729,533	$991,718	$16,143	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	4.94%	4.59%	4.45%	2.54%	—%
Total return (d)	6.07%	14.08%	(5.32)%	3.30%	—%
PIMCO VIT Emerging Markets Bond Advisor Class
Units (a)	22,667	—	—	—	—
Unit value	$10.89-$10.87	—	—	—	—
Net assets	$ 246,490	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	2.10%	—%	—%	—%	—%
Total return (d)	8.74 - 8.90%	—%	—%	—%	—%
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class
Units (a)	7,536	13,620	16,138	5,931	—
Unit value	$ 11.31	10.34	$ 9.80	$ 10.29	—
Net assets	$ 85,241	$140,765	$158,106	$61,007	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	2.65%	2.61%	8.29%	2.68%	—%
Total return (d)	9.46%	5.49%	(4.78)%	2.90%	—%
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class
Units (a)	79,114	—	—	—	—
Unit value	$10.93-$10.92	—	—	—	—
Net assets	$ 863,759	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.49%	—%	—%	—%	—%
Total return (d)	9.16 - 9.32%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
PIMCO VIT Long-Term U.S. Government Institutional Class
Units (a)	74,789	15,492	16,025	1,113	—
Unit value	$ 13.07	11.20	$ 9.94	$ 10.25	—
Net assets	$ 977,200	$173,472	$159,311	$ 11,402	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	1.75%	2.22%	2.54%	1.19%	—%
Total return (d)	16.69%	12.64%	(2.98)%	2.46%	—%
PIMCO VIT Long-Term US Government Advisor Class
Units (a)	452,374	—	—	—	—
Unit value	$ 9.67-$9.65	—	—	—	—
Net assets	$ 4,366,319	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.77%	—%	—%	—%	—%
Total return (d)	(3.48) - (3.33)%	—%	—%	—%	—%
PIMCO VIT Real Return Institutional Class
Units (a)	18,857	15,889	30,109	44,631	—
Unit value	$ 11.87	10.69	$ 9.91	$ 10.20	—
Net assets	$ 223,760	$169,797	$298,495	$455,218	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	1.57%	2.00%	3.16%	1.46%	—%
Total return (d)	11.04%	7.79%	(2.80)%	2.00%	—%
PIMCO VIT Real Return Advisor Class
Units (a)	566,896	—	—	—	—
Unit value	$10.49-$10.47	—	—	—	—
Net assets	$ 5,937,347	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.70%	—%	—%	—%	—%
Total return (d)	4.73 - 4.89%	—%	—%	—%	—%
Principal Capital Appreciation Class 2
Units (a)	150,236	—	—	—	—
Unit value	$12.22-$12.20	—	—	—	—
Net assets	$ 1,833,496	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.70%	—%	—%	—%	—%
Total return (d)	22.04 - 22.23%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Principal Diversified International
Units (a)	16,014	9,937	17,042	2,869	—
Unit value	$ 12.75	11.06	$ 9.08	$ 11.10	—
Net assets	$ 204,193	$109,897	$154,772	$ 31,832	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	3.40%	0.95%	2.99%	2.32%	—%
Total return (d)	15.29%	21.77%	(18.16)%	10.97%	—%
Principal Government & High Quality Bond
Units (a)	23,053	39,692	33,107	4,857	—
Unit value	$ 10.84	10.61	$ 10.04	$ 10.03	—
Net assets	$ 249,763	$421,256	$332,548	$ 48,712	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	3.00%	2.83%	5.15%	0.00%	—%
Total return (d)	2.10%	5.66%	0.15%	0.29%	—%
Principal Small Cap
Units (a)	24,513	17,964	25,900	32,493	—
Unit value	$ 14.88	12.27	$ 9.70	$ 10.97	—
Net assets	$ 364,744	$220,392	$251,290	$356,468	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	0.59%	0.30%	0.18%	0.14%	—%
Total return (d)	21.28%	26.45%	(11.56)%	9.71%	—%
Principal VC Equity Income Class 2
Units (a)	212,353	—	—	—	—
Unit value	$12.40-$12.38	—	—	—	—
Net assets	$ 2,628,630	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.99%	—%	—%	—%	—%
Total return (d)	23.79 - 23.97%	—%	—%	—%	—%
Putnam VT International Value Class 1B
Units (a)	26,217	—	—	—	—
Unit value	$12.24-$12.22	—	—	—	—
Net assets	$ 320,332	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	22.19 - 22.37%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Putnam VT Research Class 1B
Units (a)	115,149	—	—	—	—
Unit value	$ 12.14-$12.12	—	—	—	—
Net assets	$ 1,396,070	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	— %	— %	— %	— %
Investment income ratio (c)	0.00%	— %	— %	— %	— %
Total return (d)	21.24 - 21.42%	— %	— %	— %	— %
Templeton Global Bond VIP Class 1
Units (a)	38,896	44,162	76,770	19,390	—
Unit value	$ 9.63	10.21	$ 10.04	$ 9.88	—
Net assets	$ 374,605	$ 450,763	$ 770,914	$ 191,650	—
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	— %
Investment income ratio (c)	7.43%	7.49%	0.00%	0.00%	— %
Total return (d)	(5.64) %	1.65%	1.60%	(1.16) %	— %
Templeton Global Bond VIP Class 2
Units (a)	80,372	—	—	—	—
Unit value	$ 9.96-$9.94	—	—	—	—
Net assets	$ 799,252	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	— %	— %	— %	— %
Investment income ratio (c)	0.00%	— %	— %	— %	— %
Total return (d)	(0.56) - (0.41)%	— %	— %	— %	— %
Thrivent Aggressive Allocation
Units (a)	45,770,855	44,968,357	44,820,274	42,471,311	40,610,746
Unit value	$ 29.22-$27.06	$ 25.18-$23.54	$20.28-$19.14	$21.89-$20.86	$18.19-$17.50
Net assets	$1,315,366,149	$1,157,119,214	$ 931,039,212	$ 955,303,630	$ 761,460,642
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.19%	1.31%	0.67%	0.73%	0.98%
Total return (d)	14.93 - 16.03%	22.98 - 24.16%	(8.23) - (7.35)%	19.23 - 20.37%	8.04 - 9.07%
Thrivent All Cap Subaccount
Units (a)	2,815,027	2,822,123	2,855,719	2,874,622	2,832,625
Unit value	$ 15.53-$32.65	$ 12.66-$27.01	$ 9.75-$21.14	$10.87-$23.91	$20.16-$20.26
Net assets	$ 104,192,038	$ 88,519,017	$ 69,904,658	$ 79,437,471	$ 66,307,490
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.74%	0.63%	0.52%	0.48%	0.27%
Total return (d)	20.85 - 22.68%	27.82 - 29.75%	(11.60) - (10.25)%	8.69 - 17.99%	3.78 - 4.78%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Balanced Income Plus
Units (a)	13,099,180	13,297,337	12,782,078	11,625,904	10,447,339
Unit value	$12.63-$20.11	$11.62-$18.78	$ 9.96-$16.35	$19.27-$17.52	$17.42-$15.98
Net assets	$ 295,972,316	$ 282,500,355	$ 235,334,024	$ 229,154,309	$ 187,908,579
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.88%	2.91%	2.44%	2.33%	2.51%
Total return (d)	7.05 - 8.68%	14.91 - 16.65%	(6.67) - (5.25)%	9.58 - 10.62%	5.05 - 6.05%
Thrivent Diversified Income Plus
Units (a)	33,619,798	34,421,992	31,980,802	29,835,295	26,114,301
Unit value	$12.18-$19.87	$11.39-$18.86	$10.06-$16.90	$10.38-$17.70	$17.79-$16.50
Net assets	$ 750,655,046	$ 730,828,525	$ 604,920,563	$ 588,835,304	$ 479,655,574
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.37%	3.51%	3.05%	3.03%	3.41%
Total return (d)	5.34 - 6.94%	11.60 - 13.28%	(4.53) - (3.08)%	3.76 - 7.29%	5.06 - 6.07%
Thrivent ESG Index
Units (a)	527,156	—	—	—	—
Unit value	$12.91-$12.78	—	—	—	—
Net assets	$ 6,682,274	—	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	— %	— %	— %	— %
Investment income ratio (c)	1.58%	— %	— %	— %	— %
Total return (d)	27.84 - 29.13%	— %	— %	— %	— %
Thrivent Global Stock
Units (a)	8,041,771	8,935,979	9,564,253	9,635,196	9,723,264
Unit value	$14.00-$22.13	$12.20-$19.58	$ 9.96-$16.23	$10.91-$18.04	$16.16-$15.18
Net assets	$ 214,093,727	$ 210,213,174	$ 185,450,058	$ 207,954,284	$ 176,595,228
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.72%	1.45%	1.23%	1.27%	1.27%
Total return (d)	13.04 - 14.75%	20.64 - 22.46%	(10.06) - (8.70)%	9.11 - 18.88%	3.44 - 4.43%
Thrivent Government Bond
Units (a)	13,248,482	10,075,707	10,222,090	11,260,032	10,884,186
Unit value	$15.93-$13.74	$15.00-$13.07	$14.30-$12.58	$14.41-$12.80	$14.13-$12.67
Net assets	$ 200,209,449	$ 146,600,795	$ 142,256,483	$ 158,194,680	$ 150,570,603
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.45%	2.18%	2.42%	2.01%	1.67%
Total return (d)	5.20 - 6.20%	3.86 - 4.85%	(1.70) - (0.76)%	1.03 - 1.99%	(0.42) - 0.53%
Thrivent High Yield
Units (a)	12,084,885	10,920,514	10,434,843	10,245,056	8,998,529
Unit value	$11.52-$20.58	$11.26-$20.41	$ 9.89-$18.19	$10.26-$19.18	$19.59-$18.19
Net assets	$ 268,932,773	$ 255,950,408	$ 218,219,514	$ 226,113,783	$ 189,656,791
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	5.23%	5.56%	5.81%	5.45%	5.68%
Total return (d)	0.82 - 2.35%	12.18 - 13.88%	(5.14) - (3.69)%	2.64 - 5.45%	10.64 - 11.70%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Income
Units (a)	23,840,944	15,786,703	13,870,343	13,781,357	12,288,741
Unit value	$ 12.51-$17.36	$11.24-$15.84	$ 9.94-$14.21	$10.22-$14.83	$15.81-$14.22
Net assets	$ 434,815,946	$ 279,168,099	$ 220,207,234	$ 227,424,975	$ 194,026,367
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.87%	3.35%	3.68%	3.32%	3.42%
Total return (d)	9.60 - 11.26%	11.46 - 13.14%	(4.17) - (2.71)%	2.16 - 4.29%	4.09 - 5.08%
Thrivent International Allocation
Units (a)	21,954,746	24,048,940	25,401,542	24,216,038	20,847,437
Unit value	$ 11.34-$11.05	$10.95-$10.83	$ 9.12-$9.16	$10.83-$11.04	$ 9.86-$9.08
Net assets	$ 262,864,089	$ 280,250,873	$ 248,758,828	$ 283,860,506	$ 199,894,108
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.27%	2.32%	2.80%	2.09%	2.21%
Total return (d)	2.02 - 3.57%	18.21 - 20.00%	(17.00) - (15.73)%	8.28 - 21.52%	1.40 - 2.37%
Thrivent International Index
Units (a)	540,512	—	—	—	—
Unit value	$ 12.88-$12.75	—	—	—	—
Net assets	$ 6,769,981	—	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	— %	— %	— %	— %
Investment income ratio (c)	2.47%	— %	— %	— %	— %
Total return (d)	27.48 - 28.77%	— %	— %	— %	— %
Thrivent Large Cap Growth
Units (a)	22,630,148	12,957,513	12,354,687	11,078,482	11,171,905
Unit value	$ 21.52-$45.03	$15.08-$32.02	$11.39-$24.55	$25.26-$24.42	$19.78-$19.30
Net assets	$1,061,750,788	$ 482,619,386	$ 353,519,435	$ 318,142,076	$ 253,671,123
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.27%	0.01%	0.42%	0.39%	0.55%
Total return (d)	40.63 - 42.76%	30.40 - 32.37%	0.56 - 2.09%	26.52 - 27.72%	(3.33) - (2.41)%
Thrivent Large Cap Index
Units (a)	27,848,685	27,121,880	25,809,696	23,392,024	18,270,757
Unit value	$ 16.21-$31.78	$13.78-$27.42	$10.55-$21.31	$11.10-$22.77	$20.53-$19.10
Net assets	$ 946,222,165	$ 835,113,312	$ 617,304,075	$ 599,610,302	$ 396,128,772
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.59%	1.55%	1.44%	1.34%	1.85%
Total return (d)	15.89 - 17.65%	28.69 - 30.63%	(6.42) - (4.99)%	11.03 - 19.19%	9.58 - 10.63%
Thrivent Large Cap Value
Units (a)	8,494,451	8,173,386	7,931,483	7,837,676	7,855,507
Unit value	$ 13.07-$23.37	$12.57-$22.80	$10.15-$18.68	$11.16-$20.86	$19.54-$18.07
Net assets	$ 236,539,549	$ 225,600,558	$ 180,516,788	$ 200,116,470	$ 174,521,791
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.96%	1.55%	1.33%	1.38%	1.36%
Total return (d)	2.47 - 4.02%	22.04 - 23.89%	(10.43) - (9.06)%	11.57 - 15.44%	15.23 - 16.33%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Limited Maturity Bond
Units (a)	30,015,889	17,673,573	16,572,119	17,161,227	16,637,185
Unit value	$10.97-$11.59	$10.59-$11.36	$10.15-$11.05	$10.09-$11.15	$12.29-$11.07
Net assets	$ 382,320,724	$ 222,256,923	$ 201,510,343	$ 209,160,674	$ 200,203,484
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.04%	2.61%	2.49%	1.98%	1.93%
Total return (d)	2.05 - 3.59%	2.78 - 4.33%	(0.88) - 0.63%	0.69 - 0.87%	0.90 - 1.86%
Thrivent Low Volatility Equity
Units (a)	3,309,655	3,099,873	1,937,235	869,304	—
Unit value	$13.03-$12.54	$12.80-$12.51	$10.44-$10.36	$10.79-$10.87	—
Net assets	$ 42,299,248	$ 39,403,877	$ 20,259,157	$ 9,485,992	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	1.39%	1.05%	0.02%	1.26%	— %
Total return (d)	0.27 - 1.79%	20.81 - 22.64%	(4.74) - (3.29)%	7.90 - 8.71%	— %
Thrivent Mid Cap Growth
Units (a)	1,779,613	—	—	—	—
Unit value	$14.88-$14.73	—	—	—	—
Net assets	$ 25,785,096	—	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	— %	— %	— %	— %
Investment income ratio (c)	0.00%	— %	— %	— %	— %
Total return (d)	47.33 - 48.82%	— %	— %	— %	— %
Thrivent Mid Cap Index
Units (a)	12,599,220	12,349,062	11,579,891	10,275,725	8,105,097
Unit value	$13.68-$32.47	$12.11-$29.18	$ 9.66-$23.63	$10.93-$27.15	$24.23-$23.86
Net assets	$ 447,450,110	$ 407,814,426	$ 309,691,519	$ 318,009,323	$ 223,441,414
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.36%	1.18%	1.01%	0.88%	0.87%
Total return (d)	11.26 - 12.95%	23.50 - 25.36%	(12.97) - (11.64)%	9.31 - 13.80%	18.17 - 19.29%
Thrivent Mid Cap Stock
Units (a)	10,583,080	10,458,444	10,107,603	9,555,420	8,501,849
Unit value	$14.95-$37.95	$12.33-$31.78	$ 9.82-$25.68	$11.07-$29.39	$24.80-$25.17
Net assets	$ 464,981,691	$ 402,978,425	$ 316,395,262	$ 345,481,271	$ 268,834,287
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.50%	0.62%	0.34%	0.35%	0.38%
Total return (d)	19.39 - 21.20%	23.78 - 25.65%	(12.65) - (11.32)%	10.70 - 16.76%	26.29 - 27.50%
Thrivent Mid Cap Value
Units (a)	201,601	—	—	—	—
Unit value	$13.26-$13.12	—	—	—	—
Net assets	$ 2,648,090	—	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	— %	— %	— %	— %
Investment income ratio (c)	2.07%	— %	— %	— %	— %
Total return (d)	31.24 - 32.57%	— %	— %	— %	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Moderate Allocation
Units (a)	474,953,726	504,846,740	531,068,061	547,436,729	554,366,789
Unit value	$ 23.87-$16.40	$ 21.22-$14.81	$ 18.04-$12.79	$ 19.06-$13.72	$ 17.04-$12.46
Net assets	$9,859,224,387	$9,368,904,693	$8,354,500,017	$9,081,423,649	$8,209,330,013
Ratio of expenses to net assets (b)	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	1.99%	2.27%	1.73%	1.62%	1.69%
Total return (d)	10.76 - 12.49%	15.82 - 17.62%	(6.81) - (5.34)%	10.17 - 11.89%	6.20 - 7.86%
Thrivent Moderately Aggressive Allocation
Units (a)	254,503,383	269,294,479	279,729,097	277,346,557	274,735,344
Unit value	$ 26.26-$16.88	$ 23.17-$15.13	$ 19.15-$12.70	$ 20.55-$13.84	$ 17.76-$12.15
Net assets	$6,072,214,856	$5,713,878,815	$4,900,885,957	$5,191,316,046	$4,439,033,621
Ratio of expenses to net assets (b)	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	1.64%	1.84%	1.27%	1.21%	1.44%
Total return (d)	11.58 - 13.33%	19.10 - 20.96%	(8.24) - (6.79)%	13.92 - 15.69%	7.51 - 9.19%
Thrivent Moderately Conservative Allocation
Units (a)	301,352,955	307,114,415	316,472,734	319,832,160	312,668,711
Unit value	$ 20.30-$17.44	$ 18.58-$16.16	$ 16.28-$14.34	$ 17.00-$15.16	$ 15.67-$14.15
Net assets	$5,315,293,591	$4,982,901,491	$4,500,765,566	$4,777,862,801	$4,336,574,262
Ratio of expenses to net assets (b)	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%
Investment income ratio (c)	2.27%	2.53%	2.06%	1.79%	1.70%
Total return (d)	7.94 - 9.30%	12.67 - 14.09%	(5.41) - (4.22)%	7.14 - 8.48%	4.90 - 6.22%
Thrivent Money Market
Units (a)	274,389,851	166,249,843	147,681,260	125,287,793	154,959,260
Unit value	$ 1.03-$.90	$ 1.03-$.91	$ 1.01-$.92	$ 1.00-$.92	$ 1.03-$.93
Net assets	$ 271,701,235	$ 165,987,261	$ 146,518,896	$ 123,893,590	$ 154,476,716
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.22%	1.80%	1.48%	0.49%	0.00%
Total return (d)	(1.60) - (0.11)%	(0.09) - 1.42%	(0.44) - 1.07%	(1.38) - 0.15%	(1.88) - (0.95)%
Thrivent Multidimensional Income
Units (a)	2,298,985	2,214,225	1,478,279	784,072	—
Unit value	$ 11.70-$11.13	$ 11.09-$10.71	$ 9.68-$9.49	$ 10.27-$10.22	—
Net assets	$ 26,166,991	$ 24,109,675	$ 14,169,145	$ 8,045,063	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	0.00%	4.85%	5.88%	4.68%	— %
Total return (d)	3.85 - 5.42%	12.93 - 14.63%	(7.16) - (5.75)%	2.19 - 2.69%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Opportunity Income Plus
Units (a)	14,378,390	13,690,079	11,368,215	11,343,977	9,222,863
Unit value	$11.27-$14.05	$10.84-$13.72	$10.03-$12.89	$10.17-$13.27	$14.40-$12.93
Net assets	$ 222,189,723	$ 206,132,161	$ 159,691,257	$ 163,193,342	$ 128,425,827
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.32%	4.01%	4.11%	3.39%	3.37%
Total return (d)	2.41 - 3.97%	6.49 - 8.09%	(2.89) - (1.41)%	1.69 - 2.66%	4.37 - 5.37%
Thrivent Partner Emerging Markets Equity
Units (a)	5,015,606	5,701,478	6,172,791	5,844,298	4,314,841
Unit value	$13.96-$16.06	$11.02-$12.87	$ 9.21-$10.92	$10.87-$13.07	$11.33-$10.44
Net assets	$ 86,966,301	$ 78,712,667	$ 71,793,496	$ 80,852,521	$ 47,345,931
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.26%	0.75%	1.27%	0.67%	1.00%
Total return (d)	24.79 - 26.68%	17.89 - 19.67%	(16.50) - (15.23)%	8.66 - 25.25%	9.49 - 10.53%
Thrivent Partner Healthcare
Units (a)	7,637,889	7,439,494	7,687,884	7,735,294	7,652,027
Unit value	$15.89-$31.11	$13.43-$26.69	$10.71-$21.61	$ 9.93-$20.34	$18.85-$17.36
Net assets	$ 246,553,932	$ 212,367,156	$ 176,708,343	$ 166,185,867	$ 139,478,762
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.44%	0.42%	0.91%	0.26%	4.23%
Total return (d)	16.56 - 18.33%	23.49 - 25.35%	6.26 - 7.88%	(0.70) - 17.18%	(17.59) - (16.80)%
Thrivent Real Estate Securities
Units (a)	4,777,399	5,125,220	5,057,972	5,421,413	5,382,312
Unit value	$11.70-$22.79	$12.41-$24.54	$ 9.74-$19.55	$10.32-$21.04	$20.79-$20.24
Net assets	$ 134,355,521	$ 155,936,196	$ 123,771,761	$ 142,043,628	$ 136,102,894
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.01%	2.14%	2.01%	1.62%	1.46%
Total return (d)	(7.14) - (5.73)%	25.53 - 27.43%	(7.10) - (5.68)%	3.23 - 3.97%	5.48 - 6.48%
Thrivent Small Cap Growth Subaccount
Units (a)	3,695,052	1,742,182	1,023,853	—	—
Unit value	$17.99-$17.28	$11.62-$11.33	$ 9.09-$9.00	—	—
Net assets	$ 63,415,976	$ 19,941,374	$ 9,248,314	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	— %	— %
Total return (d)	52.45 - 54.76%	26.00 - 27.90%	(10.04) - (9.12)%	— %	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Small Cap Index
Units (a)	11,859,869	11,230,468	10,468,983	8,943,712	6,963,619
Unit value	$13.49-$32.12	$12.19-$29.47	$ 9.99-$24.52	$10.98-$27.36	$24.67-$24.65
Net assets	$ 418,911,563	$ 379,530,260	$294,522,812	$ 282,658,536	$ 201,593,603
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.18%	1.05%	0.94%	0.85%	0.97%
Total return (d)	9.01 - 10.66%	20.18 - 22.00%	(10.39) - (9.02)%	9.84 - 11.01%	23.75 - 24.93%
Thrivent Small Cap Stock
Units (a)	6,678,954	6,844,695	6,977,276	6,917,097	6,536,710
Unit value	$15.54-$30.04	$12.72-$24.95	$ 9.99-$19.90	$11.17-$22.57	$19.21-$18.98
Net assets	$ 252,029,483	$ 218,322,227	$178,146,550	$ 202,001,561	$ 163,759,080
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.69%	0.39%	0.42%	0.35%	0.33%
Total return (d)	20.38 - 22.20%	25.37 - 27.26%	(11.83) - (10.49)%	11.66 - 18.96%	23.57 - 24.75%
Vanguard® VIF Capital Growth
Units (a)	70,958	89,019	84,181	48,032	—
Unit value	$ 16.15	13.85	$ 11.03	$ 11.25	—
Net assets	$ 1,145,847	$ 1,232,881	$ 928,587	$ 540,212	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	— %
Investment income ratio (c)	1.43%	1.11%	0.70%	0.00%	— %
Total return (d)	16.59%	25.55%	(1.92) %	12.47%	— %
Vanguard® VIF International
Units (a)	100,776	96,565	73,494	9,468	—
Unit value	$ 20.23	12.93	$ 9.93	$ 11.45	—
Net assets	$ 2,034,331	$ 1,248,817	$ 729,791	$ 108,404	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	— %
Investment income ratio (c)	1.28%	1.38%	0.34%	0.00%	— %
Total return (d)	56.40%	30.24%	(13.27) %	14.49%	— %
Vanguard® VIF Short-Term Investment-Grade
Units (a)	61,709	90,640	56,379	11,252	—
Unit value	$ 11.04	10.54	$ 10.05	$ 10.02	—
Net assets	$ 681,017	$ 955,361	$ 566,464	$ 112,732	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	— %
Investment income ratio (c)	2.77%	2.28%	1.10%	0.00%	— %
Total return (d)	4.70%	4.90%	0.28%	0.19%	— %
Vanguard® VIF Small Company Growth
Units (a)	50,502	76,998	54,425	5,263	—
Unit value	$ 15.82	12.94	$ 10.18	$ 11.06	—
Net assets	$ 798,615	$ 996,521	$ 553,969	$ 58,206	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	— %
Investment income ratio (c)	0.74%	0.37%	0.18%	0.00%	— %
Total return (d)	22.26%	27.15%	(7.96) %	10.59%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Vanguard® VIF Total Bond Market Index
Units (a)	719,000	575,974	308,191	66,734	—
Unit value	$ 11.60	10.84	$ 10.02	$ 10.09	—
Net assets	$8,340,789	$6,241,958	$3,088,756	$673,058	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	2.25%	2.04%	1.96%	0.00%	—%
Total return (d)	7.04%	8.13%	(0.63)%	0.86%	—%
Vanguard® VIF Total Stock Market Index
Units (a)	463,268	388,913	332,469	57,479	—
Unit value	$ 16.29	13.58	$ 10.44	$ 11.08	—
Net assets	$7,545,779	$5,281,005	$3,470,105	$636,951	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.46%	1.44%	0.64%	0.00%	—%
Total return (d)	19.95%	30.10%	(5.81)%	10.82%	—%

(a)	These amounts represent the units for contracts in accumulation, contracts in death claim, and contracts in payout.
(b)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. The RPA fee is not included.
(c)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(d)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total returns and unit values are presented as a range of minimum to maximum values, based on the price level representing the minimum and maximum expense ratio amounts.
(7) UNIT FAIR VALUE
Thrivent Variable Annuity Account I contains three different products, which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, all three products offer the selection of additional death benefit options. Differences in the fee structure result in multiple different unit values, expense ratios and total returns. Units, unit values and asset balances for each subaccount are as follows:

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Flexible Premium Deferred Variable Annuity – 2002
Basic Death Benefits only – 1.10% Expense Ratio
Thrivent Aggressive Allocation	1,309,894	$30.68	$ 40,182,182
Thrivent All Cap Subaccount	116,085	$48.82	$ 5,667,167
Thrivent Balanced Income Plus	508,936	$27.58	$ 14,037,694
Thrivent Diversified Income Plus	521,063	$31.50	$ 16,412,124
Thrivent ESG Index	28,038	$12.85	$ 360,368
Thrivent Global Stock	704,672	$30.46	$ 21,464,750
Thrivent Government Bond	524,761	$16.72	$ 8,771,542
Thrivent High Yield	324,010	$33.21	$ 10,762,163
Thrivent Income	645,468	$22.47	$ 14,505,589
Thrivent International Allocation	1,642,835	$12.23	$ 20,085,965
Thrivent International Index	3,544	$12.82	$ 45,421
Thrivent Large Cap Growth	990,473	$63.37	$ 62,761,843
Thrivent Large Cap Index	710,942	$47.51	$ 33,777,827
Thrivent Large Cap Value	525,849	$36.53	$ 19,208,527
Thrivent Limited Maturity Bond	933,782	$13.81	$ 12,892,528
Thrivent Low Volatility Equity	42,806	$12.92	$ 553,030
Thrivent Mid Cap Growth	24,246	$14.81	$ 359,135
Thrivent Mid Cap Index	272,163	$54.16	$ 14,741,141
Thrivent Mid Cap Stock	522,068	$62.90	$ 32,836,072
Thrivent Mid Cap Value	8,418	$13.20	$ 111,082
Thrivent Moderate Allocation	5,792,949	$24.40	$141,358,221
Thrivent Moderately Aggressive Allocation	4,287,729	$27.19	$116,592,426
Thrivent Moderately Conservative Allocation	2,770,356	$20.52	$ 56,848,588
Thrivent Money Market	4,724,779	$ 1.02	$ 4,822,329
Thrivent Multidimensional Income	32,682	$11.46	$ 374,482
Thrivent Opportunity Income Plus	277,542	$16.62	$ 4,613,989
Thrivent Partner Emerging Markets Equity	117,548	$17.77	$ 2,089,381
Thrivent Partner Healthcare	162,393	$34.43	$ 5,590,950
Thrivent Real Estate Securities	226,747	$43.38	$ 9,837,362
Thrivent Small Cap Growth Subaccount	63,788	$17.65	$ 1,126,109
Thrivent Small Cap Index	265,512	$56.09	$ 14,891,639
Thrivent Small Cap Stock	410,909	$53.01	$ 21,782,764
			$709,464,390

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
MADB – 1.20% Expense Ratio
Thrivent Aggressive Allocation	2,706,618	$30.20	$ 81,735,533
Thrivent All Cap Subaccount	291,048	$47.94	$ 13,952,689
Thrivent Balanced Income Plus	1,105,602	$27.09	$ 29,945,722
Thrivent Diversified Income Plus	1,262,736	$30.93	$ 39,055,992
Thrivent ESG Index	8,432	$12.84	$ 108,303
Thrivent Global Stock	2,154,299	$29.91	$ 64,439,665
Thrivent Government Bond	1,249,957	$16.41	$ 20,517,021
Thrivent High Yield	727,860	$32.62	$ 23,740,409
Thrivent Income	1,547,567	$22.07	$ 34,151,931
Thrivent International Allocation	3,846,478	$12.07	$ 46,434,577
Thrivent International Index	11,705	$12.81	$ 149,918
Thrivent Large Cap Growth	2,181,347	$62.22	$ 135,731,579
Thrivent Large Cap Index	1,465,716	$46.66	$ 68,384,061
Thrivent Large Cap Value	1,252,619	$35.89	$ 44,953,847
Thrivent Limited Maturity Bond	2,291,500	$13.56	$ 31,068,502
Thrivent Low Volatility Equity	103,339	$12.87	$ 1,330,180
Thrivent Mid Cap Growth	77,746	$14.80	$ 1,150,819
Thrivent Mid Cap Index	626,631	$53.19	$ 33,328,613
Thrivent Mid Cap Stock	1,259,040	$61.76	$ 77,762,790
Thrivent Mid Cap Value	7,964	$13.19	$ 105,011
Thrivent Moderate Allocation	13,483,089	$24.02	$ 323,891,454
Thrivent Moderately Aggressive Allocation	9,659,658	$26.77	$ 258,578,246
Thrivent Moderately Conservative Allocation	6,368,144	$20.20	$ 128,642,735
Thrivent Money Market	14,744,368	$ 1.00	$ 14,783,626
Thrivent Multidimensional Income	63,088	$11.42	$ 720,224
Thrivent Opportunity Income Plus	801,128	$16.33	$ 13,084,978
Thrivent Partner Emerging Markets Equity	269,388	$17.55	$ 4,727,455
Thrivent Partner Healthcare	361,726	$33.99	$ 12,296,790
Thrivent Real Estate Securities	520,224	$42.62	$ 22,173,945
Thrivent Small Cap Growth Subaccount	186,287	$17.61	$ 3,279,863
Thrivent Small Cap Index	570,577	$55.08	$ 31,425,320
Thrivent Small Cap Stock	1,081,994	$52.06	$ 56,324,748
			$1,617,976,546

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
PADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	42,295	$29.50	$ 1,247,547
Thrivent All Cap Subaccount	3,337	$46.65	$ 155,694
Thrivent Balanced Income Plus	44,380	$26.36	$ 1,169,727
Thrivent Diversified Income Plus	42,057	$30.10	$ 1,265,814
Thrivent ESG Index	—	$12.83	$ —
Thrivent Global Stock	44,820	$29.11	$ 1,304,594
Thrivent Government Bond	24,996	$15.97	$ 399,249
Thrivent High Yield	22,530	$31.74	$ 715,085
Thrivent Income	68,491	$21.47	$ 1,470,814
Thrivent International Allocation	72,062	$11.84	$ 853,539
Thrivent International Index	—	$12.80	$ —
Thrivent Large Cap Growth	54,027	$60.55	$ 3,270,695
Thrivent Large Cap Index	31,158	$45.40	$ 1,414,572
Thrivent Large Cap Value	31,175	$34.95	$ 1,089,488
Thrivent Limited Maturity Bond	52,466	$13.19	$ 692,190
Thrivent Low Volatility Equity	1,033	$12.80	$ 13,229
Thrivent Mid Cap Growth	—	$14.79	$ —
Thrivent Mid Cap Index	9,597	$51.76	$ 496,682
Thrivent Mid Cap Stock	27,564	$60.10	$ 1,656,640
Thrivent Mid Cap Value	—	$13.17	$ —
Thrivent Moderate Allocation	342,639	$23.46	$ 8,039,491
Thrivent Moderately Aggressive Allocation	156,050	$26.15	$ 4,080,157
Thrivent Moderately Conservative Allocation	223,412	$19.73	$ 4,408,196
Thrivent Money Market	157,354	$ 0.98	$ 153,685
Thrivent Multidimensional Income	—	$11.35	$ —
Thrivent Opportunity Income Plus	22,179	$15.91	$ 352,774
Thrivent Partner Emerging Markets Equity	3,420	$17.22	$ 58,883
Thrivent Partner Healthcare	3,621	$33.35	$ 120,783
Thrivent Real Estate Securities	9,924	$41.51	$ 411,909
Thrivent Small Cap Growth Subaccount	2,211	$17.54	$ 38,768
Thrivent Small Cap Index	8,253	$53.59	$ 442,334
Thrivent Small Cap Stock	30,379	$50.66	$ 1,538,888
			$36,861,427

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
EADB – 1.30% Expense Ratio
Thrivent Aggressive Allocation	32,907	$29.73	$ 978,273
Thrivent All Cap Subaccount	4,283	$47.08	$ 201,643
Thrivent Balanced Income Plus	15,408	$26.60	$ 409,807
Thrivent Diversified Income Plus	8,503	$30.37	$ 258,268
Thrivent ESG Index	—	$12.84	$ —
Thrivent Global Stock	13,964	$29.37	$ 410,164
Thrivent Government Bond	9,409	$16.12	$ 151,664
Thrivent High Yield	7,785	$32.03	$ 249,345
Thrivent Income	10,794	$21.67	$ 233,919
Thrivent International Allocation	32,142	$11.92	$ 383,123
Thrivent International Index	—	$12.80	$ —
Thrivent Large Cap Growth	28,273	$61.10	$ 1,727,585
Thrivent Large Cap Index	8,381	$45.82	$ 383,983
Thrivent Large Cap Value	11,734	$35.26	$ 413,706
Thrivent Limited Maturity Bond	11,744	$13.31	$ 156,355
Thrivent Low Volatility Equity	—	$12.82	$ —
Thrivent Mid Cap Growth	—	$14.79	$ —
Thrivent Mid Cap Index	2,316	$52.23	$ 120,982
Thrivent Mid Cap Stock	14,838	$60.65	$ 899,958
Thrivent Mid Cap Value	—	$13.18	$ —
Thrivent Moderate Allocation	134,409	$23.65	$ 3,178,517
Thrivent Moderately Aggressive Allocation	73,919	$26.35	$ 1,947,938
Thrivent Moderately Conservative Allocation	55,929	$19.89	$ 1,112,233
Thrivent Money Market	148,546	$ 0.98	$ 146,338
Thrivent Multidimensional Income	—	$11.37	$ —
Thrivent Opportunity Income Plus	6,111	$16.05	$ 98,064
Thrivent Partner Emerging Markets Equity	—	$17.33	$ —
Thrivent Partner Healthcare	5,344	$33.57	$ 179,369
Thrivent Real Estate Securities	10,166	$41.88	$ 425,737
Thrivent Small Cap Growth Subaccount	3,000	$17.56	$ 52,681
Thrivent Small Cap Index	3,768	$54.08	$ 203,778
Thrivent Small Cap Stock	10,130	$51.12	$ 517,846
			$14,841,276

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
MADB & PADB – 1.40% Expense Ratio
Thrivent Aggressive Allocation	296,739	$29.27	$ 8,684,271
Thrivent All Cap Subaccount	21,403	$46.23	$ 989,414
Thrivent Balanced Income Plus	123,906	$26.12	$ 3,235,493
Thrivent Diversified Income Plus	82,757	$29.83	$ 2,467,726
Thrivent ESG Index	1,646	$12.83	$ 21,113
Thrivent Global Stock	182,949	$28.84	$ 5,276,923
Thrivent Government Bond	103,180	$15.83	$ 1,631,824
Thrivent High Yield	65,803	$31.45	$ 2,069,642
Thrivent Income	131,901	$21.28	$ 2,805,625
Thrivent International Allocation	313,781	$11.77	$ 3,692,999
Thrivent International Index	—	$12.79	$ —
Thrivent Large Cap Growth	175,834	$60.00	$ 10,550,372
Thrivent Large Cap Index	132,618	$44.99	$ 5,966,404
Thrivent Large Cap Value	95,214	$34.64	$ 3,298,166
Thrivent Limited Maturity Bond	191,431	$13.07	$ 2,502,717
Thrivent Low Volatility Equity	5,777	$12.78	$ 73,812
Thrivent Mid Cap Growth	17,268	$14.78	$ 255,263
Thrivent Mid Cap Index	51,926	$51.29	$ 2,663,172
Thrivent Mid Cap Stock	104,068	$59.56	$ 6,198,104
Thrivent Mid Cap Value	—	$13.17	$ —
Thrivent Moderate Allocation	1,204,994	$23.28	$ 28,052,415
Thrivent Moderately Aggressive Allocation	769,645	$25.94	$ 19,966,226
Thrivent Moderately Conservative Allocation	557,627	$19.58	$ 10,916,734
Thrivent Money Market	818,079	$ 0.97	$ 791,837
Thrivent Multidimensional Income	1,642	$11.33	$ 18,604
Thrivent Opportunity Income Plus	69,692	$15.77	$ 1,098,473
Thrivent Partner Emerging Markets Equity	11,564	$17.11	$ 197,847
Thrivent Partner Healthcare	15,871	$33.14	$ 526,029
Thrivent Real Estate Securities	46,309	$41.14	$ 1,904,709
Thrivent Small Cap Growth Subaccount	18,683	$17.51	$ 327,192
Thrivent Small Cap Index	50,579	$53.11	$ 2,686,209
Thrivent Small Cap Stock	88,287	$50.20	$ 4,431,732
			$133,301,047

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
MADB & EADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	193,993	$29.50	$ 5,722,043
Thrivent All Cap Subaccount	19,282	$46.65	$ 899,503
Thrivent Balanced Income Plus	26,754	$26.36	$ 705,150
Thrivent Diversified Income Plus	50,097	$30.10	$ 1,507,810
Thrivent ESG Index	29	$12.83	$ 372
Thrivent Global Stock	71,350	$29.11	$ 2,076,791
Thrivent Government Bond	51,911	$15.97	$ 829,150
Thrivent High Yield	34,214	$31.74	$ 1,085,946
Thrivent Income	47,188	$21.47	$ 1,013,340
Thrivent International Allocation	152,648	$11.84	$ 1,808,045
Thrivent International Index	1,400	$12.80	$ 17,919
Thrivent Large Cap Growth	95,615	$60.55	$ 5,789,515
Thrivent Large Cap Index	70,065	$45.40	$ 3,180,977
Thrivent Large Cap Value	54,571	$34.95	$ 1,907,139
Thrivent Limited Maturity Bond	115,455	$13.19	$ 1,523,253
Thrivent Low Volatility Equity	6,598	$12.80	$ 84,457
Thrivent Mid Cap Growth	4,636	$14.79	$ 68,559
Thrivent Mid Cap Index	25,011	$51.76	$ 1,294,452
Thrivent Mid Cap Stock	54,518	$60.10	$ 3,276,612
Thrivent Mid Cap Value	4,329	$13.17	$ 57,023
Thrivent Moderate Allocation	446,046	$23.46	$10,465,768
Thrivent Moderately Aggressive Allocation	309,034	$26.15	$ 8,080,113
Thrivent Moderately Conservative Allocation	185,608	$19.73	$ 3,662,287
Thrivent Money Market	765,608	$ 0.98	$ 747,528
Thrivent Multidimensional Income	19,746	$11.35	$ 224,188
Thrivent Opportunity Income Plus	25,188	$15.91	$ 400,625
Thrivent Partner Emerging Markets Equity	7,864	$17.22	$ 135,410
Thrivent Partner Healthcare	15,776	$33.35	$ 526,206
Thrivent Real Estate Securities	21,333	$41.51	$ 885,481
Thrivent Small Cap Growth Subaccount	12,691	$17.54	$ 222,541
Thrivent Small Cap Index	25,371	$53.59	$ 1,359,766
Thrivent Small Cap Stock	44,790	$50.66	$ 2,268,874
			$61,826,843

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
PADB & EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	2,622	$28.81	$ 75,526
Thrivent All Cap Subaccount	60	$45.39	$ 2,731
Thrivent Balanced Income Plus	4,277	$25.65	$ 109,696
Thrivent Diversified Income Plus	8,087	$29.29	$ 236,852
Thrivent ESG Index	—	$12.82	$ —
Thrivent Global Stock	9,637	$28.32	$ 272,952
Thrivent Government Bond	5,437	$15.54	$ 84,501
Thrivent High Yield	2,765	$30.88	$ 85,401
Thrivent Income	1,794	$20.90	$ 37,490
Thrivent International Allocation	12,768	$11.62	$ 148,379
Thrivent International Index	—	$12.78	$ —
Thrivent Large Cap Growth	7,223	$58.92	$ 425,559
Thrivent Large Cap Index	5,113	$44.18	$ 225,907
Thrivent Large Cap Value	3,252	$34.03	$ 110,683
Thrivent Limited Maturity Bond	16,540	$12.84	$ 212,352
Thrivent Low Volatility Equity	—	$12.73	$ —
Thrivent Mid Cap Growth	—	$14.77	$ —
Thrivent Mid Cap Index	1,867	$50.36	$ 94,014
Thrivent Mid Cap Stock	3,658	$58.48	$ 213,918
Thrivent Mid Cap Value	—	$13.16	$ —
Thrivent Moderate Allocation	112,902	$22.92	$2,587,464
Thrivent Moderately Aggressive Allocation	21,944	$25.54	$ 560,408
Thrivent Moderately Conservative Allocation	37,601	$19.27	$ 724,669
Thrivent Money Market	5,873	$ 0.95	$ 5,596
Thrivent Multidimensional Income	—	$11.29	$ —
Thrivent Opportunity Income Plus	397	$15.49	$ 6,156
Thrivent Partner Emerging Markets Equity	398	$16.89	$ 6,724
Thrivent Partner Healthcare	643	$32.73	$ 21,034
Thrivent Real Estate Securities	2,122	$40.42	$ 85,786
Thrivent Small Cap Growth Subaccount	—	$17.47	$ —
Thrivent Small Cap Index	1,524	$52.15	$ 79,469
Thrivent Small Cap Stock	5,802	$49.29	$ 285,984
			$6,699,251

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
MADB, PADB & EADB – 1.55% Expense Ratio
Thrivent Aggressive Allocation	549,188	$28.59	$ 15,698,545
Thrivent All Cap Subaccount	45,824	$44.98	$ 2,061,360
Thrivent Balanced Income Plus	304,584	$25.42	$ 7,741,226
Thrivent Diversified Income Plus	259,580	$29.02	$ 7,533,810
Thrivent ESG Index	7,706	$12.81	$ 98,741
Thrivent Global Stock	440,372	$28.07	$ 12,360,179
Thrivent Government Bond	251,530	$15.40	$ 3,874,142
Thrivent High Yield	99,229	$30.61	$ 3,037,060
Thrivent Income	204,601	$20.71	$ 4,236,857
Thrivent International Allocation	542,753	$11.55	$ 6,267,629
Thrivent International Index	5,513	$12.78	$ 70,443
Thrivent Large Cap Growth	301,681	$58.39	$ 17,613,313
Thrivent Large Cap Index	245,287	$43.78	$ 10,738,442
Thrivent Large Cap Value	162,893	$33.73	$ 5,494,695
Thrivent Limited Maturity Bond	322,729	$12.72	$ 4,105,789
Thrivent Low Volatility Equity	7,554	$12.71	$ 95,991
Thrivent Mid Cap Growth	17,220	$14.77	$ 254,291
Thrivent Mid Cap Index	126,896	$49.91	$ 6,333,081
Thrivent Mid Cap Stock	242,266	$57.96	$ 14,040,667
Thrivent Mid Cap Value	4,329	$13.16	$ 56,944
Thrivent Moderate Allocation	1,602,532	$22.74	$ 36,439,610
Thrivent Moderately Aggressive Allocation	1,173,225	$25.34	$ 29,728,139
Thrivent Moderately Conservative Allocation	997,442	$19.12	$ 19,072,959
Thrivent Money Market	2,563,421	$ 0.94	$ 2,415,934
Thrivent Multidimensional Income	3,420	$11.27	$ 38,549
Thrivent Opportunity Income Plus	125,256	$15.35	$ 1,923,042
Thrivent Partner Emerging Markets Equity	35,915	$16.79	$ 602,894
Thrivent Partner Healthcare	62,435	$32.52	$ 2,030,327
Thrivent Real Estate Securities	71,299	$40.07	$ 2,856,593
Thrivent Small Cap Growth Subaccount	19,564	$17.44	$ 341,231
Thrivent Small Cap Index	110,063	$51.68	$ 5,688,134
Thrivent Small Cap Stock	198,207	$48.85	$ 9,681,733
			$232,532,350
Basic Death Benefits & RPA – 1.60% Expense Ratio
Thrivent Moderately Conservative Allocation	9,921	$15.56	$ 154,419
			$ 154,419
Basic Death Benefits & RPA – 1.85% Expense Ratio
Thrivent Moderate Allocation	221,417	$21.91	$ 4,851,615
Thrivent Moderately Aggressive Allocation	58,620	$24.42	$ 1,431,331
Thrivent Moderately Conservative Allocation	187,285	$18.43	$ 3,450,985
			$ 9,733,931

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
MADB & RPA – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	88,491	$15.43	$ 1,364,981
			$ 1,364,981
MADB & RPA – 1.95% Expense Ratio
Thrivent Moderate Allocation	446,651	$21.57	$ 9,634,575
Thrivent Moderately Aggressive Allocation	97,066	$24.04	$ 2,333,179
Thrivent Moderately Conservative Allocation	213,026	$18.14	$ 3,864,207
			$ 15,831,961
Flexible Premium Deferred Variable Annuity – 2005
Years 1-7 Basic Death Benefit only – 1.25% Expense Ratio
Thrivent Aggressive Allocation	9,770,992	$29.96	$ 292,763,238
Thrivent All Cap Subaccount	742,114	$36.15	$ 26,825,502
Thrivent Balanced Income Plus	3,965,609	$22.27	$ 88,302,080
Thrivent Diversified Income Plus	10,468,588	$22.00	$ 230,296,290
Thrivent ESG Index	166,604	$12.84	$ 2,139,159
Thrivent Global Stock	991,854	$24.50	$ 24,303,804
Thrivent Government Bond	4,210,895	$15.22	$ 64,083,989
Thrivent High Yield	3,281,033	$22.78	$ 74,753,698
Thrivent Income	6,392,621	$19.22	$ 122,896,031
Thrivent International Allocation	6,153,717	$12.00	$ 73,818,325
Thrivent International Index	182,703	$12.80	$ 2,339,290
Thrivent Large Cap Growth	6,181,220	$49.86	$ 308,186,771
Thrivent Large Cap Index	10,979,256	$35.19	$ 386,313,273
Thrivent Large Cap Value	1,891,455	$25.87	$ 48,938,843
Thrivent Limited Maturity Bond	7,183,051	$12.83	$ 92,187,552
Thrivent Low Volatility Equity	1,127,219	$12.85	$ 14,482,908
Thrivent Mid Cap Growth	560,122	$14.80	$ 8,288,323
Thrivent Mid Cap Index	4,952,870	$35.95	$ 178,060,060
Thrivent Mid Cap Stock	2,506,634	$42.02	$ 105,321,326
Thrivent Mid Cap Value	51,801	$13.18	$ 682,837
Thrivent Moderate Allocation	59,650,092	$23.83	$1,421,826,264
Thrivent Moderately Aggressive Allocation	42,724,517	$26.56	$1,134,650,360
Thrivent Moderately Conservative Allocation	27,031,052	$20.04	$ 541,788,433
Thrivent Money Market	77,111,351	$ 1.00	$ 76,873,268
Thrivent Multidimensional Income	799,050	$11.40	$ 9,105,362
Thrivent Opportunity Income Plus	4,607,188	$15.56	$ 71,696,352
Thrivent Partner Emerging Markets Equity	1,598,078	$17.44	$ 27,867,129
Thrivent Partner Healthcare	2,259,314	$33.78	$ 76,319,325
Thrivent Real Estate Securities	1,208,638	$25.23	$ 30,499,773
Thrivent Small Cap Growth Subaccount	1,115,821	$17.58	$ 19,619,416
Thrivent Small Cap Index	4,601,875	$35.57	$ 163,676,369
Thrivent Small Cap Stock	1,288,877	$33.26	$ 42,867,440
			$5,761,772,790

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	6,470,525	$29.04	$ 187,884,700
Thrivent All Cap Subaccount	382,812	$35.03	$ 13,410,318
Thrivent Balanced Income Plus	2,120,791	$21.58	$ 45,765,234
Thrivent Diversified Income Plus	4,741,247	$21.32	$ 101,080,708
Thrivent ESG Index	41,149	$12.82	$ 527,635
Thrivent Global Stock	680,585	$23.75	$ 16,161,577
Thrivent Government Bond	1,576,200	$14.75	$ 23,246,875
Thrivent High Yield	1,477,842	$22.08	$ 32,630,932
Thrivent Income	3,065,743	$18.63	$ 57,118,064
Thrivent International Allocation	2,122,059	$11.70	$ 24,817,883
Thrivent International Index	41,396	$12.79	$ 529,307
Thrivent Large Cap Growth	2,757,081	$48.32	$ 133,218,550
Thrivent Large Cap Index	4,018,678	$34.10	$ 137,033,331
Thrivent Large Cap Value	1,117,322	$25.07	$ 28,016,256
Thrivent Limited Maturity Bond	4,735,135	$12.44	$ 58,872,623
Thrivent Mid Cap Index	2,007,188	$34.84	$ 69,931,749
Thrivent Mid Cap Stock	1,358,201	$40.72	$ 55,305,116
Thrivent Mid Cap Value	52,559	$13.16	$ 691,903
Thrivent Moderate Allocation	36,399,217	$23.10	$ 840,760,089
Thrivent Moderately Aggressive Allocation	28,233,346	$25.74	$ 726,712,326
Thrivent Moderately Conservative Allocation	13,361,447	$19.42	$ 259,535,629
Thrivent Money Market	43,673,483	$ 0.97	$ 42,178,859
Thrivent Multidimensional Income	412,456	$11.31	$ 4,665,570
Thrivent Opportunity Income Plus	2,630,018	$15.08	$ 39,664,133
Thrivent Partner Emerging Markets Equity	648,070	$17.00	$ 11,017,878
Thrivent Partner Healthcare	1,288,970	$32.93	$ 42,450,922
Thrivent Real Estate Securities	670,905	$24.46	$ 16,408,091
Thrivent Small Cap Growth Subaccount	626,547	$17.49	$ 10,957,602
Thrivent Small Cap Index	1,910,920	$34.47	$ 65,866,919
Thrivent Small Cap Stock	741,737	$32.23	$ 23,907,731
			$3,081,855,643

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB – 1.65% Expense Ratio
Thrivent Aggressive Allocation	438,403	$28.14	$ 12,336,707
Thrivent All Cap Subaccount	41,648	$33.95	$ 1,413,901
Thrivent Balanced Income Plus	124,441	$20.91	$ 2,602,411
Thrivent Diversified Income Plus	373,359	$20.66	$ 7,713,966
Thrivent ESG Index	3,813	$12.81	$ 48,832
Thrivent Global Stock	50,320	$23.01	$ 1,158,016
Thrivent Government Bond	149,869	$14.29	$ 2,142,114
Thrivent High Yield	165,964	$21.40	$ 3,551,357
Thrivent Income	399,235	$18.06	$ 7,208,503
Thrivent International Allocation	163,840	$11.40	$ 1,868,149
Thrivent International Index	2,752	$12.77	$ 35,141
Thrivent Large Cap Growth	184,193	$46.83	$ 8,625,118
Thrivent Large Cap Index	340,137	$33.05	$ 11,240,169
Thrivent Large Cap Value	58,917	$24.30	$ 1,431,688
Thrivent Limited Maturity Bond	474,160	$12.05	$ 5,715,357
Thrivent Low Volatility Equity	49,589	$12.66	$ 627,830
Thrivent Mid Cap Growth	34,688	$14.76	$ 511,906
Thrivent Mid Cap Index	167,565	$33.76	$ 5,657,732
Thrivent Mid Cap Stock	82,965	$39.46	$ 3,273,928
Thrivent Mid Cap Value	4,861	$13.15	$ 63,909
Thrivent Moderate Allocation	3,367,068	$22.38	$ 75,371,465
Thrivent Moderately Aggressive Allocation	1,896,420	$24.94	$ 47,305,178
Thrivent Moderately Conservative Allocation	1,561,451	$18.82	$ 29,393,183
Thrivent Money Market	8,371,706	$ 0.94	$ 7,837,908
Thrivent Multidimensional Income	34,581	$11.23	$ 388,304
Thrivent Opportunity Income Plus	250,547	$14.62	$ 3,661,900
Thrivent Partner Emerging Markets Equity	36,970	$16.58	$ 612,781
Thrivent Partner Healthcare	122,046	$32.11	$ 3,918,805
Thrivent Real Estate Securities	74,821	$23.70	$ 1,773,241
Thrivent Small Cap Growth Subaccount	51,725	$17.40	$ 899,781
Thrivent Small Cap Index	169,772	$33.40	$ 5,671,082
Thrivent Small Cap Stock	43,985	$31.24	$ 1,373,950
			$255,434,312

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	99,534	$28.81	$ 2,867,669
Thrivent All Cap Subaccount	14,812	$34.76	$ 514,823
Thrivent Balanced Income Plus	31,250	$21.41	$ 669,077
Thrivent Diversified Income Plus	69,035	$21.15	$ 1,460,281
Thrivent ESG Index	1,428	$12.82	$ 18,307
Thrivent Global Stock	17,788	$23.56	$ 419,111
Thrivent Government Bond	6,532	$14.63	$ 95,585
Thrivent High Yield	46,703	$21.91	$ 1,023,168
Thrivent Income	31,606	$18.49	$ 584,250
Thrivent International Allocation	58,796	$11.62	$ 683,288
Thrivent International Index	2,101	$12.78	$ 26,851
Thrivent Large Cap Growth	72,367	$47.94	$ 3,469,368
Thrivent Large Cap Index	70,533	$33.83	$ 2,386,321
Thrivent Large Cap Value	23,830	$24.88	$ 592,857
Thrivent Limited Maturity Bond	46,101	$12.34	$ 568,916
Thrivent Low Volatility Equity	8,547	$12.73	$ 108,815
Thrivent Mid Cap Growth	10,465	$14.77	$ 154,596
Thrivent Mid Cap Index	28,272	$34.57	$ 977,332
Thrivent Mid Cap Stock	27,562	$40.40	$ 1,113,540
Thrivent Mid Cap Value	195	$13.16	$ 2,568
Thrivent Moderate Allocation	483,844	$22.92	$11,088,662
Thrivent Moderately Aggressive Allocation	507,508	$25.54	$12,960,923
Thrivent Moderately Conservative Allocation	334,838	$19.27	$ 6,453,134
Thrivent Money Market	761,840	$ 0.96	$ 730,281
Thrivent Multidimensional Income	4,447	$11.29	$ 50,213
Thrivent Opportunity Income Plus	22,647	$14.96	$ 338,882
Thrivent Partner Emerging Markets Equity	9,425	$16.89	$ 159,214
Thrivent Partner Healthcare	15,867	$32.73	$ 519,252
Thrivent Real Estate Securities	13,249	$24.26	$ 321,483
Thrivent Small Cap Growth Subaccount	10,165	$17.47	$ 177,534
Thrivent Small Cap Index	25,732	$34.20	$ 880,016
Thrivent Small Cap Stock	31,898	$31.98	$ 1,020,120
			$52,436,437

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & PADB – 1.75% Expense Ratio
Thrivent Aggressive Allocation	369,411	$27.70	$ 10,233,442
Thrivent All Cap Subaccount	42,747	$33.42	$ 1,428,622
Thrivent Balanced Income Plus	124,906	$20.59	$ 2,571,488
Thrivent Diversified Income Plus	403,585	$20.34	$ 8,208,739
Thrivent ESG Index	5,637	$12.80	$ 72,129
Thrivent Global Stock	51,661	$22.65	$ 1,170,380
Thrivent Government Bond	201,378	$14.07	$ 2,833,557
Thrivent High Yield	120,081	$21.06	$ 2,529,585
Thrivent Income	230,523	$17.77	$ 4,097,490
Thrivent International Allocation	231,417	$11.26	$ 2,605,470
Thrivent International Index	2,420	$12.76	$ 30,879
Thrivent Large Cap Growth	252,348	$46.10	$ 11,632,644
Thrivent Large Cap Index	419,143	$32.53	$ 13,635,416
Thrivent Large Cap Value	76,433	$23.92	$ 1,828,396
Thrivent Limited Maturity Bond	468,239	$11.87	$ 5,556,083
Thrivent Low Volatility Equity	31,894	$12.61	$ 402,310
Thrivent Mid Cap Growth	15,770	$14.75	$ 232,576
Thrivent Mid Cap Index	243,017	$33.24	$ 8,077,594
Thrivent Mid Cap Stock	118,130	$38.85	$ 4,589,042
Thrivent Mid Cap Value	986	$13.14	$ 12,952
Thrivent Moderate Allocation	2,874,258	$22.04	$ 63,338,607
Thrivent Moderately Aggressive Allocation	2,095,621	$24.56	$ 51,460,505
Thrivent Moderately Conservative Allocation	675,202	$18.53	$ 12,512,376
Thrivent Money Market	5,140,194	$ 0.92	$ 4,736,429
Thrivent Multidimensional Income	34,716	$11.19	$ 388,387
Thrivent Opportunity Income Plus	71,246	$14.39	$ 1,025,093
Thrivent Partner Emerging Markets Equity	66,323	$16.37	$ 1,085,461
Thrivent Partner Healthcare	110,645	$31.70	$ 3,507,965
Thrivent Real Estate Securities	41,794	$23.33	$ 975,094
Thrivent Small Cap Growth Subaccount	57,011	$17.35	$ 989,062
Thrivent Small Cap Index	241,421	$32.88	$ 7,938,914
Thrivent Small Cap Stock	74,634	$30.75	$ 2,295,007
			$232,001,694

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & EADB – 1.60% Expense Ratio
Thrivent Aggressive Allocation	164,837	$28.36	$ 4,675,073
Thrivent All Cap Subaccount	16,440	$34.22	$ 562,530
Thrivent Balanced Income Plus	68,315	$21.08	$ 1,439,902
Thrivent Diversified Income Plus	112,886	$20.82	$ 2,350,713
Thrivent ESG Index	6	$12.81	$ 78
Thrivent Global Stock	36,965	$23.19	$ 857,375
Thrivent Government Bond	36,328	$14.41	$ 523,326
Thrivent High Yield	60,998	$21.57	$ 1,315,529
Thrivent Income	74,592	$18.20	$ 1,357,424
Thrivent International Allocation	113,240	$11.47	$ 1,299,207
Thrivent International Index	4,587	$12.77	$ 58,589
Thrivent Large Cap Growth	97,449	$47.20	$ 4,599,121
Thrivent Large Cap Index	169,914	$33.31	$ 5,659,170
Thrivent Large Cap Value	37,584	$24.49	$ 920,476
Thrivent Limited Maturity Bond	95,664	$12.15	$ 1,162,179
Thrivent Low Volatility Equity	27,771	$12.68	$ 352,244
Thrivent Mid Cap Growth	3,438	$14.76	$ 50,758
Thrivent Mid Cap Index	86,532	$34.03	$ 2,944,724
Thrivent Mid Cap Stock	47,941	$39.77	$ 1,906,725
Thrivent Mid Cap Value	—	$13.15	$ —
Thrivent Moderate Allocation	875,728	$22.56	$19,757,446
Thrivent Moderately Aggressive Allocation	810,442	$25.14	$20,375,225
Thrivent Moderately Conservative Allocation	250,473	$18.97	$ 4,752,110
Thrivent Money Market	335,992	$ 0.94	$ 317,161
Thrivent Multidimensional Income	13,764	$11.25	$ 154,839
Thrivent Opportunity Income Plus	47,719	$14.73	$ 702,936
Thrivent Partner Emerging Markets Equity	11,577	$16.68	$ 193,104
Thrivent Partner Healthcare	33,727	$32.31	$ 1,089,827
Thrivent Real Estate Securities	28,544	$23.89	$ 681,808
Thrivent Small Cap Growth Subaccount	22,188	$17.42	$ 386,487
Thrivent Small Cap Index	54,123	$33.67	$ 1,822,171
Thrivent Small Cap Stock	30,916	$31.48	$ 973,312
			$83,241,569

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB & EADB – 1.80% Expense Ratio
Thrivent Aggressive Allocation	13,505	$27.49	$ 371,194
Thrivent All Cap Subaccount	5,526	$33.16	$ 183,253
Thrivent Balanced Income Plus	38,083	$20.43	$ 777,904
Thrivent Diversified Income Plus	13,943	$20.18	$ 281,385
Thrivent ESG Index	—	$12.79	$ —
Thrivent Global Stock	1,789	$22.48	$ 40,202
Thrivent Government Bond	1,340	$13.96	$ 18,711
Thrivent High Yield	8,655	$20.90	$ 180,895
Thrivent Income	12,479	$17.64	$ 220,085
Thrivent International Allocation	9,742	$11.19	$ 108,988
Thrivent International Index	—	$12.76	$ —
Thrivent Large Cap Growth	17,791	$45.74	$ 813,701
Thrivent Large Cap Index	20,916	$32.28	$ 675,118
Thrivent Large Cap Value	3,046	$23.73	$ 72,303
Thrivent Limited Maturity Bond	6,576	$11.77	$ 77,423
Thrivent Low Volatility Equity	—	$12.59	$ —
Thrivent Mid Cap Growth	—	$14.74	$ —
Thrivent Mid Cap Index	7,572	$32.98	$ 249,727
Thrivent Mid Cap Stock	3,225	$38.54	$ 124,310
Thrivent Mid Cap Value	—	$13.13	$ —
Thrivent Moderate Allocation	130,216	$21.86	$ 2,847,084
Thrivent Moderately Aggressive Allocation	129,313	$24.36	$ 3,150,623
Thrivent Moderately Conservative Allocation	30,502	$18.39	$ 560,833
Thrivent Money Market	266,149	$ 0.91	$ 243,389
Thrivent Multidimensional Income	2,109	$11.17	$ 23,547
Thrivent Opportunity Income Plus	16,082	$14.28	$ 229,577
Thrivent Partner Emerging Markets Equity	779	$16.26	$ 12,667
Thrivent Partner Healthcare	5,895	$31.50	$ 185,712
Thrivent Real Estate Securities	4,020	$23.15	$ 93,049
Thrivent Small Cap Growth Subaccount	2,226	$17.33	$ 38,573
Thrivent Small Cap Index	6,584	$32.63	$ 214,825
Thrivent Small Cap Stock	1,044	$30.51	$ 31,858
			$11,826,936

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB, PADB & EADB – 1.90% Expense Ratio
Thrivent Aggressive Allocation	2,935,880	$27.06	$ 79,442,616
Thrivent All Cap Subaccount	145,690	$32.65	$ 4,756,052
Thrivent Balanced Income Plus	657,664	$20.11	$ 13,225,095
Thrivent Diversified Income Plus	1,740,873	$19.87	$ 34,586,950
Thrivent ESG Index	30,390	$12.78	$ 388,496
Thrivent Global Stock	266,935	$22.13	$ 5,907,027
Thrivent Government Bond	625,785	$13.74	$ 8,601,015
Thrivent High Yield	574,194	$20.58	$ 11,815,062
Thrivent Income	1,006,489	$17.36	$ 17,475,314
Thrivent International Allocation	903,500	$11.05	$ 9,980,943
Thrivent International Index	22,416	$12.75	$ 285,755
Thrivent Large Cap Growth	924,090	$45.03	$ 41,609,930
Thrivent Large Cap Index	1,492,069	$31.78	$ 47,413,144
Thrivent Large Cap Value	340,944	$23.37	$ 7,966,675
Thrivent Limited Maturity Bond	1,733,551	$11.59	$ 20,093,044
Thrivent Low Volatility Equity	204,842	$12.54	$ 2,569,701
Thrivent Mid Cap Growth	82,555	$14.73	$ 1,216,273
Thrivent Mid Cap Index	824,860	$32.47	$ 26,781,172
Thrivent Mid Cap Stock	507,671	$37.95	$ 19,264,071
Thrivent Mid Cap Value	4,057	$13.12	$ 53,250
Thrivent Moderate Allocation	13,713,131	$21.53	$ 295,177,839
Thrivent Moderately Aggressive Allocation	10,556,123	$23.99	$ 253,203,124
Thrivent Moderately Conservative Allocation	4,749,085	$18.10	$ 85,964,861
Thrivent Money Market	16,139,344	$ 0.90	$ 14,531,773
Thrivent Multidimensional Income	109,408	$11.13	$ 1,217,278
Thrivent Opportunity Income Plus	787,065	$14.05	$ 11,061,703
Thrivent Partner Emerging Markets Equity	355,878	$16.06	$ 5,713,529
Thrivent Partner Healthcare	449,186	$31.11	$ 13,973,544
Thrivent Real Estate Securities	272,705	$22.79	$ 6,214,790
Thrivent Small Cap Growth Subaccount	211,015	$17.28	$ 3,646,152
Thrivent Small Cap Index	771,311	$32.12	$ 24,775,356
Thrivent Small Cap Stock	283,625	$30.04	$ 8,519,153
			$1,077,430,687
Years 1-7 Basic Death Benefit & RPA – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$15.36	$ 21
			$ 21
Years 1-7 Basic Death Benefit & RPA – 2.00% Expense Ratio
Thrivent Moderate Allocation	—	$21.40	$ 689
Thrivent Moderately Aggressive Allocation	—	$23.85	$ —
Thrivent Moderately Conservative Allocation	—	$18.00	$ —
			$ 689

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & RPA – 2.20% Expense Ratio
Thrivent Moderate Allocation	—	$20.74	$ 617
Thrivent Moderately Aggressive Allocation	—	$23.11	$ —
Thrivent Moderately Conservative Allocation	—	$17.44	$ 407
			$ 1,024
Years 8+ Basic Death Benefits – 1.00% Expense Ratio
Thrivent Aggressive Allocation	7,732,104	$31.16	$ 240,939,628
Thrivent All Cap Subaccount	409,314	$37.59	$ 15,387,423
Thrivent Balanced Income Plus	1,743,737	$23.16	$ 40,380,465
Thrivent Diversified Income Plus	6,831,289	$22.88	$ 156,289,195
Thrivent ESG Index	61,792	$12.86	$ 794,730
Thrivent Global Stock	993,381	$25.48	$ 25,314,831
Thrivent Government Bond	1,944,975	$15.83	$ 30,783,397
Thrivent High Yield	1,832,160	$23.69	$ 43,412,266
Thrivent Income	3,781,151	$19.99	$ 75,597,751
Thrivent International Allocation	2,706,865	$12.38	$ 33,516,401
Thrivent International Index	40,745	$12.83	$ 522,572
Thrivent Large Cap Growth	2,778,277	$51.85	$ 144,060,460
Thrivent Large Cap Index	2,840,819	$36.59	$ 103,953,603
Thrivent Large Cap Value	1,191,080	$26.91	$ 32,050,290
Thrivent Limited Maturity Bond	5,502,790	$13.35	$ 73,447,268
Thrivent Low Volatility Equity	541,138	$12.97	$ 7,017,002
Thrivent Mid Cap Growth	156,121	$14.82	$ 2,314,064
Thrivent Mid Cap Index	1,214,668	$37.39	$ 45,415,029
Thrivent Mid Cap Stock	1,402,561	$43.70	$ 61,288,686
Thrivent Mid Cap Value	9,460	$13.20	$ 124,906
Thrivent Moderate Allocation	61,194,292	$24.79	$1,516,858,528
Thrivent Moderately Aggressive Allocation	37,495,189	$27.62	$1,035,692,525
Thrivent Moderately Conservative Allocation	42,823,189	$20.84	$ 892,638,999
Thrivent Money Market	51,090,864	$ 1.04	$ 52,969,658
Thrivent Multidimensional Income	442,517	$11.50	$ 5,089,183
Thrivent Opportunity Income Plus	2,383,552	$16.18	$ 38,575,538
Thrivent Partner Emerging Markets Equity	953,149	$18.00	$ 17,156,412
Thrivent Partner Healthcare	1,137,035	$34.87	$ 39,645,997
Thrivent Real Estate Securities	695,384	$26.24	$ 18,249,792
Thrivent Small Cap Growth Subaccount	426,721	$17.70	$ 7,553,494
Thrivent Small Cap Index	1,121,083	$36.99	$ 41,468,649
Thrivent Small Cap Stock	991,756	$34.59	$ 34,304,610
			$4,832,813,352

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit (Option A) – 1.20% Expense Ratio
Thrivent Aggressive Allocation	8,206,958	$30.20	$ 247,836,900
Thrivent All Cap Subaccount	326,915	$36.43	$ 11,910,207
Thrivent Balanced Income Plus	1,376,410	$22.44	$ 30,889,757
Thrivent Diversified Income Plus	4,841,542	$22.17	$ 107,346,388
Thrivent ESG Index	9,980	$12.84	$ 128,186
Thrivent Global Stock	984,071	$24.70	$ 24,302,993
Thrivent Government Bond	1,464,186	$15.34	$ 22,458,294
Thrivent High Yield	1,420,327	$22.96	$ 32,614,802
Thrivent Income	2,345,639	$19.38	$ 45,448,898
Thrivent International Allocation	2,263,267	$12.07	$ 27,321,818
Thrivent International Index	23,084	$12.81	$ 295,659
Thrivent Large Cap Growth	2,190,985	$50.25	$ 110,099,558
Thrivent Large Cap Index	1,888,683	$35.46	$ 66,978,039
Thrivent Large Cap Value	1,103,816	$26.08	$ 28,784,649
Thrivent Limited Maturity Bond	3,896,060	$12.94	$ 50,395,913
Thrivent Low Volatility Equity	361,644	$12.87	$ 4,655,080
Thrivent Mid Cap Growth	201,869	$14.80	$ 2,988,127
Thrivent Mid Cap Index	822,930	$36.23	$ 29,818,127
Thrivent Mid Cap Stock	1,272,368	$42.35	$ 53,882,371
Thrivent Mid Cap Value	23,322	$13.19	$ 307,526
Thrivent Moderate Allocation	49,048,834	$24.02	$1,178,252,757
Thrivent Moderately Aggressive Allocation	33,641,603	$26.77	$ 900,548,994
Thrivent Moderately Conservative Allocation	27,409,615	$20.20	$ 553,701,089
Thrivent Money Market	34,921,525	$ 1.00	$ 35,086,543
Thrivent Multidimensional Income	232,281	$11.42	$ 2,651,766
Thrivent Opportunity Income Plus	1,699,884	$15.68	$ 26,661,497
Thrivent Partner Emerging Markets Equity	664,254	$17.55	$ 11,656,897
Thrivent Partner Healthcare	961,100	$33.99	$ 32,672,334
Thrivent Real Estate Securities	636,211	$25.43	$ 16,181,070
Thrivent Small Cap Growth Subaccount	359,988	$17.61	$ 6,338,145
Thrivent Small Cap Index	842,952	$35.85	$ 30,217,563
Thrivent Small Cap Stock	892,067	$33.52	$ 29,903,223
			$3,722,335,170

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Premium Accumulation Death Benefit (Option B) – 1.40% Expense Ratio
Thrivent Aggressive Allocation	131,286	$29.27	$ 3,842,160
Thrivent All Cap Subaccount	12,874	$35.31	$ 454,554
Thrivent Balanced Income Plus	38,541	$21.75	$ 838,228
Thrivent Diversified Income Plus	193,005	$21.49	$ 4,147,151
Thrivent ESG Index	—	$12.83	$ —
Thrivent Global Stock	14,548	$23.93	$ 348,195
Thrivent Government Bond	24,781	$14.86	$ 368,371
Thrivent High Yield	30,503	$22.25	$ 678,785
Thrivent Income	43,814	$18.78	$ 822,718
Thrivent International Allocation	61,373	$11.77	$ 722,340
Thrivent International Index	1,364	$12.79	$ 17,443
Thrivent Large Cap Growth	23,275	$48.70	$ 1,133,473
Thrivent Large Cap Index	45,187	$34.37	$ 1,552,961
Thrivent Large Cap Value	23,296	$25.27	$ 588,728
Thrivent Limited Maturity Bond	38,055	$12.54	$ 477,046
Thrivent Low Volatility Equity	10,714	$12.78	$ 136,900
Thrivent Mid Cap Growth	—	$14.78	$ —
Thrivent Mid Cap Index	29,878	$35.11	$ 1,049,158
Thrivent Mid Cap Stock	26,345	$41.04	$ 1,081,195
Thrivent Mid Cap Value	—	$13.17	$ —
Thrivent Moderate Allocation	877,379	$23.28	$20,425,496
Thrivent Moderately Aggressive Allocation	442,931	$25.94	$11,490,573
Thrivent Moderately Conservative Allocation	581,405	$19.58	$11,382,231
Thrivent Money Market	907,521	$ 0.97	$ 883,659
Thrivent Multidimensional Income	3,461	$11.33	$ 39,220
Thrivent Opportunity Income Plus	44,780	$15.20	$ 680,660
Thrivent Partner Emerging Markets Equity	16,357	$17.11	$ 279,858
Thrivent Partner Healthcare	13,067	$33.14	$ 433,082
Thrivent Real Estate Securities	11,635	$24.65	$ 286,781
Thrivent Small Cap Growth Subaccount	4,151	$17.51	$ 72,700
Thrivent Small Cap Index	27,550	$34.74	$ 957,074
Thrivent Small Cap Stock	22,721	$32.49	$ 738,098
			$65,928,838

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Earnings Additions Death Benefit (Option C) – 1.25% Expense Ratio
Thrivent Aggressive Allocation	40,646	$29.96	$ 1,217,845
Thrivent All Cap Subaccount	2,154	$36.15	$ 77,870
Thrivent Balanced Income Plus	1,334	$22.27	$ 29,702
Thrivent Diversified Income Plus	107,399	$22.00	$ 2,362,655
Thrivent ESG Index	—	$12.84	$ —
Thrivent Global Stock	8,895	$24.50	$ 217,968
Thrivent Government Bond	4,996	$15.22	$ 76,036
Thrivent High Yield	7,545	$22.78	$ 171,905
Thrivent Income	9,732	$19.22	$ 187,102
Thrivent International Allocation	12,324	$12.00	$ 147,840
Thrivent International Index	—	$12.80	$ —
Thrivent Large Cap Growth	13,009	$49.86	$ 648,618
Thrivent Large Cap Index	16,500	$35.19	$ 580,556
Thrivent Large Cap Value	6,278	$25.87	$ 162,437
Thrivent Limited Maturity Bond	38,213	$12.83	$ 490,429
Thrivent Low Volatility Equity	—	$12.85	$ —
Thrivent Mid Cap Growth	—	$14.80	$ —
Thrivent Mid Cap Index	2,627	$35.95	$ 94,453
Thrivent Mid Cap Stock	8,667	$42.02	$ 364,178
Thrivent Mid Cap Value	—	$13.18	$ —
Thrivent Moderate Allocation	396,743	$23.83	$ 9,456,122
Thrivent Moderately Aggressive Allocation	190,463	$26.56	$ 5,058,644
Thrivent Moderately Conservative Allocation	88,186	$20.04	$ 1,767,532
Thrivent Money Market	258,661	$ 1.00	$ 257,857
Thrivent Multidimensional Income	—	$11.40	$ —
Thrivent Opportunity Income Plus	13,086	$15.56	$ 203,642
Thrivent Partner Emerging Markets Equity	8,250	$17.44	$ 143,856
Thrivent Partner Healthcare	12,047	$33.78	$ 406,947
Thrivent Real Estate Securities	9,227	$25.23	$ 232,836
Thrivent Small Cap Growth Subaccount	6,646	$17.58	$ 116,864
Thrivent Small Cap Index	1,784	$35.57	$ 63,454
Thrivent Small Cap Stock	6,944	$33.26	$ 230,938
			$24,768,286

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and B – 1.50% Expense Ratio
Thrivent Aggressive Allocation	435,312	$28.81	$ 12,541,383
Thrivent All Cap Subaccount	13,971	$34.76	$ 485,579
Thrivent Balanced Income Plus	118,785	$21.41	$ 2,543,269
Thrivent Diversified Income Plus	260,379	$21.15	$ 5,507,779
Thrivent ESG Index	—	$12.82	$ —
Thrivent Global Stock	60,278	$23.56	$ 1,420,209
Thrivent Government Bond	63,495	$14.63	$ 929,155
Thrivent High Yield	80,786	$21.91	$ 1,769,839
Thrivent Income	98,031	$18.49	$ 1,812,150
Thrivent International Allocation	109,931	$11.62	$ 1,277,519
Thrivent International Index	—	$12.78	$ —
Thrivent Large Cap Growth	103,858	$47.94	$ 4,979,098
Thrivent Large Cap Index	90,066	$33.83	$ 3,047,162
Thrivent Large Cap Value	53,459	$24.88	$ 1,329,983
Thrivent Limited Maturity Bond	182,937	$12.34	$ 2,257,530
Thrivent Low Volatility Equity	—	$12.73	$ —
Thrivent Mid Cap Growth	13,941	$14.77	$ 205,945
Thrivent Mid Cap Index	75,536	$34.57	$ 2,611,164
Thrivent Mid Cap Stock	66,005	$40.40	$ 2,666,672
Thrivent Mid Cap Value	—	$13.16	$ —
Thrivent Moderate Allocation	2,403,855	$22.92	$ 55,091,115
Thrivent Moderately Aggressive Allocation	1,215,066	$25.54	$ 31,030,836
Thrivent Moderately Conservative Allocation	861,194	$19.27	$ 16,597,297
Thrivent Money Market	2,134,732	$ 0.96	$ 2,046,233
Thrivent Multidimensional Income	3,311	$11.29	$ 37,379
Thrivent Opportunity Income Plus	66,078	$14.96	$ 988,751
Thrivent Partner Emerging Markets Equity	43,199	$16.89	$ 729,781
Thrivent Partner Healthcare	54,159	$32.73	$ 1,772,385
Thrivent Real Estate Securities	31,814	$24.26	$ 771,946
Thrivent Small Cap Growth Subaccount	30,779	$17.47	$ 537,575
Thrivent Small Cap Index	70,535	$34.20	$ 2,412,262
Thrivent Small Cap Stock	46,774	$31.98	$ 1,495,845
			$158,895,841

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and C – 1.35% Expense Ratio
Thrivent Aggressive Allocation	83,817	$29.50	$ 2,472,268
Thrivent All Cap Subaccount	5,369	$35.58	$ 191,048
Thrivent Balanced Income Plus	11,409	$21.92	$ 250,087
Thrivent Diversified Income Plus	72,562	$21.66	$ 1,571,445
Thrivent ESG Index	—	$12.83	$ —
Thrivent Global Stock	16,739	$24.12	$ 403,770
Thrivent Government Bond	18,830	$14.98	$ 282,106
Thrivent High Yield	16,214	$22.43	$ 363,659
Thrivent Income	35,872	$18.93	$ 678,904
Thrivent International Allocation	46,829	$11.84	$ 554,664
Thrivent International Index	—	$12.80	$ —
Thrivent Large Cap Growth	45,452	$49.08	$ 2,230,917
Thrivent Large Cap Index	34,214	$34.64	$ 1,185,106
Thrivent Large Cap Value	21,962	$25.47	$ 559,390
Thrivent Limited Maturity Bond	50,100	$12.63	$ 632,976
Thrivent Low Volatility Equity	1,245	$12.80	$ 15,937
Thrivent Mid Cap Growth	595	$14.79	$ 8,791
Thrivent Mid Cap Index	21,791	$35.39	$ 771,218
Thrivent Mid Cap Stock	22,402	$41.36	$ 926,597
Thrivent Mid Cap Value	1,071	$13.17	$ 14,102
Thrivent Moderate Allocation	723,386	$23.46	$16,973,066
Thrivent Moderately Aggressive Allocation	553,280	$26.15	$14,466,275
Thrivent Moderately Conservative Allocation	272,624	$19.73	$ 5,379,214
Thrivent Money Market	965,342	$ 0.98	$ 947,374
Thrivent Multidimensional Income	1,449	$11.35	$ 16,449
Thrivent Opportunity Income Plus	11,460	$15.32	$ 175,558
Thrivent Partner Emerging Markets Equity	5,499	$17.22	$ 94,682
Thrivent Partner Healthcare	14,176	$33.35	$ 472,814
Thrivent Real Estate Securities	16,791	$24.84	$ 417,121
Thrivent Small Cap Growth Subaccount	2,522	$17.54	$ 44,222
Thrivent Small Cap Index	21,598	$35.01	$ 756,218
Thrivent Small Cap Stock	14,144	$32.74	$ 463,089
			$53,319,067

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options B and C – 1.55% Expense Ratio
Thrivent Aggressive Allocation	31,440	$28.59	$ 898,723
Thrivent All Cap Subaccount	566	$34.49	$ 19,518
Thrivent Balanced Income Plus	—	$21.24	$ —
Thrivent Diversified Income Plus	8,733	$20.99	$ 183,278
Thrivent ESG Index	—	$12.81	$ —
Thrivent Global Stock	2,875	$23.38	$ 67,215
Thrivent Government Bond	2,825	$14.52	$ 41,015
Thrivent High Yield	1,089	$21.74	$ 23,669
Thrivent Income	5,162	$18.34	$ 94,676
Thrivent International Allocation	7,650	$11.55	$ 88,375
Thrivent International Index	—	$12.78	$ —
Thrivent Large Cap Growth	1,440	$47.57	$ 68,473
Thrivent Large Cap Index	5,174	$33.57	$ 173,695
Thrivent Large Cap Value	—	$24.68	$ 15
Thrivent Limited Maturity Bond	6,809	$12.24	$ 83,363
Thrivent Low Volatility Equity	—	$12.71	$ —
Thrivent Mid Cap Growth	—	$14.77	$ —
Thrivent Mid Cap Index	2,036	$34.30	$ 69,827
Thrivent Mid Cap Stock	996	$40.09	$ 39,935
Thrivent Mid Cap Value	—	$13.16	$ —
Thrivent Moderate Allocation	54,492	$22.74	$1,239,080
Thrivent Moderately Aggressive Allocation	104,657	$25.34	$2,651,883
Thrivent Moderately Conservative Allocation	51,069	$19.12	$ 976,533
Thrivent Money Market	19,875	$ 0.95	$ 18,908
Thrivent Multidimensional Income	—	$11.27	$ —
Thrivent Opportunity Income Plus	3	$14.85	$ 46
Thrivent Partner Emerging Markets Equity	1,127	$16.79	$ 18,911
Thrivent Partner Healthcare	1,869	$32.52	$ 60,784
Thrivent Real Estate Securities	1,719	$24.07	$ 41,379
Thrivent Small Cap Growth Subaccount	—	$17.44	$ —
Thrivent Small Cap Index	1,402	$33.93	$ 47,562
Thrivent Small Cap Stock	967	$31.73	$ 30,695
			$6,937,558

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A, B and C – 1.65% Expense Ratio
Thrivent Aggressive Allocation	894,545	$28.14	$ 25,172,612
Thrivent All Cap Subaccount	27,672	$33.95	$ 939,450
Thrivent Balanced Income Plus	168,524	$20.91	$ 3,524,322
Thrivent Diversified Income Plus	498,059	$20.66	$ 10,290,390
Thrivent ESG Index	9,704	$12.81	$ 124,258
Thrivent Global Stock	82,791	$23.01	$ 1,905,276
Thrivent Government Bond	97,436	$14.29	$ 1,392,681
Thrivent High Yield	130,383	$21.40	$ 2,789,983
Thrivent Income	211,171	$18.06	$ 3,812,843
Thrivent International Allocation	237,150	$11.40	$ 2,704,057
Thrivent International Index	638	$12.77	$ 8,152
Thrivent Large Cap Growth	188,170	$46.83	$ 8,811,347
Thrivent Large Cap Index	205,726	$33.05	$ 6,798,429
Thrivent Large Cap Value	100,321	$24.30	$ 2,437,801
Thrivent Limited Maturity Bond	251,157	$12.05	$ 3,027,358
Thrivent Low Volatility Equity	24,290	$12.66	$ 307,524
Thrivent Mid Cap Growth	15,628	$14.76	$ 230,637
Thrivent Mid Cap Index	114,780	$33.76	$ 3,875,467
Thrivent Mid Cap Stock	131,230	$39.46	$ 5,178,570
Thrivent Mid Cap Value	353	$13.15	$ 4,643
Thrivent Moderate Allocation	3,361,212	$22.38	$ 75,240,404
Thrivent Moderately Aggressive Allocation	2,823,882	$24.94	$ 70,440,194
Thrivent Moderately Conservative Allocation	1,458,690	$18.82	$ 27,458,770
Thrivent Money Market	3,868,474	$ 0.94	$ 3,621,811
Thrivent Multidimensional Income	28,788	$11.23	$ 323,249
Thrivent Opportunity Income Plus	113,416	$14.62	$ 1,657,575
Thrivent Partner Emerging Markets Equity	88,414	$16.58	$ 1,465,482
Thrivent Partner Healthcare	69,757	$32.11	$ 2,239,850
Thrivent Real Estate Securities	47,817	$23.70	$ 1,133,259
Thrivent Small Cap Growth Subaccount	17,308	$17.40	$ 301,082
Thrivent Small Cap Index	106,902	$33.40	$ 3,570,957
Thrivent Small Cap Stock	88,726	$31.24	$ 2,771,483
			$273,559,916
Years 8+ Basic Death Benefits and Return Protection – 1.50% Expense Ratio
Thrivent Moderately Conservative Allocation	1,611,098	$15.70	$ 25,301,797
			$ 25,301,797
Years 8+ Basic Death Benefits and Return Protection – 1.75% Expense Ratio
Thrivent Moderate Allocation	10,681,327	$22.26	$237,746,760
Thrivent Moderately Aggressive Allocation	3,248,705	$24.80	$ 80,578,494
Thrivent Moderately Conservative Allocation	6,365,430	$18.72	$119,146,084
			$437,471,338

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	826,577	$15.43	$ 12,749,988
			$ 12,749,988
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.95% Expense Ratio
Thrivent Moderate Allocation	5,985,251	$21.57	$ 129,106,384
Thrivent Moderately Aggressive Allocation	1,539,396	$24.04	$ 37,002,764
Thrivent Moderately Conservative Allocation	2,972,048	$18.14	$ 53,911,792
			$ 220,020,940
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.00% Expense Ratio
Thrivent Moderately Conservative Allocation	116,004,213	$15.40	$1,785,935,398
			$1,785,935,398
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.50% Expense Ratio
Thrivent Moderate Allocation	46,562,905	$16.40	$ 763,780,722
			$ 763,780,722
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.50% Expense Ratio
Thrivent Moderately Aggressive Allocation	3,954,063	$16.88	$ 66,836,598
			$ 66,836,598
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	37,743,161	$15.92	$ 601,007,083
			$ 601,007,083
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderate Allocation	145,840,217	$16.97	$2,474,434,126
			$2,474,434,126
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderately Aggressive Allocation	60,630,981	$17.46	$1,058,582,815
			$1,058,582,815

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
AdvisorFlex
American Funds IS® Global Growth Class 1	36,615	$17.48	$ 640,526
American Funds IS® Growth-Income Class 1	49,596	$15.41	$ 764,147
American Funds IS® International Class 1	94,691	$13.32	$1,261,546
BlackRock Total Return V.I. Class I	21,410	$11.68	$ 249,847
DFA VA International Small Portfolio	30,595	$11.86	$ 362,877
DFA VA US Targeted Value	91,976	$11.49	$1,057,078
Fidelity® VIP Emerging Markets Initial Class	85,757	$16.14	$1,382,046
Fidelity® VIP International Capital Appreciation Initial Class	35,204	$15.71	$ 553,046
Fidelity® VIP Value Initial Class	29,117	$12.82	$ 373,257
Janus Henderson Enterprise Institutional Class	96,504	$17.59	$1,697,687
John Hancock Core Bond Trust Series I	51,746	$11.64	$ 602,436
John Hancock International Equity Index Trust B Series I	15,364	$12.59	$ 193,386
John Hancock Strategic Income Opportunities Trust Series I	35,367	$11.48	$ 405,899
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	13,235	$15.01	$ 198,703
MFS® VIT II – MFS® Corporate Bond Initial Class	23,218	$12.35	$ 286,838
MFS® VIT III – MFS® Global Real Estate Initial Class	9,382	$13.01	$ 122,082
MFS® VIT II – MFS® International Intrinsic Value Initial Class	32,131	$14.78	$ 474,915
MFS® VIT III – MFS® Mid Cap Value Initial Class	11,331	$12.70	$ 143,958
MFS® VIT II – MFS® Technology Initial Class	64,617	$23.00	$1,486,332
MFS® VIT – MFS® Value Initial Class	36,708	$12.80	$ 469,732
PIMCO VIT Emerging Markets Bond Institutional Class	24,953	$11.83	$ 295,291
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	7,536	$11.31	$ 85,241
PIMCO VIT Long-Term U.S. Government Institutional Class	73,256	$13.07	$ 957,174
PIMCO VIT Real Return Institutional Class	18,857	$11.87	$ 223,760
Principal Diversified International	16,014	$12.75	$ 204,193
Principal Government & High Quality Bond	23,053	$10.84	$ 249,763
Principal Small Cap	24,513	$14.88	$ 364,744
Templeton Global Bond VIP Class 1	38,896	$ 9.63	$ 374,605
Thrivent All Cap Subaccount	1,671	$15.53	$ 25,949
Thrivent Balanced Income Plus	13,774	$12.63	$ 173,919
Thrivent Diversified Income Plus	56,482	$12.18	$ 688,110
Thrivent ESG Index	33,903	$12.91	$ 437,806
Thrivent Global Stock	17,202	$14.00	$ 240,805
Thrivent High Yield	110,888	$11.52	$1,277,602
Thrivent Income	221,445	$12.51	$2,770,486
Thrivent International Allocation	16,675	$11.34	$ 189,084

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent International Index	4,407	$12.88	$ 56,748
Thrivent Large Cap Growth	97,455	$21.52	$ 2,097,528
Thrivent Large Cap Index	357,967	$16.21	$ 5,803,241
Thrivent Large Cap Value	38,914	$13.07	$ 508,793
Thrivent Limited Maturity Bond	120,786	$10.97	$ 1,325,051
Thrivent Low Volatility Equity	7,650	$13.03	$ 99,648
Thrivent Mid Cap Growth	643	$14.88	$ 9,566
Thrivent Mid Cap Index	165,316	$13.68	$ 2,260,776
Thrivent Mid Cap Stock	59,919	$14.95	$ 895,783
Thrivent Mid Cap Value	—	$13.26	$ —
Thrivent Money Market	1,434,560	$ 1.03	$ 1,471,071
Thrivent Multidimensional Income	13,924	$11.70	$ 162,863
Thrivent Opportunity Income Plus	55,199	$11.27	$ 621,914
Thrivent Partner Emerging Markets Equity	1,222	$13.96	$ 17,063
Thrivent Partner Healthcare	46,049	$15.89	$ 731,698
Thrivent Real Estate Securities	17,209	$11.70	$ 201,266
Thrivent Small Cap Growth Subaccount	10,875	$17.99	$ 195,623
Thrivent Small Cap Index	51,264	$13.49	$ 691,622
Thrivent Small Cap Stock	19,006	$15.54	$ 295,418
Vanguard® VIF Capital Growth	70,958	$16.15	$ 1,145,847
Vanguard® VIF International	100,776	$20.23	$ 2,034,331
Vanguard® VIF Short-Term Investment-Grade	61,709	$11.04	$ 681,017
Vanguard® VIF Small Company Growth	50,502	$15.82	$ 798,615
Vanguard® VIF Total Bond Market Index	717,092	$11.60	$ 8,318,652
Vanguard® VIF Total Stock Market Index	462,185	$16.29	$ 7,528,132
			$59,237,136

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Retirement Choice
American Funds IS® Global Growth Class 4	459,264	$12.44	$ 5,712,550
American Funds IS® Growth-Income Class 4	474,948	$11.71	$ 5,559,670
American Funds IS® International Growth and Income Class 4	90,952	$12.40	$ 1,128,128
American Funds IS® International Class 4	80,030	$12.76	$ 1,020,861
BlackRock Total Return V.I. Class III	1,117,776	$10.21	$11,399,787
Eaton Vance VT Floating-Rate Income Initial Share Class	129,617	$10.57	$ 1,370,342
Fidelity VIP Emerging Markets Service Class 2	178,851	$13.63	$ 2,436,975
Fidelity VIP Energy Service Class 2	62,473	$10.77	$ 673,078
Fidelity VIP International Capital Appreciation Service Class 2	411,670	$12.30	$ 5,064,332
Fidelity VIP Value Service Class 2	130,177	$13.11	$ 1,707,050
Franklin Small Cap Value VIP Class 2	152,184	$12.81	$ 1,949,191
Goldman Sachs VIT Core Fixed Income Service Shares	714,151	$10.16	$ 7,256,760
Goldman Sachs VIT Small Cap Equity Insights Service Shares	66,287	$12.82	$ 849,514
Janus Henderson VIT Enterprise Service Class	195,495	$12.74	$ 2,490,231
Janus Henderson VIT Forty Service Class	492,574	$12.48	$ 6,148,759
John Hancock Core Bond Trust Series II	262,694	$10.13	$ 2,661,499
John Hancock International Small Company Trust Series II	28,117	$12.76	$ 358,695
John Hancock Strategic Income Opportunities Trust Series II	215,685	$10.79	$ 2,327,734
MFS® VIT II – Core Equity Service Class	148,578	$12.08	$ 1,794,795
MFS® VIT III Global Real Estate Service Class	39,461	$11.57	$ 456,663
MFS® VIT III Mid Cap Value Service Class	51,428	$12.46	$ 640,965
MFS® VIT – New Discovery Series Service Class	225,301	$13.76	$ 3,101,126
MFS® VIT II Technology Service Class	387,944	$12.37	$ 4,798,306
MFS® VIT Value Series Service Class	64,906	$11.84	$ 768,366
PIMCO VIT Emerging Markets Bond Advisor Class	22,667	$10.87	$ 246,490
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	79,114	$10.92	$ 863,759
PIMCO VIT Long-Term US Government Advisor Class	452,374	$ 9.65	$ 4,366,319
PIMCO VIT Real Return Advisor Class	566,896	$10.47	$ 5,937,347
Principal Capital Appreciation Class 2	150,236	$12.20	$ 1,833,496
Principal VC Equity Income Class 2	212,353	$12.38	$ 2,628,630
Putnam VT International Value Class 1B	26,217	$12.22	$ 320,332
Putnam VT Research Class 1B	115,149	$12.12	$ 1,396,070
Templeton Global Bond VIP Class 2	80,372	$ 9.94	$ 799,252
Thrivent Aggressive Allocation	2,790,125	$12.44	$34,706,845
Thrivent All Cap Subaccount	116,228	$12.55	$ 1,458,809
Thrivent Balanced Income Plus	331,883	$11.51	$ 3,818,814
Thrivent Diversified Income Plus	525,828	$11.03	$ 5,801,562

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent ESG Index	115,891	$12.09	$ 1,400,755
Thrivent Global Stock	110,975	$12.25	$ 1,359,628
Thrivent Government Bond	577,039	$ 9.94	$ 5,736,985
Thrivent High Yield	1,403,238	$10.93	$ 15,343,542
Thrivent Income	3,182,381	$10.51	$ 33,434,046
Thrivent International Allocation	69,033	$11.98	$ 826,740
Thrivent International Index	189,737	$12.02	$ 2,279,894
Thrivent Large Cap Growth	2,821,922	$12.41	$ 35,020,086
Thrivent Large Cap Index	2,145,407	$12.13	$ 26,013,852
Thrivent Large Cap Value	239,177	$12.25	$ 2,930,825
Thrivent Limited Maturity Bond	1,223,108	$10.14	$ 12,400,510
Thrivent Low Volatility Equity	83,040	$11.04	$ 917,095
Thrivent Mid Cap Growth	335,469	$13.19	$ 4,423,563
Thrivent Mid Cap Index	699,343	$12.93	$ 9,044,552
Thrivent Mid Cap Stock	677,578	$13.36	$ 9,050,885
Thrivent Mid Cap Value	27,896	$12.88	$ 359,434
Thrivent Moderate Allocation	5,984,056	$11.40	$ 68,225,408
Thrivent Moderately Aggressive Allocation	4,798,712	$11.77	$ 56,485,907
Thrivent Moderately Conservative Allocation	2,141,676	$10.90	$ 23,336,836
Thrivent Money Market	2,760,573	$ 0.99	$ 2,743,251
Thrivent Multidimensional Income	26,802	$11.22	$ 300,596
Thrivent Opportunity Income Plus	191,259	$10.50	$ 2,008,966
Thrivent Partner Emerging Markets Equity	44,254	$13.99	$ 619,296
Thrivent Partner Healthcare	408,723	$11.38	$ 4,649,677
Thrivent Real Estate Securities	73,055	$10.88	$ 794,888
Thrivent Small Cap Growth Subaccount	427,970	$14.16	$ 6,061,511
Thrivent Small Cap Index	785,723	$13.45	$ 10,568,597
Thrivent Small Cap Stock	208,105	$14.30	$ 2,974,936
			$475,165,363

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2002
Thrivent Aggressive Allocation	—	$29.22	$ —
Thrivent All Cap Subaccount	6	$33.73	$ 198
Thrivent Balanced Income Plus	985	$22.76	$ 22,416
Thrivent Diversified Income Plus	574	$22.25	$ 12,763
Thrivent ESG Index	—	$12.87	$ —
Thrivent Global Stock	5,068	$24.47	$ 124,045
Thrivent Government Bond	3,230	$15.93	$ 51,446
Thrivent High Yield	5,735	$23.03	$ 132,063
Thrivent Income	5,050	$20.05	$ 101,272
Thrivent International Allocation	10,056	$12.46	$ 125,367
Thrivent International Index	—	$12.83	$ —
Thrivent Large Cap Growth	7,286	$47.94	$ 349,299
Thrivent Large Cap Index	2,423	$35.47	$ 85,936
Thrivent Large Cap Value	4,367	$26.25	$ 114,632
Thrivent Limited Maturity Bond	7,759	$13.36	$ 103,664
Thrivent Low Volatility Equity	—	$12.99	$ —
Thrivent Mid Cap Growth	—	$14.83	$ —
Thrivent Mid Cap Index	2,338	$34.26	$ 80,092
Thrivent Mid Cap Stock	5,135	$38.83	$ 199,397
Thrivent Mid Cap Value	—	$13.21	$ —
Thrivent Moderate Allocation	10,576	$23.87	$ 252,484
Thrivent Moderately Aggressive Allocation	1,201	$26.26	$ 31,523
Thrivent Moderately Conservative Allocation	7,940	$20.30	$ 161,216
Thrivent Money Market	39,111	$ 1.03	$ 40,472
Thrivent Multidimensional Income	382	$11.52	$ 4,399
Thrivent Opportunity Income Plus	7,974	$16.27	$ 129,730
Thrivent Partner Emerging Markets Equity	432	$18.11	$ 7,825
Thrivent Partner Healthcare	107	$35.09	$ 3,762
Thrivent Real Estate Securities	2,074	$24.32	$ 50,442
Thrivent Small Cap Growth Subaccount	221	$17.73	$ 3,913
Thrivent Small Cap Index	480	$33.40	$ 16,038
Thrivent Small Cap Stock	2,451	$31.59	$ 77,416
			$2,281,810

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2005
Thrivent Aggressive Allocation	7,927	$29.22	$ 231,611
Thrivent All Cap Subaccount	435	$33.73	$ 14,670
Thrivent Balanced Income Plus	2,505	$22.76	$ 57,025
Thrivent Diversified Income Plus	35,616	$22.25	$ 792,604
Thrivent ESG Index	56	$12.87	$ 718
Thrivent Global Stock	2,283	$24.47	$ 55,886
Thrivent Government Bond	2,978	$15.93	$ 47,427
Thrivent High Yield	5,727	$23.03	$ 131,887
Thrivent Income	12,788	$20.05	$ 256,438
Thrivent International Allocation	10,744	$12.46	$ 133,886
Thrivent International Index	—	$12.83	$ —
Thrivent Large Cap Growth	6,998	$47.94	$ 335,476
Thrivent Large Cap Index	9,294	$35.47	$ 329,664
Thrivent Large Cap Value	9,195	$26.25	$ 241,390
Thrivent Limited Maturity Bond	5,592	$13.36	$ 74,714
Thrivent Low Volatility Equity	—	$12.99	$ —
Thrivent Mid Cap Growth	2,045	$14.83	$ 30,326
Thrivent Mid Cap Index	6,794	$34.26	$ 232,748
Thrivent Mid Cap Stock	7,185	$38.83	$ 279,023
Thrivent Mid Cap Value	—	$13.21	$ —
Thrivent Moderate Allocation	249,456	$23.87	$ 5,955,266
Thrivent Moderately Aggressive Allocation	77,216	$26.26	$ 2,027,319
Thrivent Moderately Conservative Allocation	212,900	$20.30	$ 4,322,630
Thrivent Money Market	257,327	$ 1.03	$ 266,281
Thrivent Multidimensional Income	—	$11.52	$ —
Thrivent Opportunity Income Plus	5,251	$16.27	$ 85,423
Thrivent Partner Emerging Markets Equity	9,468	$18.11	$ 171,511
Thrivent Partner Healthcare	3,112	$35.09	$ 109,208
Thrivent Real Estate Securities	3,629	$24.32	$ 88,249
Thrivent Small Cap Growth Subaccount	4,779	$17.73	$ 84,708
Thrivent Small Cap Index	4,973	$33.40	$ 166,067
Thrivent Small Cap Stock	3,388	$31.59	$ 107,025
			$16,629,180

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Death Claims – AdvisorFlex
American Funds IS® Global Growth Class 1	—	$17.48	$ —
American Funds IS® Growth-Income Class 1	—	$15.41	$ —
American Funds IS® International Class 1	—	$13.32	$ —
BlackRock Total Return V.I. Class I	—	$11.68	$ —
DFA VA International Small Portfolio	—	$11.86	$ —
DFA VA US Targeted Value	—	$11.49	$ 122
Fidelity® VIP Emerging Markets Initial Class	—	$16.14	$ —
Fidelity® VIP International Capital Appreciation Initial Class	—	$15.71	$ —
Fidelity® VIP Value Initial Class	—	$12.82	$ —
Janus Henderson Enterprise Institutional Class	736	$17.59	$12,954
John Hancock Core Bond Trust Series I	—	$11.64	$ —
John Hancock International Equity Index Trust B Series I	—	$12.59	$ —
John Hancock Strategic Income Opportunities Trust Series I	—	$11.48	$ —
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	—	$15.01	$ —
MFS® VIT II – MFS® Corporate Bond Initial Class	—	$12.35	$ —
MFS® VIT III – MFS® Global Real Estate Initial Class	—	$13.01	$ —
MFS® VIT II – MFS® International Intrinsic Value Initial Class	—	$14.78	$ —
MFS® VIT III – MFS® Mid Cap Value Initial Class	—	$12.70	$ —
MFS® VIT II – MFS® Technology Initial Class	547	$23.00	$12,595
MFS® VIT – MFS® Value Initial Class	—	$12.80	$ —
PIMCO VIT Emerging Markets Bond Institutional Class	—	$11.83	$ 6
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	—	$11.31	$ —
PIMCO VIT Long-Term U.S. Government Institutional Class	1,533	$13.07	$20,026
PIMCO VIT Real Return Institutional Class	—	$11.87	$ —
Principal Diversified International	—	$12.75	$ —
Principal Government & High Quality Bond	—	$10.84	$ —
Principal Small Cap	—	$14.88	$ —
Templeton Global Bond VIP Class 1	—	$ 9.63	$ —
Thrivent All Cap Subaccount	—	$15.53	$ —
Thrivent Balanced Income Plus	—	$12.63	$ —
Thrivent Diversified Income Plus	—	$12.18	$ —
Thrivent ESG Index	952	$12.91	$12,288
Thrivent Global Stock	—	$14.00	$ —
Thrivent High Yield	—	$11.52	$ 26
Thrivent Income	—	$12.51	$ 11
Thrivent International Allocation	—	$11.34	$ —

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent International Index	—	$12.88	$ —
Thrivent Large Cap Growth	291	$21.52	$ 6,253
Thrivent Large Cap Index	—	$16.21	$ —
Thrivent Large Cap Value	—	$13.07	$ —
Thrivent Limited Maturity Bond	—	$10.97	$ —
Thrivent Low Volatility Equity	—	$13.03	$ —
Thrivent Mid Cap Growth	—	$14.88	$ —
Thrivent Mid Cap Index	—	$13.68	$ —
Thrivent Mid Cap Stock	—	$14.95	$ —
Thrivent Mid Cap Value	—	$13.26	$ —
Thrivent Money Market	—	$ 1.03	$ —
Thrivent Multidimensional Income	—	$11.70	$ —
Thrivent Opportunity Income Plus	—	$11.27	$ —
Thrivent Partner Emerging Markets Equity	—	$13.96	$ —
Thrivent Partner Healthcare	715	$15.89	$ 11,367
Thrivent Real Estate Securities	—	$11.70	$ —
Thrivent Small Cap Growth Subaccount	—	$17.99	$ —
Thrivent Small Cap Index	—	$13.49	$ —
Thrivent Small Cap Stock	—	$15.54	$ —
Vanguard® VIF Capital Growth	—	$16.15	$ —
Vanguard® VIF International	—	$20.23	$ —
Vanguard® VIF Short-Term Investment-Grade	—	$11.04	$ —
Vanguard® VIF Small Company Growth	—	$15.82	$ —
Vanguard® VIF Total Bond Market Index	1,908	$11.60	$ 22,137
Vanguard® VIF Total Stock Market Index	1,083	$16.29	$ 17,647
			$115,432

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Death Claims – Retirement Choice
American Funds IS® Global Growth Class 4	—	$12.46	$—
American Funds IS® Growth-Income Class 4	—	$11.72	$—
American Funds IS® International Growth and Income Class 4	—	$12.42	$—
American Funds IS® International Class 4	—	$12.78	$—
BlackRock Total Return V.I. Class III	—	$10.23	$—
Eaton Vance VT Floating-Rate Income Initial Share Class	—	$10.59	$—
Fidelity VIP Emerging Markets Service Class 2	—	$13.65	$—
Fidelity VIP Energy Service Class 2	—	$10.79	$—
Fidelity VIP International Capital Appreciation Service Class 2	—	$12.32	$—
Fidelity VIP Value Service Class 2	—	$13.13	$—
Franklin Small Cap Value VIP Class 2	—	$12.83	$—
Goldman Sachs VIT Core Fixed Income Service Shares	—	$10.18	$—
Goldman Sachs VIT Small Cap Equity Insights Service Shares	—	$12.84	$—
Janus Henderson VIT Enterprise Service Class	—	$12.76	$—
Janus Henderson VIT Forty Service Class	—	$12.50	$—
John Hancock Core Bond Trust Series II	—	$10.15	$—
John Hancock International Small Company Trust Series II	—	$12.78	$—
John Hancock Strategic Income Opportunities Trust Series II	—	$10.81	$—
MFS® VIT II – Core Equity Service Class	—	$12.10	$—
MFS® VIT III Global Real Estate Service Class	—	$11.59	$—
MFS® VIT III Mid Cap Value Service Class	—	$12.48	$—
MFS® VIT – New Discovery Series Service Class	—	$13.79	$—
MFS® VIT II Technology Service Class	—	$12.39	$—
MFS® VIT Value Series Service Class	—	$11.86	$—
PIMCO VIT Emerging Markets Bond Advisor Class	—	$10.89	$—
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	—	$10.93	$—
PIMCO VIT Long-Term US Government Advisor Class	—	$ 9.67	$—
PIMCO VIT Real Return Advisor Class	—	$10.49	$—
Principal Capital Appreciation Class 2	—	$12.22	$—
Principal VC Equity Income Class 2	—	$12.40	$—
Putnam VT International Value Class 1B	—	$12.24	$—
Putnam VT Research Class 1B	—	$12.14	$—
Templeton Global Bond VIP Class 2	—	$ 9.96	$—
Thrivent Aggressive Allocation	—	$12.46	$—
Thrivent All Cap Subaccount	—	$12.57	$—
Thrivent Balanced Income Plus	—	$11.52	$—
Thrivent Diversified Income Plus	—	$11.05	$—

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent ESG Index	—	$12.11	$—
Thrivent Global Stock	—	$12.27	$—
Thrivent Government Bond	—	$ 9.96	$—
Thrivent High Yield	—	$10.95	$—
Thrivent Income	—	$10.52	$—
Thrivent International Allocation	—	$11.99	$—
Thrivent International Index	—	$12.03	$—
Thrivent Large Cap Growth	—	$12.43	$—
Thrivent Large Cap Index	—	$12.14	$—
Thrivent Large Cap Value	—	$12.27	$—
Thrivent Limited Maturity Bond	—	$10.15	$—
Thrivent Low Volatility Equity	—	$11.06	$—
Thrivent Mid Cap Growth	—	$13.21	$—
Thrivent Mid Cap Index	—	$12.95	$—
Thrivent Mid Cap Stock	—	$13.38	$—
Thrivent Mid Cap Value	—	$12.90	$—
Thrivent Moderate Allocation	—	$11.42	$—
Thrivent Moderately Aggressive Allocation	—	$11.79	$—
Thrivent Moderately Conservative Allocation	—	$10.91	$—
Thrivent Money Market	—	$ 1.00	$—
Thrivent Multidimensional Income	—	$11.23	$—
Thrivent Opportunity Income Plus	—	$10.52	$—
Thrivent Partner Emerging Markets Equity	—	$14.02	$—
Thrivent Partner Healthcare	—	$11.39	$—
Thrivent Real Estate Securities	—	$10.90	$—
Thrivent Small Cap Growth Subaccount	—	$14.18	$—
Thrivent Small Cap Index	—	$13.47	$—
Thrivent Small Cap Stock	—	$14.32	$—
			$ -
(8) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Growth and Income Plus (the “Target Portfolio”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 24, 2020. The Contractholders of each Subaccount voted in favor of merging the Target Portfolio into the Portfolio shown below (“the Acquiring Portfolio”) effective August 31, 2020.
	The Target Portfolio	The Acquiring Portfolio
Merger	Thrivent Partner Growth Stock	Thrivent Large Cap Growth
The mergers were accomplished by tax free exchanges as detailed below:
	Net Assets as of August 31, 2020	Shares as of August 31, 2020
Acquiring Portfolio	$ 738,854,236	14,118,270

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(8) SUBACCOUNT MERGERS - continued
	Net Assets as of August 31, 2020	Shares as of August 31, 2020
Target Portfolio	$ 266,923,993	7,621,805
After Acquisition	$1,005,778,229	21,740,075
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 28, 2020.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Growth Stock	$(56,679,558)	$(1,798,673)	$117,842,321
Assuming the acquisition had been completed on January 1, 2020 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2020, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$118,244,240	$(8,689,323)	$183,045,438
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 31, 2020.
Assuming the acquisition had been completed on January 1, 2019 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2019, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$94,361,105	$(7,550,874)	$74,826,726

PART C.    OTHER INFORMATION
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Thrivent Financial for Lutherans authorizing the establishment of Thrivent Variable Annuity Account I (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
(b)	Custodian Agreements	Not Applicable
(c)	Underwriting Contracts	Pre-Effective Amendment No. 1 to the registration statement to Form N-4 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019
(d)(i)	Contract	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(d)(ii)	Maximum Anniversary Death Benefit Rider	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Retirement Choice Variable Annuity, Registration Statement 333-237618, filed April 9, 2020
(d)(iii)	Guaranteed Lifetime Withdrawal Benefit Rider – Single	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(d)(iv)	Guaranteed Lifetime Withdrawal Benefit Rider – Joint	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(d)(v)	Amendatory Agreement (Unisex Tables)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(vi)	Amendatory Agreement (Sex Distinct Tables)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(vii)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(viii)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(e)	Contract Application Form	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Retirement Choice Variable Annuity, Registration Statement 333-237618, filed April 9, 2020
(f)	Articles of Incorporation and Bylaws of Depositor	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(g)	Reinsurance Contracts	Not Applicable
(h)(i)	Participation Agreement between the Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(ii)	American Funds Participation Agreement Amendment	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(iii)	BlackRock Distribution Sub-Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(iv)	Eaton Vance Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(v)	Eaton Vance Shareholder Servicing Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(vi)	Eaton Vance 12b-1 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(vii)	Fidelity VIP Service Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(viii)	Fidelity Broker-Dealer Redirect Letter	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(ix)	Franklin Templeton ASA Amendment	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(x)	Goldman Sachs Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xi)	Goldman Sachs Administrative Services Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xii)	Goldman Sachs Service Class Service Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xiii)	Janus Henderson Amendment to Fund Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xiv)	Janus Henderson Distribution Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(xv)	Janus Henderson Administrative Services Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xvi)	John Hancock Amendment to Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xvii)	John Hancock Amendment to Administrative Services Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xviii)	MFS Amendment to Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xix)	MFS Fee Letter	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xx)	PIMCO Selling Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xxi)	Principal Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xxii)	Putnam Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xxiii)	Putnam 22c-2 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xxiv)	Putnam NSCC Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(h)(xxv)	Putnam Marketing Administrative Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity, Registration Statement 333-237618, filed on June 29, 2020
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable

Exhibit	Description	Filed Herewith / Incorporated by reference from
(n)	Initial Capital Agreements	Not Applicable
(o)	Initial Summary Prospectus	Filed Herewith
(p)	Powers of Attorney	Filed Herewith
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman 1115 Manor Drive Wilmette, IL 60091	Director
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 533 B Simonds Loop San Francisco, CA 94129	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Angela S. Reiger 5 Lands End Lane Dodgeville, WI 53593	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Vibhu R. Sharma	Executive Vice President, Chief Financial Officer and Treasurer

Name and Principal Business Address	Positions and Offices with Depositor
David S. Royal	Executive Vice President, Chief Investment Officer
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Paul R. Johnston (Interim)	Executive Vice President, Chief Human Resource Officer
Lisa J. Flanary	Executive Vice President, Chief Growth Officer
Mary Jane Fortin	Executive Vice President, Chief Commercial Officer
James M. Odland	Vice President and Chief Compliance Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Education Funding, LLC[2]	Special purpose entity	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC3	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Trust Company of Tennessee, Inc.[2]	Public trust company	Tennessee
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
North Meadows Investment, Ltd.[1]	Real estate development and investment corporation	Wisconsin
White Rose GP I, LLC[4,7]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[5,8]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[5,9]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,10]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[5,11]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,12]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[5,13]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,14]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[4,15]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,16]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,17]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,18]	General partner	Delaware
Thrivent White rose Fund V Equity Direct, L.P.[5,19]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,20]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[4,21]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[5,22]	Private equity fund	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,23]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,28]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,32]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,31]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,35]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,36]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,38]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,39]	General Partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,41]	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[4,42]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,44]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,45]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.5, 46	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,47]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,48]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4,49]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,50]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[6]	Investment adviser	Delaware

[1]	Wholly owned subsidiary of Thrivent Financial.
[2]	Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
[3]	Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
[4]	Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
[5]	Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund and Twin Bridge Narrow Gate Fund limited partnerships.
[7]	Thrivent Financial has a 75.503% ownership interest.
[8]	Thrivent Financial has a 99.311% ownership interest.
[9]	Thrivent Financial has a 99.829% ownership interest.
[10]	Thrivent Financial has a 67.877% ownership interest.
[11]	Thrivent Financial has a 99.831% ownership interest.
[12]	Thrivent Financial has a 67.995% ownership interest.

13
Thrivent Financial has a 99.269% ownership interest.
14
Thrivent Financial has a 99.815% ownership interest.
15
Thrivent Financial has a 66.044% ownership interest.
16
Thrivent Financial has a 98.936% ownership interest.
17
Thrivent Financial has a 99.828% ownership interest.
18
Thrivent Financial has a 64.508% ownership interest.
[19]	Thrivent Financial has a 99.054% ownership interest.
20
Thrivent Financial has a 99.820% ownership interest.
21
Thrivent Financial has a 30.854% ownership interest.
22
Thrivent Financial has a 98.975% ownership interest.
23
Thrivent Financial has a 99.867% ownership interest.
24
Thrivent Financial has a 30.691% ownership interest.
25
Thrivent Financial has a 98.856% ownership interest.
26
Thrivent Financial has a 99.831% ownership interest.
27
Thrivent Financial has a 25.000% ownership interest.
28
Thrivent Financial has a 98.634% ownership interest.
29
Thrivent Financial has a 99.680% ownership interest.
30
Thrivent Financial has a 37.000% ownership interest.
31
Thrivent Financial has a 98.620% ownership interest.
32
Thrivent Financial has a 99.881% ownership interest.
[33]	Thrivent Financial has a 34.000% ownership interest.
34
Thrivent Financial has a 98.296% ownership interest.
35
Thrivent Financial has a 99.881% ownership interest.
36
Thrivent Financial has a 17.500% ownership interest.
37
Thrivent Financial has a 98.582% ownership interest.
38
Thrivent Financial has a 99.871% ownership interest.
[39]	Thrivent Financial has a 22.500% ownership interest.
40
Thrivent Financial has a 99.112% ownership interest.
41
Thrivent Financial has a 99.919% ownership interest.
42
Thrivent Financial has a 15.000% ownership interest.
43
Thrivent Financial has a 99.933% ownership interest.
44
Thrivent Financial has a 98.593% ownership interest.
45
Thrivent Financial has a 99.732% ownership interest.
46
Thrivent Financial has a 99.112% ownership interest.
47
Thrivent Financial has a 23.000% ownership interest.
48
Thrivent Financial has a 99.683% ownership interest.
49
Thrivent Financial has a 19.000% ownership interest.
50
Thrivent Financial has a 99.900% ownership interest.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Insurance Account B
4.	Thrivent Variable Insurance Account C
5.	Thrivent Variable Annuity Account I
6.	Thrivent Variable Annuity Account II
7.	Thrivent Variable Annuity Account A
8.	Thrivent Variable Annuity Account B
9.	Thrivent Variable Annuity Account C

Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Vibhu Sharma	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President & Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director, Affiliate Finance, CFO and Treasurer
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary

Name and Principal Business Address	Position and Offices with Underwriter
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Luke W. Winskowski	Director
Nikki L. Sorum	Director
Cynthia J. Nighbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner	Chief Information Security Officer
(c) Compensation from Registrant.    Not Applicable.
Management Services
Not Applicable.
Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-237618, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2021
Thrivent Variable Annuity Account I (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Tonia Nicole James Gilchrist Vice President and Managing Counsel

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Tonia Nicole James Gilchrist Vice President and Managing Counsel
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

Vibhu Sharma*	Executive Vice President, Chief Financial Officer and Treasurer(Principal Financial Officer)

Bonnie E. Raquet*	Chair of the Board
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Kathryn V. Marinello*	Director
Bradford N. Creswell*	Director
Nichole B. Pechet*	Director
Deborah M. Ackerman*	Director
Angela S. Rieger*	Director
*Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2021
Tonia Nicole James Gilchrist	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT I
The exhibits below represent only those exhibits which are newly filed with this Registration Statement.
EXHIBIT NO.
EX (k)	Opinion of Counsel
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
EX (o)	Initial Summary Prospectus for New Investors
EX (p)	Powers of Attorney